As filed with the Securities and Exchange Commission on November 17, 2021

Securities Act File No. 333-259133

Investment Company Act File No. 811-23739

UNITED STATES SECURITIES AND EXCHANGE
COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

 Pre-Effective Amendment No. 1 ☒
Post-Effective Amendment No. ☐
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 1 ☒

PGIM Private Real Estate Fund, Inc.

 (Exact Name of Registrant as Specified in Charter)

655 Broad Street, Newark, NJ 07102-4410

(Address of Principal Executive Office)

(Registrant’s Telephone Number, including Area Code):  (973) 802-5032

Claudia DiGiacomo, Esq.
PGIM Investments LLC
655 Broad Street, Newark, NJ 07102-4410

(Name and Address of Agent for Service)

With Copies to:

Benjamin C. Wells, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☒	when declared effective pursuant to Section 8(c) of the Securities Act.

☐	immediately upon filing pursuant to paragraph (b) of Rule 486.

☐	on (date) pursuant to paragraph (b) of Rule 486.

☐	60 days after filing pursuant to paragraph (a) of Rule 486.

☐	on (date) pursuant to paragraph (a) of Rule 486.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment registration statement.

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

Calculation of Registration Fee Under the Securities Act of 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock, $0.001 par value			$1,000,000	$109.10

(1)Estimated solely for the purpose of calculating the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effectiveness until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS DATED NOVEMBER 17, 2021

PGIM PRIVATE REAL ESTATE FUND, INC.

CLASS I COMMON SHARES

CLASS D COMMON SHARES

CLASS S COMMON SHARES

CLASS T COMMON SHARES

The Fund. PGIM Private Real Estate Fund, Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund intends to invest primarily in private real estate in the United States. The Fund is a Maryland corporation and intends to elect to be taxed as a real estate investment trust (“REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a REIT, the Fund must distribute at least 90% of its REIT taxable income each year to its stockholders.

PGIM Investments LLC (the “Manager” or “PGIM Investments”) will serve as the investment manager to the Fund and has engaged PGIM, Inc. (the “Subadviser” or “PGIM”) as subadviser to provide day-to-day management of the Fund’s portfolio, primarily through PGIM Real Estate, the real estate investment advisory business unit within PGIM. The Fund seeks to provide a broad range of investors with access to diversified, institutional quality real estate by leveraging the expertise of PGIM Real Estate.

Investment Objectives. The Fund’s investment objectives are to provide attractive current income and long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objectives.

Investment Strategies. The Fund intends, under normal circumstances, to invest at least 80% of its net assets (plus the amount of its borrowings for investment purposes) in a diverse portfolio of private real estate, including property, equity investments in real estate or real estate related companies and debt investments backed by real estate or real estate related companies acquired from private issuers or in private transactions. This portion of the Fund is expected to be heavily weighted to investments in property sectors that PGIM Real Estate considers strategic, including housing, logistics, office, and retail, targeting investments that PGIM Real Estate believes can benefit from long-term structural changes driven by demographics and technological shifts. PGIM Real Estate will also employ tactical strategies that seek to capture value through cyclical opportunities and pricing dislocations in property sectors such as self-storage, hotels, medical office, data centers, net lease (meaning properties leased to long-term tenants where the tenants have agreed to pay substantially all expenses related to the property, including taxes, insurance and maintenance), and others. Many of these property investments are expected to be structured through privately-owned operating entities that own and operate whole or partial interests in real properties. In addition, the Fund also intends to invest in traded real estate-related securities such as commercial and residential mortgage-backed securities, equity or debt securities issued by REITs or real estate-related investment companies, exchange-traded funds (“ETFs”), as well as other pooled investment vehicles, derivatives and other instruments that provide exposure to such investments. The derivatives investments may include options contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements for investment, hedging and risk management purposes. For purposes of the 80% policy, the Fund’s derivative instruments will be valued based on their market value. The Fund will not invest more than 15% of its assets in private funds that rely on Section 3(c)(1) or 3(c)(7) of the Investment Company Act.

Securities Offered. The Fund currently intends to offer four classes of its common stock, $0.001 par value per share, on a continuous basis: Class I Common Stock (“Class I Shares”), Class D Common Stock (“Class D Shares”), Class S Common Stock (“Class S Shares”) and Class T Common Stock (“Class T Shares” and, together with the Class I Shares, Class D Shares and Class S Shares, the “Common Stock”). The Fund may offer additional classes of its Common Stock in the future.

No secondary market.

•	The Common Stock has no history of public trading, nor is it currently intended that the Common Stock will be listed on a public exchange or any other trading market in the near future.
•	No organized secondary market is expected to develop for the Fund’s shares, liquidity for the Fund’s Common Stock is expected to be provided only through quarterly tender offers of Common Stock at NAV per share of Common Stock.
•	There is no guarantee that repurchases will occur or that an investor will be able to sell all the Common Stock that the investor desires to sell in a tender offer. Due to these restrictions, an investor should consider an investment in the Fund to be illiquid. Investing in the Common Stock may be speculative and involves a high degree of risk, including the risks associated with leverage.
•	An investment in the Fund may not be suitable for investors who may need the money they invest in a specified timeframe.

Sales Load.

•	An investor will pay a sales load of up to % and offering expenses of up to % on the amounts it invests. If you pay the maximum aggregate % for sales load and offering expenses, you must experience a total return on your net investment of % in order to recover these expenses. See “Risks” below in this prospectus.

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Investing in the Common Stock involves certain risks. See “Risks” beginning on page 46 of this prospectus.

	Offering Price(1)	Maximum Sales Load	Proceeds to Fund(2)
Class I Common Stock, per share	$	None	$
Class D Common Stock, per share	$	1.5%	$
Class S Common Stock, per share	$	3.5%	$
Class T Common Stock, per share	$	None	$
Maximum Offering(3)	$	$	$

(1)	Each class of Common Stock will be continuously offered at net asset value (“NAV”) per share, plus, in the case of Class D Shares and Class S Shares, a maximum sales load of up to 1.5% and 3.5%, respectively, of the offering price. Class I Shares and Class T Shares are not subject to a sales load; however, investors could be required to pay brokerage commissions on purchases and sales of Class I Shares and Class T Shares to their selling agents. Investors should consult with their selling agents about the sales load and any additional fees or charges their selling agents might impose on each class of Common Stock. A 2.00% early redemption fee payable to the Fund will be charged with respect to the repurchase of a stockholder’s Common Stock at any time prior to the day immediately preceding the one-year anniversary of a stockholder’s purchase of the shares. Information in the table reflects the initial offering price.

(2)	Offering and organizational expenses prior to the Fund commencing its offering of the Common Stock are estimated to be approximately $ . The Manager has agreed to fund the Fund’s organizational and offering expenses until the initial sale of Common Stock in this offering. Pursuant to an Expense Limitation and Reimbursement Agreement, through , the Manager has agreed to waive its fees and/or reimburse expenses of the Fund so that certain of the Fund’s Specified Expenses (as defined in the prospectus) will not exceed % of net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Manager, but only if and to the extent that Specified Expenses are less than % of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within three years after the date the Manager waived or reimbursed such fees or expenses.

(3)	Assumes an offering of 100% Class S Shares at the maximum sales load.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus dated          , 2021.

Repurchases. The Fund intends, but is not obligated, to conduct quarterly tender offers for up to 5.0% of the aggregate NAV of its outstanding Common Stock at the applicable NAV per share as of the applicable valuation date. Repurchases will be made at such times and on such terms as may be determined by the board of directors (the “Board”) of the Fund, in its sole discretion. However, no assurance can be given that repurchases will occur or that any Common Stock properly tendered will be repurchased by the Fund.

Leverage. The Fund may seek to enhance the level of its current distributions to common stockholders and capital appreciation through the use of leverage, subject to the limitations of the Investment Company Act. The Fund expects to use entity level debt (non-mortgage debt at the Fund level). The Fund may incur entity level debt, including unsecured and secured credit facilities from certain financial institutions and other forms of borrowing (collectively, “Borrowings”) and is limited to 33 1/3% of the Fund’s total assets (less all liabilities and indebtedness not represented by Investment Company Act leverage) immediately after such Borrowings. The Fund also expects its investments will utilize property level debt financing (mortgages on the Fund’s properties that are not recourse to the Fund except in extremely limited circumstances). Property level debt will be incurred by operating entities held by the Fund and secured by real estate owned by such operating entities. In a non-recourse mortgage, if an operating entity were to default on a loan, the lender’s recourse would be to the mortgaged property and the lender would typically not have a claim to seek recovery from any unpaid portion of the loan from the other assets of the Fund or its subsidiaries. See “Leverage” and “Risks—Leverage Risk.”

Investment Manager. PGIM Investments, the Fund’s investment manager and a registered investment adviser, will provide administrative and management services to the Fund, subject to the supervision of the Board. PGIM Investments is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential”) that was organized in 1987. As of June 30, 2021, PGIM Investments’ total assets under management were approximately $        billion.

Subadviser. PGIM, Inc. (“PGIM”) an indirect, wholly-owned subsidiary of Prudential that was organized in 1984, will serve as the Fund’s subadviser. PGIM is the global asset management business of Prudential Financial, Inc. (NYSE:PRU). PGIM offers a range of investment solutions for retail and institutional investors around the world across a broad range of asset classes, including real estate and alternatives, public fixed income, private fixed income, fundamental equity, and quantitative equity. As of June 30, 2021, PGIM managed approximately $       trillion in assets.

PGIM Real Estate, the real estate investing and financing unit within PGIM, is one of the largest real estate managers in the world with more than $         of assets under management and administration as of June 30, 2021. PGIM Real Estate has more than 140 years of experience investing in real estate through direct mortgage loan originations and more than 50 years of history managing open end real estate equity vehicles. The business is supported by more than 1,100 specialized professionals located in         cities across the globe. PGIM Real Estate’s local operating units offer a broad range of real estate investment strategies and investment management services in the U.S., Europe, Asia and Latin America.

Predecessor Fund. Simultaneous with the commencement of the Fund’s operations it is expected that a private fund managed by an affiliate of the Manager (the “Predecessor Fund”) will be reorganized with and transfer substantially all its portfolio investments into the Fund. The portfolio investments of the Predecessor Fund are consistent with, and the Predecessor Fund’s investments objectives are substantially similar to, the investment objectives and strategies of the Fund.

Investing in the Fund involves certain risks and is suitable only for investors who can bear the risks associated with private market investments with potential limited liquidity. The Common Stock should be viewed as a long-term investment within a multi-asset personal portfolio and should not be viewed individually as a complete investment program. Because of the risks associated with investing in private real estate and using leverage, an investment in the Fund may be considered speculative. You could lose some or all of your investment. See “Risks” below in this prospectus.

This prospectus provides information that you should know about the Fund before investing. Please read this prospectus carefully and keep it for future reference. A Statement of Additional Information, dated , 2021, as it may be amended (the “SAI”), containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. Additional information about the Fund has been filed with the SEC and is available upon written or oral request and without charge. You may also obtain the SAI and other information regarding the Fund on the SEC’s website at http://www.sec.gov. For a free copy of the Fund’s SAI, annual report or semi-annual report (following the Fund’s completion of an annual or semi-annual period, as applicable) or to request other information or ask questions about the Fund, please write to the Fund at 655 Broad Street, Newark, NJ 07102-4410 or call toll-free at (800) 451-6788 or visit the Fund’s website at www.pgim.com. This reference to the website does not incorporate the contents of the website into this prospectus.

As permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual stockholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.pgim.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call              to let the Fund know you wish to continue receiving paper copies of your stockholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

The Fund’s Common Stock does not represent a deposit or obligation of and is not guaranteed or endorsed by, any bank or other insured depository institution, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PROSPECTUS SUMMARY	1
SUMMARY OF FUND EXPENSES	24
THE FUND	28
USE OF PROCEEDS	29
INVESTMENT OBJECTIVES AND STRATEGIES	30
LEVERAGE	44
RISKS	46
MANAGEMENT AND ADVISORY ARRANGEMENTS	63
CONTROL PERSONS	67
NET ASSET VALUE	67
DISTRIBUTIONS	70
DISTRIBUTION REINVESTMENT PLAN	72
DESCRIPTION OF SHARES	74
CERTAIN PROVISIONS IN THE CHARTER AND BYLAWS	77
REPURCHASE OF COMMON STOCK	81
CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS	84
PLAN OF DISTRIBUTION	108
CUSTODIAN AND TRANSFER AGENT	116
LEGAL MATTERS	116
REPORTS TO SHAREHOLDERS	116
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	116
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION	117

You should rely only on the information contained in or incorporated by reference into this Prospectus. The Fund has not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer of these securities in any jurisdiction where the offer is not permitted.

Website Disclosure

The Fund’s website at               , when available, will contain additional information about the Fund, but the contents of the website are not incorporated by reference in or otherwise a part of this prospectus. From time to time, the Fund may use its website as a distribution channel for material Fund information.

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Prospectus Summary

This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information (the “SAI”), specially the information under the heading “Risks.”

The Fund	PGIM Private Real Estate Fund, Inc. (the “Fund”) is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund is offering its shares pursuant to an offering registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund intends to invest primarily in private real estate in the United States. The Fund is a Maryland corporation and intends to elect to be taxed as a real estate investment trust (“REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a REIT, the Fund must distribute at least 90% of its REIT taxable income each year to its stockholders.

PGIM Investments LLC (the “Manager” or “PGIM Investments”) will serve as the investment manager to the Fund. The Manager has engaged PGIM, Inc. (the “Subadviser” or “PGIM”) as subadviser to provide day-to-day management of the Fund’s portfolio, primarily through PGIM Real Estate, the real estate investment advisory business unit within PGIM. See “The Fund.”

Market Opportunity	Private real estate can provide investors with access to diversified, stable, income streams and long-term growth potential throughout market cycles. PGIM Real Estate has a long track record of delivering income and growth to institutional investors by focusing on key structural drivers that impact asset sectors and by identifying markets with attractive fundamentals that drive growth. The Subadviser expects that changing demographics, population growth and migration, shifting consumer behavior and technology advancements will benefit equity and debt investments within housing, logistics, tech-centric office, and dominant retail, with certain high growth markets benefitting disproportionately. More tactical strategies, like self-storage, hotel, net lease, high yield debt, and other niche strategies may provide cyclical opportunities to capture value through pricing dislocation. Over the medium term, the Subadviser believes that more tactical strategies may offer attractive relative yields and potential inflationary pressures may help drive strong real estate returns.

Who May Want to Invest	Investors should consider their financial situations and needs, other investments, investment goals, investment experience, time horizons, liquidity needs and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program.

Barriers to investing in real estate can be high, which has in the past curbed broad-based participation in the asset class. These include high capital requirements and complex, relatively illiquid transactions. The Fund may be an appropriate investment for long-term investors who are seeking:

• access to a high quality private real estate portfolio professionally managed by the Manager and Subadviser, including access to PGIM Real Estate’s leading real estate investment platform and expertise combining an institutional fee structure with the enhanced transparency of a registered fund under the Investment Company Act;

• the operating cash flow, capital appreciation and portfolio diversification benefits that real estate can offer; and

• the opportunity for attractive current distributions through a tax-efficient structure and the potential for long-term capital appreciation.

Investment Objectives	The Fund’s investment objectives are to provide attractive current income and long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objective is not fundamental and may be changed by the board of directors (the “Board”) without shareholder approval.

Investment Strategies	The Fund intends, under normal circumstances, to invest at least 80% of its net assets (plus the amount of its borrowings for investment purposes) in a diverse portfolio of private real estate, including property, equity investments in real estate or real estate related companies and debt investments backed by real estate or real estate related companies acquired from private issuers or in private transactions. In addition, the Fund also intends to invest in traded real estate-related securities such as commercial and residential mortgage-backed securities, equity or debt securities issued by REITs or real estate-related investment companies, ETFs, as well as other pooled investment vehicles, derivatives and other instruments that provide exposure to such investments. The derivatives investments may include options contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements for investment, hedging and risk management purposes. For purposes of the 80% policy, the Fund’s derivative instruments will be valued based on their market value. The Fund will not invest more than 15% of its assets in private funds that rely on Section 3(c)(1) or 3(c)(7) of the Investment Company Act.

The portfolio is expected to be broadly diversified by property type and geography with a focus on U.S. markets, but with the potential to invest in non-U.S. markets where PGIM Real Estate has expertise. The Fund will target property investments that benefit from long-term structural changes driven by demographics and technological shifts. Most investments are expected to be in stabilized and income producing properties through which the Fund seeks to provide investors with consistent and reliable current income and the potential for capital appreciation through active asset management and research-led investing.

This private real estate portfolio is expected to be heavily weighted to investments in property sectors that PGIM Real Estate considers strategic, including housing, logistics, office, and retail, targeting investments that PGIM Real Estate believes can benefit from long-term structural changes driven by demographics and technological shifts. PGIM Real Estate will also employ tactical strategies that seek to capture value through cyclical opportunities and pricing dislocations in property sectors such as self-storage, hotels, medical office, data centers, net lease (meaning properties leased to long-term tenants where the tenants have agreed to pay substantially all expenses related to the property, including taxes, insurance and maintenance), and others. Many of these property investments are expected to be structured through privately-owned operating entities that own and operate whole or partial interests in real properties. In addition to equity investments in these sectors, the Fund’s private real estate investments may also include mortgage debt, mezzanine debt, and preferred equity or common equity issued by or in connection with real estate related operators or investments companies.

The Fund expects to seek exemptive relief from the Securities and Exchange Commission (the “SEC”) that will permit it to, among other things, co-invest with certain other persons, including certain affiliates of the Manager or Subadviser and certain public or private funds managed by the Manager or Subadviser and their affiliates, subject to certain terms and conditions. Exemptive relief that has not been granted is subject to SEC approval, and there is no assurance the SEC will grant the requested relief.

For a more complete discussion of the Fund’s portfolio composition, see “Investment Objectives and Strategies.”

The Offering	The Fund currently intends to offer four classes of its common stock, $0.001 par value per share, on a continuous basis: Class I Common Stock (“Class I Shares”), Class D Common Stock (“Class D Shares”), Class S Common Stock (“Class S Shares”) and Class T Common Stock (“Class T Shares” and, together with the Class I Shares, Class D Shares and Class S Shares, the “Common Stock”). The Fund may offer additional classes of its Common Stock in the future. The Fund has applied for exemptive relief from the SEC that, if granted, will permit the Fund to issue multiple classes of Common Stock and to, among other things, impose asset-based distribution fees and early redemption fees; there is no assurance, however, that the relief will be granted. If such relief has not been granted when the Fund commences its offering, the Fund expects to offer only Class I shares until any such relief is granted.

Class I Shares will be continuously offered at the Fund’s net asset value (“NAV”) per share, plus, in the case of Class D Shares and Class S Shares, a maximum sales load of up to 1.5% and 3.5%, respectively, of the offering price. Holders of Class I Shares, Class D Shares, Class S Shares and Class T Shares have equal rights and privileges with each other, except that Class I Shares and Class T Shares do not pay a sales load, and the Fund does not pay any servicing or distribution fees with respect to Class I Shares. See “—Ongoing Distribution and Servicing Fees” and “Summary of Fund Expenses” for information on servicing and distribution fees. Class I Shares and Class T Shares are not subject to a sales load; however, investors could be required to pay brokerage commissions on purchases and sales of Class I Shares and Class T Shares to their selling agents. Investors should consult with their selling agents about the sales load and any additional fees or charges their selling agents might impose on each class of Common Stock.

Proceeds from the offering will be held by the Fund’s custodian and available to fund investments. No arrangements have been made to place such proceeds in an escrow, trust or similar account. The Fund generally expects to invest the proceeds from the offering within three months from receipt thereof.

The Fund reserves the right to reject a purchase order for any reason.

Investment Manager	PGIM Investments LLC (previously defined as, “PGIM Investments” or the “Manager”), an indirect wholly-owned subsidiary of Prudential Financial, Inc. (previously defined as, “Prudential”) and a registered investment adviser, is the Fund’s investment manager. PGIM Investments and its predecessors have served as a manager or administrator to registered investment companies since 1987. PGIM Investments’ principal address is 655 Broad Street, Newark, NJ 07102-4410. As of June 30, 2021, PGIM Investments served as investment manager to all of the Prudential U.S. and offshore open-end management investment companies, and as manager and administrator to closed-end investment companies. As of June 30, 2021, PGIM Investments’ total assets under management were approximately $ billion.

Subadviser	PGIM, Inc. (previously defined as, “PGIM” or the “Subadviser”) will serve as the Fund’s subadviser. PGIM is an indirect, wholly-owned subsidiary of Prudential that was organized in 1984. As of June 30, 2021, PGIM managed approximately $ trillion in assets. PGIM will provide day-to-day management of the Fund’s portfolio primarily through its specialized business unit, PGIM Real Estate, although Manager is permitted to allocate portions of the Fund’s portfolio to any of the business units within PGIM. PGIM Real Estate is one of the largest real estate managers in the world with more than $ of assets under management and administration as of June 30, 2021. The business is supported by more than 1,100 professionals located in cities across the globe. PGIM Real Estate’s specialized operating units offer a broad range of real estate investment strategies and investment management services in the U.S., Europe, Asia and Latin America and it has more than 140 years of experience investing in real estate through direct mortgage loan originations and more than 50 years of history managing open end real estate equity vehicles similar to the Fund.

Investment Management Agreement	The Fund and the Manager have entered into a management agreement (the “Management Agreement”) pursuant to which the Manager is entitled to receive a base management fee and an incentive fee.

The base management fee (the “Management Fee”) is payable at the end of each month by the Fund at the annual rate of               % of the average daily value of the Fund’s net assets. The Manager has voluntarily agreed to waive its Management Fee from effectiveness of the Fund’s registration statement until             . Effective           , the Manager’s agreement to temporarily waive its Management Fee will terminate and the Manager will receive a Management Fee at an annual rate of           % of the average daily value of the Fund’s net assets. The longer an investor holds shares of the Fund’s Common Stock during this period, the longer such investor will receive the benefit of this Management Fee waiver period.

The incentive fee (the “Incentive Fee”) is calculated and payable quarterly in arrears in an amount equal to % of the Fund’s Portfolio Operating Income for the immediately preceding quarter. No incentive fee on Portfolio Operating Income will be payable in any calendar quarter in which the Fund did not achieve a 5% Total Return over the trailing 12-month period (beginning with the calendar quarter after the Fund has at least 12 months of operations).

“Portfolio Operating Income” means (1) the Fund’s share of Net Operating Income from the Fund’s real estate equity investments; plus (2) the Fund’s net investment income (or loss) from debt, preferred equity investments and traded real estate-related securities; minus (3) the Fund’s expenses (excluding the incentive fee and distribution and servicing fees).

“Net Operating Income” means operating revenue net of operating expenses (inclusive of interest on investment level debt) for the Fund’s operating entities that invest in real estate and excludes (i) gains or losses from sales of depreciable real property, (ii) impairment write-downs on depreciable real property, (iii) real estate-related depreciation and amortization for each real estate operating venture and (iv) adjustments for recognizing straight line rent.

“Total Return” is measured on a per Class I share basis and means the sum of (i) all distributions paid with respect to such Class I share during the period and (ii) the change in net asset value of such Class I share during the period.

Portfolio Operating Income does not include any component of capital gains or capital appreciation. The Manager is not entitled to any incentive fee based on the capital gains or capital appreciation of the Fund or its investments.

The Fund intends to apply for exemptive relief from the SEC to permit the Fund to pay the Manager all or a portion of its management and incentive fees in shares of Common Stock in lieu of paying the Manager an equivalent amount of such fees in cash. As a condition of this exemptive relief, the Manager may be required to commit not to sell any shares of Common Stock received in lieu of a cash payment of its management and incentive fees for at least 12 months from the date of issuance, except in exceptional circumstances. Exemptive relief that has not been granted is subject to SEC approval, and there is no assurance the SEC will grant the requested relief.

See “Management of the Fund—Investment Management Agreements and Fees.”

Investment Subadvisory Agreement	The Manager has entered into a subadvisory agreement (the “Subadvisory Agreement”) with the Subadviser which provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund.

PGIM will receive an annual subadvisory fee, payable monthly, from PGIM Investments in an amount equal to % of the average daily value of the Fund’s net assets. No advisory fee will be paid by the Fund directly to PGIM.

Under the Subadvisory Agreement, the Subadviser, subject to the supervision of the Manager, is responsible for managing the assets of the Fund in accordance with the Fund’s investment objective, investment program and policies. The Subadviser determines what properties, loans, joint ventures, securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. The Manager continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadvisers’ performance of such services.

Investment Process	PGIM Real Estate leverages the knowledge, resources, and infrastructure afforded by a $ global platform. The Subadviser’s expertise spans across the globe, the capital stack, public and private markets, and across the risk spectrum. In 2020 alone, PGIM Real Estate completed over $ billion in transactions globally and $ billion in the U.S. This scale is among the largest within the real estate investment management space and provides the Fund with access and insights into macro and micro real estate trends that translate into actionable real estate investment strategies and opportunities.

The Subadviser utilizes its scale and on-the-ground experience to identify high quality real estate assets that it expects to benefit over the long term from structural shifts led by demographics, technology, consumer behavior and other fundamental factors. Investment themes and high conviction strategies are developed collaboratively in a top down/bottom up process that involves the Fund’s portfolio management team and PGIM Real Estate’s investment research, Transactions, asset management teams and debt capital markets. See “Investment Objectives and Strategies—Investment Process.”

PGIM Real Estate’s Investment Process involves:

Deal Sourcing: PGIM Real Estate’s transactions team targets opportunities that are a fit with the Fund’s strategy. Opportunities are sourced through a variety of channels, including joint venture partners, brokers, property owners and operators, and the legal and financial community. This approach is made possible by the extensive experience and relationships of the real estate professionals that PGIM Real Estate employs across the United States coupled with the significant deal flow the transactions team sees as a result of executing a significant volume of annual transactions.

Underwriting: The transactions team will conduct an initial underwriting of an asset which includes creating a detailed cash flow model with key assumptions informed by an analysis of primary sale and rent comparisons, market pricing expectations, tenancy review, and capital needs. Investment research and the debt capital market teams provide guidance on rent growth and debt assumptions. Investment research will also provide detailed insights as to real estate fundamentals within the market and submarket, including: supply, demand, job growth, wage growth, educational attainment. Asset management advises on underwriting assumptions relative to other assets the Fund may own in the market. The transactions team will assess initial returns to determine if the investment is a fit for one of the funds managed by PGIM Real Estate.

Allocation Meetings: Investments that are determined to offer attractive risk-adjusted returns will be presented by the transactions teams at the bi-weekly Allocation Committee meetings where portfolio managers (on behalf of funds) will have an opportunity to ask questions about the investment opportunity to ensure there is a strategy fit.

Once an investment has been presented on a preliminary basis, it will typically be formally allocated at a future Allocation Committee meeting to an eligible fund. PGIM Real Estate employs a rotational queue system to provide fair and equitable deal flow to each of the active accounts and funds managed by the Subadviser. See: “Allocation of Investment Opportunities Risk.”

Due Diligence: Due diligence kicks off once the transaction team professional determines there is fund interest and once PGIM Real Estate has gained control of the investment opportunity. Due diligence includes, but is not limited to, a detailed review of legal, physical, title, and environmental issues, as well as lease analysis, tenant credit and operating expenses.

Environmental, Social and Governance (“ESG”). PGIM Real Estate’s overarching ESG mission is doing the right thing for our people, the environment, and our communities. ESG considerations are embedded through various stages of PGIM Real Estate’s investment processes that target efficiency and screen for risks, and is applied to all of the Fund’s investments. PGIM Real Estate performs upfront asset-level due diligence which informs prudent capital and operational strategies that focus on efficiency measures that aim to reduce negative environmental impacts as well as operating expenses. Additionally, assets are screened for transitional and physical climate risks, and appropriate mitigation measures are included in the asset strategy to strengthen its resilience profile. PGIM Real Estate actively engages with surrounding communities through outreach, events, local philanthropy, work programs and charitable service. Finally, PGIM Real Estate considers its governance policies, which advocate for responsible investing, diversity and inclusion, and equitable economic growth.

Investment Committee: A comprehensive investment committee paper is presented by the deal team (portfolio management, regional Transactions professionals, Asset Manager, and Investment Research) to the Investment Committee, an 8-member board with 26 average years of investment experience. The investment committee papers highlight key risks and mitigants of the investment opportunity, final underwriting, notable issues discovered during due diligence, an ESG scorecard, a market analysis provided by Investment Research, portfolio suitability, comps (rents, sale, land), and any other deal specific support for the investment thesis. The Investment Committee reviews and approves investments based on a majority vote.

Competitive Advantages	Prudential’s investment management business, PGIM, is one of the top ten asset managers worldwide, managing more than trillion of assets as of June 30, 2021 and providing deep asset class expertise to meet our clients’ investment objectives. PGIM Real Estate pursues exceptional outcomes for investors and borrowers through a range of real estate equity and debt solutions across the risk-return spectrum. PGIM Real Estate’s scope of insights, rigorous risk management and seamless execution are backed by more than 140 years of experience investing in real estate through direct mortgage loan originations and more than 50 years of history managing open end real estate equity vehicles similar to the Fund. Please see below for PGIM Real Estate’s competitive advantages:

Always Value Driven; Research Led: PGIM Real Estate builds clients’ real estate portfolios from the bottom up, finding and creating value at the individual investment level. PGIM Real Estate is not a macro allocator nor a financial engineer, but rather an active investment manager who builds and rebuilds real estate portfolios over time grounding our investment thesis in local market research and understanding the impacts of macroeconomic and demographic trends on real estate. PGIM Real Estate is known for spotting value early and many of our first-of-their-kind investment strategies are now industry standards.

Active Asset Management: PGIM Real Estate asset managers are sector specific and regionally focused. They have experience working on assets that sit along all points of the risk spectrum from core to value add. They have the knowledge and expertise to add value through management of the on-site property teams, deep market knowledge, and by driving capital projects to capture additional value.

Rock Solid Risk Management: From PGIM Real Estate’s earliest beginnings as an insurance led financial house, risk management has always been and continues to be central to PGIM Real Estate’s DNA. PGIM Real Estate’s commitment to being a fiduciary first and managing risk on behalf of our clients, has developed into a prudent, conservative, time-tested investment process weathering multiple market cycles over fifty years. Focus is placed on minimizing downside risk as demonstrated by PGIM Real Estate delivering positive returns to U.S. core real estate investors out of the last 50 years.

50+ Year Track Record of Building High Quality, Income Driven Real Estate Portfolios: PGIM Real Estate launched the industry’s first institutional U.S. open-end, real estate fund in 1970 and its first core plus fund in 1980. Today PGIM Real Estate is both among the largest, most tenured, and most well regarded institutional managers in the industry.

Do Business the Right Way—How we do business is just as an important as what we do: PGIM Real Estate has a very long track record and earned a reputation not only for delivering investment excellence, but also for doing the business the right way for its clients, people, business partners and the communities that it operates and invests in.

Immense Market Visibility: PGIM Real Estate leverages the knowledge, resources, and infrastructure afforded by a $ billion global platform. The Subadviser’s expertise spans across the globe, the capital stack, public and private markets, and across the risk spectrum. In 2020 alone, PGIM Real Estate completed over $ billion in transactions globally and $ in the U.S. This scale is among the largest within the real estate investment management space and provides the Fund with access and insights into macro and micro real estate trends that translate into actionable real estate investment strategies and opportunities.

Repurchases	The Fund does not currently intend to list its Common Stock for trading on any securities exchange or any other trading market in the near future. The Fund intends, but is not obligated, to conduct quarterly tender offers for up to 5.0% of the aggregate NAV of its outstanding Common Stock at the applicable NAV per share as of the applicable valuation date in the sole discretion of the Board. In the event a tender offer is oversubscribed and in accordance with rules promulgated by the SEC, the Fund may accept for purchase additional outstanding shares of Common Stock representing up to 2.0% of the aggregate NAV of its outstanding Common Stock without amending or extending the tender offer.

Repurchases will be made at such times and on such terms as may be determined by the Board, in its sole discretion. However, no assurance can be given that repurchases will occur or that any Common Stock properly tendered will be repurchased by the Fund. The Fund expects to conduct such repurchases in accordance with Rule 13e-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that the Fund deliver an offer to purchase and file a Schedule TO with the SEC.

The Fund may but does not expect to make a tender offer for its Common Stock during the first 12 months of operations following effectiveness of the Fund’s registration statement.

A 2.0% early redemption fee payable to the Fund will be charged with respect to the repurchase of a stockholder’s Common Stock at any time prior to the day immediately preceding the one-year anniversary of a stockholder’s purchase of the shares (on a “first in-first out” basis). An early repurchase fee payable by a stockholder may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any stockholder.

In any given quarter, the Manager may or may not recommend to the Board that the Fund conduct a tender offer. For example, if adverse market conditions cause the Fund’s investments to become more illiquid or trade at depressed prices or if the Manager believes that conducting a tender offer for 5.0% of the aggregate NAV of the Fund’s outstanding Common Stock would impose an undue burden on stockholders who do not tender compared to the benefits of giving stockholders the opportunity to sell all or a portion of their Common Stock at NAV, the Fund may choose not to conduct a tender offer or may choose to conduct a tender offer for less than 5.0% of the aggregate NAV of its outstanding Common Stock. Regardless of the recommendation of the Manager, the Board may or may not determine to cause the Fund to conduct a tender offer for any given quarter.

The Fund intends to comply with an exemption under FINRA Rule 5110 that requires the Fund to make at least two tender offers per calendar year. However, there may be quarters in which no tender offer is made, and it is possible that no tender offers will be conducted by the Fund at all. If a tender offer is not made, stockholders may not be able to sell their Common Stock as it is unlikely that a secondary market for the Common Stock will develop or, if a secondary market does develop, stockholders may be able to sell their Common Stock only at substantial discounts from NAV. If the Fund does conduct tender offers, it may be required to sell its more liquid, higher quality portfolio securities to fund the purchase of shares of Common Stock that are tendered, which may increase risks for remaining stockholders and increase fund expenses as a percent of assets. Further, such sales may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. The Fund is designed primarily for long-term investors and an investment in the Fund’s Common Stock should be considered illiquid. For more information concerning repurchases, see “Risks—Liquidity Risk” and “Repurchase of Common Stock.”

Leverage

The Fund may seek to enhance the level of its current distributions to its common stockholders and capital appreciation through the use of leverage, subject to the limitations of the Investment Company Act. The Fund expects to use entity level debt (non-mortgage debt at the Fund level). The Fund may incur entity level debt, including unsecured and secured credit facilities from certain financial institutions and other forms of borrowing (collectively, “Borrowings”) and is limited to 33 1/3% of the Fund’s total assets (less all liabilities and indebtedness not represented by Investment Company Act leverage) immediately after such Borrowings. The Fund also expects its investments will utilize property level debt financing (mortgages on the Fund’s properties that are not recourse to the Fund except in extremely limited circumstances). Property level debt will be incurred by operating entities held by the Fund and secured by real estate owned by such operating entities. In a non-recourse mortgage, if an operating entity were to default on a loan, the lender’s recourse would be to the mortgaged property and the lender would typically not have a claim to seek recovery from any unpaid portion of the loan from the other assets of the Fund or its subsidiaries.

In addition, the Fund may enter into investment management techniques (including reverse repurchase agreements and derivative transactions) that have similar effects as leverage, but which are not subject to the foregoing 33 1/3% limitation if effected in compliance with applicable SEC rules and guidance. Furthermore, the Fund may add leverage to its portfolio through the issuance of preferred shares (“Preferred Stock”) in an aggregate amount of up to 50% of the Fund’s total assets (less all liabilities and indebtedness not represented by Investment Company Act leverage) immediately after such issuance. See “Leverage” and “Risks—Leverage Risk.”

Borrowings (and any Preferred Stock) have seniority over Common Stock. Any Borrowings and Preferred Stock (if issued) leverage investments in Common Stock. Holders of Common Stock bear the costs associated with any Borrowings, and if the Fund issues Preferred Stock, holders of Common Stock bear the offering costs of the Preferred Stock issuance. The Board may authorize the use of leverage through Borrowings and Preferred Stock without the approval of the holders of Common Stock.

The Fund may not use leverage at all times and the amount of leverage may vary depending upon a number of factors, including the Manager and Subadviser’s outlook for the market and the costs that the Fund would incur as a result of such leverage. There is no assurance that the Fund’s leveraging strategy will be successful.

Distributions	Beginning , the Fund will seek to pay consistent monthly distributions at an attractive distribution yield to stockholders of record, subject to Board approval. The Fund intends to accrue and declare distributions daily and distribute them on a monthly basis. In addition, the Fund intends to distribute any net capital gains it earns from the sale of portfolio securities to stockholders no less frequently than annually. Net short-term capital gain distributions may be paid more frequently. The Fund intends to make distributions necessary to maintain its qualification as a REIT. See “Distributions.”

The Manager has received an order from the SEC granting an exemption from Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder to permit certain closed-end funds managed by the Manager to include realized long-term capital gains as a part of their respective regular distributions to the common stockholders more frequently than would otherwise be permitted by the Investment Company Act (generally once per taxable year). The Fund may rely on this exemptive order. The Board may, at the request of the Manager, adopt a managed distribution policy in the future. In addition, if under the managed distribution policy a distribution included a return of capital, this would merely represent a return of a stockholder’s original investment and would not represent a gain or income on the Fund’s investments.

Cash distributions to holders of the Fund’s Common Stock will automatically be reinvested under the Fund’s Distribution Reinvestment Plan (the “DRIP”) in additional whole and fractional shares unless you elect to receive your distributions in cash. Investors may terminate their participation in the DRIP with prior written notice to the Fund. Under the DRIP, stockholders’ distributions are reinvested in Common Stock of the same class of Common Stock owned by the stockholder for a purchase price equal to the NAV per share (for the class of Common Stock being purchased) on the date that the distribution is paid. See “Distribution Reinvestment Plan.”

Expenses and Reimbursement	Subject to the terms and conditions outlined in this prospectus, the Fund will reimburse the Manager for any actual third-party expenses incurred on behalf of the Fund. Such expenses will include, but are not limited to, costs related to valuation, audit, reporting, regulatory, administration, compliance, directors and financing as well as legal services. The Fund will also reimburse the Manager for actual operating and property expenses incurred on behalf of the Fund for property management, acquisitions, dispositions and financings. The Subadviser has and expects in the future to hire third-party property managers (who could also be joint venture partners for an investment) at prevailing market rates to perform management and specialized services for the Fund’s private real estate investments. These property managers may be affiliates of partners in joint ventures that the Fund enters into. In addition, the Subadviser has and expects in the future to hire third-parties or its affiliates at prevailing market rates to perform loan servicing with respect to certain loan investments held by the Fund.

PGIM Investments and its affiliates have agreed to fund the Fund’s organizational and offering expenses until the initial sale of Common Stock in this offering. The Fund will reimburse these expenses, subject to a specified expense cap and reimbursement limitations (as detailed below).

Pursuant to an Expense Limitation and Reimbursement Agreement, through , the Manager has agreed to waive its fees and/or reimburse expenses of the Fund so that the Fund’s Specified Expenses (as defined below) will not exceed % of net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Manager, but only if and to the extent that Specified Expenses are less than % of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within three years after the date the Manager waived or reimbursed such fees or expenses. This arrangement cannot be terminated prior to without the consent of the Fund’s Board. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and offering costs, with the exception of (i) the Management Fee, (ii) the Incentive Fee, (iii) the Servicing Fee, (iv) the Distribution Fee, (v) property level expenses, (vi) brokerage costs or other investment-related out-of-pocket expenses, including with respect to unconsummated investments, (vii) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (viii) taxes, and (ix) extraordinary expenses (as determined in the sole discretion of the Manager).

For a more complete discussion of the Fund’s expenses and reimbursement arrangements, see “Summary of Fund Expenses.”

Independent Valuation Manager	, an independent valuation services firm, will periodically review third party appraisal reports and update valuations with respect to each of the Fund’s properties in accordance with valuation guidelines approved by the Board. will assist the Manager in determining the estimated values of the Fund’s real estate investments and the Subadviser will use the estimated values provided as well as inputs from other sources in its calculation of the Fund’s daily NAV per share.

Custodian and Transfer Agent	will serve as the Fund’s custodian. will serve as the Fund’s transfer agent. See “Custodian and Transfer Agent.”

Distributor	(the “Distributor”) is the principal underwriter and distributor of the Class I Shares, Class D Shares, Class S Shares and Class T Shares and serves in that capacity on a best efforts basis, subject to various conditions. Other broker-dealers (“Selling Agents”) may be appointed by the Distributor to assist in the sale of the Fund’s Common Stock on a best efforts basis. See “Plan of Distribution.”

Sales Loads	Class D Shares and Class S Shares are subject to a sales load of up to 1.5% and 3.5%, respectively, of the total offering price (including sales load). Class I Shares and Class T Shares are not subject to a sales load; however, investors could be required to pay brokerage commissions on purchases and sales of Class I Shares and Class T Shares to their selling agents. No sales load will be paid with respect to any Common Stock sold pursuant to the DRIP.

The Distributor may reallow sales loads to participating broker-dealers. Selling Agents typically receive the sales load with respect to the Class D Shares and Class S Shares purchased by their stockholders. Sales loads may be reduced for certain categories of purchasers and for volume discounts, as disclosed in this prospectus. The Selling Agents may, in their sole discretion and subject to applicable law, reduce or waive the sales load on a non-scheduled basis in individual cases. Different Selling Agents may impose different sales loads or additional fees or offer different ways to reduce sales loads or additional fees. Investors should consult with their selling agents about the sales load and any additional fees or charges their selling agents might impose on each class of Common Stock.

Ongoing Distribution and Servicing Fees	Participating broker dealers will receive ongoing distribution and servicing fees (a) of % of NAV per annum for Class S Shares and Class T Shares only (consisting of a % distribution fee (the “Distribution Fee”) and a % stockholder servicing fee (the “Servicing Fee”)), accrued daily and payable monthly and (b) of % for Class D Shares (all of which constitutes payment for stockholder services, with no payment for distribution services) in each case as accrued daily, and payable monthly. Class I Shares do not incur Distribution or Servicing Fees.

Unlisted Closed-End Fund Structure; Limited Liquidity	The Fund does not currently intend to list its Common Stock for trading on any securities exchange or any other trading market in the near future. There is currently no secondary market for its Common Stock and the Fund does not expect any secondary market to develop for its Common Stock. Stockholders of the Fund are not able to have their Common Stock redeemed or otherwise sell their Common Stock on a daily basis because the Fund is an unlisted closed-end fund. An investment in the Fund is suitable only for investors who can bear the risks associated with private market investments with potential limited liquidity of the Common Stock as described in “Repurchases” above.

Minimum Investment; Share Class Availability

Generally, the minimum initial investment is $2,500 for Class S Shares and Class D Shares. There is no minimum initial investment for Class I Shares and Class T Shares. The minimum subsequent investment is $500 for each class of Common Stock, except for additional purchases pursuant to the DRIP, which are not subject to a minimum purchase amount. The minimum investment for each class of Common Stock can be modified or waived in the sole discretion of the Fund or the Distributor, including for certain financial firms that submit orders on behalf of their customers, the Fund’s officers and directors and certain employees of PGIM, including its affiliates, vehicles controlled by such employees and their extended family members. Each of the Fund or the Distributor may modify or waive minimum investment amounts in their sole discretion. See “Plan of Distribution— Minimum Investment and Share Class Availability.”

Class S Shares and Class T Shares are available to the general public through Selling Agents and other financial intermediaries that offer such stock class. Class D Shares are generally available for purchase only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D Shares, (2) through participating broker-dealers that have alternative fee arrangements with their clients to provide access to Class D Shares, (3) through investment advisers that are registered under the Managers Act or applicable state law and direct clients to trade with a broker-dealer that offers Class D Shares, (4) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (5) other categories of investors that are named in an amendment or supplement to this prospectus. Class I Shares are available only (1) through fee-based programs, known as wrap accounts, of investment dealers that provide access to Class I Shares, (2) through participating broker-dealers that have alternative fee arrangements with their clients, (3) through certain registered investment advisers, (4) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers, (5) to endowments, foundations, pension funds and other institutional investors for purchase in this offering, (6) to other categories of investors that are named in an amendment or supplement to this prospectus or (7) to the Fund’s officers and directors and their immediate family members, as well as officers and employees of PGIM or other affiliates and their immediate family members, and, if approved by the Board, joint venture partners, consultants and other service providers.

Acquisition of Initial Portfolio

Simultaneous with the commencement of the Fund’s operations it is expected that that a private fund managed by an affiliate of the Manager (the “Predecessor Fund”) will be reorganized with and transfer substantially all its portfolio investments into the Fund. The portfolio investments of the Predecessor Fund are consistent with, and the Predecessor Fund’s investments objectives are substantially similar to, the investment objectives and strategies of the Fund. The Predecessor Fund was not subject to the Investment Company Act and therefore was managed differently than the Fund will be managed.

For more information about the Predecessor Fund, including its investments, see “Investment Objectives And Strategies—Acquisition of Initial Portfolio” and the financial statements of the Predecessor Fund included in the SAI.

Summary of Risks	Investing in the Fund involves risks, including the risk that a stockholder may receive little or no return on his or her investment or that a stockholder may lose part or all of his or her investment. The Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if they can sustain a complete loss of their investment. Below is a summary of some of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see “Risks.”

Stockholders should consider carefully the following principal risks before investing in the Fund:

No History of Operations. The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations or public trading and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have no track record or history on which to base their investment decision.

General, Market and Economic Risks. Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to successfully implement its investment strategy because of market, economic, regulatory, geopolitical and other conditions (including those associated with the recent pandemic outbreak of coronavirus (“COVID-19”)). International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics and pandemics such as the outbreak of infectious diseases like the recent outbreak of COVID-19 globally or the 2014-2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide. U.S. and foreign governments have taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The impact of these measures, as well as any additional future regulatory actions, is not yet known and cannot be predicted. Legislation or regulation may also change the way in which the Fund itself is regulated and could limit or preclude the Fund’s ability to achieve its investment objectives. The current domestic political environment, as well as political and diplomatic events within the U.S. and abroad, such as presidential elections in the U.S. or abroad or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Because the NAV of the Common Stock will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the NAV of the Common Stock decreases. As with any security, a complete loss of your investment is possible.

Real Estate Investment Risk. The Fund’s investments will be subject to the risks typically associated with real estate, including but not limited to:

• local, state, national or international economic conditions, including market disruptions caused by regional concerns, political upheaval, sovereign debt crises and other factors;

• lack of liquidity inherent in the nature of the asset;

• reliance on tenants/operators/managers to operate their businesses in a sufficient manner and in compliance with their contractual arrangements with the Fund;

• ability and cost to replace a tenant/operator/manager upon default;

•	property management decisions;

•	property location and conditions;

•	property operating costs, including insurance premiums, real estate taxes and maintenance costs;

•	competition from comparable properties;

•	the occupancy rate of, and the rental rates charged at, the properties;

•	leasing market activity;

•	the ability to collect on a timely basis all rent;

•	the effects of any bankruptcies or insolvencies;

•	changes in interest rates and in the availability, cost and terms of mortgage financing;

•	changes in governmental rules, regulations and fiscal policies;

•	cost of compliance with applicable federal, state, and local laws and regulations;

•	acts of nature, including earthquakes, hurricanes and other natural disasters;

•	climate change and regulations intended to control its impact;

•	the potential for uninsured or underinsured property losses; and

•	other factors which are beyond the Fund’s control.

Commercial Real Estate Industry Risk. The Fund’s business and operations are dependent on the commercial real estate industry generally, which in turn is dependent upon broad economic conditions. Challenging economic and financial market conditions may cause the Fund to experience an increase in the number of commercial real estate investments that result in losses, including delinquencies, non-performing assets and a decrease in the value of the property or, in the case of traded real estate-related securities, collateral which secures its investments, all of which could adversely affect the Fund’s results of operations.

Residential Real Estate Industry Risk. Investments in apartment and residential real estate are subject to various changes in real estate conditions, and any negative trends in real estate conditions may adversely affect the Fund’s investments through decreased revenues or increased costs. These conditions include:

•	changes in national, regional and local economic conditions, which may be negatively impacted by concerns about inflation, deflation, government deficits, high unemployment rates, decreased consumer confidence and liquidity concerns;

•	fluctuations in interest rates;

•	the inability of residents and tenants to pay rent;

•	the existence and quality of the competition, including the attractiveness of properties based on considerations such as convenience of location, rental rates, amenities and safety record;

•	increased operating costs, including increased real property taxes, maintenance, insurance and utilities costs;

• oversupply of apartments, commercial space or single-family housing or a reduction in demand for real estate; and

• changes in, or increased costs of compliance with, laws and/or governmental regulations, including those governing usage, zoning, the environment and taxes.

Illiquid Investment Risk. Many of the Fund’s investments will be illiquid, including the Fund’s real estate investments. A variety of factors could make it difficult for the Fund to dispose of any of its illiquid assets on acceptable terms even if a disposition is in the best interests of the Fund’s stockholders. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell such securities at a loss or sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions.

Distributions Risk. There can be no assurance that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or maintain certain levels of cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than others. The Fund will make a distribution only if authorized by the Board and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital, which would reduce the Fund’s NAV and, over time, potentially increase the Fund’s expense ratio. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Fund’s distribution policy may be changed by the Board at any time without shareholder approval.

Liquidity Risk. The Fund is designed primarily for long-term investors and an investment in the Fund’s Common Stock should be considered illiquid. The Common Stock is not currently listed for trading on any securities exchange. There is currently no public market for the Common Stock and none is expected to develop. Although the Fund may offer to repurchase Common Stock from stockholders, no assurance can be given that these repurchases will occur as scheduled or at all.

Reliance on Investment Professionals. As of the date of this prospectus, the Fund has not made any investments except the contemplated acquisition of the Predecessor Fund and the success of the Fund will therefore depend on the ability of the Subadviser and its respective affiliates to identify and consummate suitable investments and to, when relevant, exit investments of the Fund prudently.

Selection Risk. Selection risk is the risk that the investments selected by PGIM Real Estate will underperform the broader real estate market, relevant indices, or other funds with similar investment objectives and investment strategies.

Delay in Use of Proceeds Risk. Although the Fund currently intends to invest the proceeds from any sale of the Common Stock offered hereby within three months from receipt thereof, such investments may be delayed if suitable investments are unavailable at the time. Delays which the Fund encounters in the selection, due diligence and origination or acquisition of investments would likely limit its ability to pay distributions and lower overall returns.

Competition Risk. Identifying, completing and realizing attractive portfolio investments is competitive and involves a high degree of uncertainty. In acquiring its target assets, the Fund will compete with a variety of institutional investors, including specialty finance companies, public and private funds (including other funds managed by PGIM), REITs, commercial and investment banks, commercial finance and insurance companies and other financial institutions.

Non-Diversification Risk. As a non-diversified investment company, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by events impacting a single investment, geographic location, security or investment type.

Joint Venture Risk. The Fund may in the future enter into joint ventures with third parties and/or affiliates of the Manager or Subadviser to make investments. The Fund may also make investments in partnerships or other co-ownership arrangements or participations. Such investments may involve risks not otherwise present with other methods of investment. In addition, disputes between the Fund and its joint venture partners may result in litigation or arbitration that would increase the Fund’s expenses and prevent the Fund’s officers and directors from focusing their time and efforts on the Fund’s business. The Fund may at times enter into arrangements that provide for unfunded commitments and, even when not contractually obligated to do so, may be incentivized to fund future commitments related to its investments.

Recourse Financings Risk. In certain cases, financings for the Fund’s commercial real estate properties may be recourse to the Fund. Lenders customarily require that a creditworthy parent entity enter into so-called “recourse carveout” guarantees to protect the lender against certain bad-faith or other intentional acts of the borrower in violation of the loan documents. A “bad boy” guarantee typically provides that the lender can recover losses from the guarantors for certain bad acts, such as fraud or intentional misrepresentation, intentional waste, willful misconduct, criminal acts, misappropriation of funds, voluntary incurrence of prohibited debt and environmental losses sustained by lender. The Fund’s “bad boy” guarantees could apply to actions of the joint venture partners associated with the Fund’s investments. While the Manager expects to negotiate indemnities from such joint venture partners to protect against such risks, there remains the possibility that the acts of such joint venture partner could result in liability to the Fund under such guarantees.

Valuation Risk. Within the parameters of the Fund’s valuation guidelines, the valuation methodologies used to value the Fund’s assets will involve subjective judgments and projections and that ultimately may not materialize. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond the Fund’s control and the control of the Manager and the Fund’s independent valuation manager and third-party appraisers. Rapidly changing market conditions or material events may not be immediately reflected in the Fund’s daily NAV. The value of certain of the Fund’s investments will be difficult to determine and the valuation determinations made by the Manager and Subadviser with respect to such investments will likely vary from the amounts the Fund would receive upon sale or disposition of such investments. It is possible that the fair value determined for an investment may differ materially from the value that could be realized upon the sale of the investment. See “Net Asset Value.”

Prime Single Tenant Risk. The Fund depends on its tenants for revenue, and therefore the Fund’s revenue is dependent on the success and economic viability of its tenants. The Fund’s reliance on single tenants in prime single tenant properties may decrease its ability to lease vacated space and could adversely affect its income, performance, operations and ability to pay distributions. Certain of the Fund’s investments in properties will be leased out to single tenants that the Subadviser believes have favorable credit profiles and/or performance attributes supporting highly visible long-term cash flows. Adverse impacts to such tenants, businesses or operators, including as a result of changes in market or economic conditions, natural disasters, outbreaks of an infectious disease, pandemic or any other serious public health concern, political events or other factors that may impact the operation of these properties, may have negative effects on the Fund’s business and financial results.

Mortgage Loan Risk. The Fund may originate and selectively acquire senior mortgage loans which are generally loans secured by a first mortgage lien on a commercial property and are subject to risks of delinquency and foreclosure and risks of loss that are greater than similar risks associated with loans made on the security of single-family residential property. In addition, certain of the mortgage loans in which the Fund invests may be structured so that all or a substantial portion of the principal will not be paid until maturity, which increases the risk of default at that time. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. In the event of any default under a mortgage loan held directly by the Fund, it will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan, which could have a material adverse effect on the profitability of the Fund.

Mezzanine Loan Risk. The Fund may invest in mezzanine loans that take the form of subordinated loans secured by a pledge of the ownership interests of either the entity owning the real property or the entity that owns the interest in the entity owning the real property. These types of investments involve a higher degree of risk than first mortgage loans secured by income producing real property because the investment may become unsecured as a result of foreclosure by the senior lender. As a result, the Fund may not recover some or all of its investment.

CMBS Risk. Commercial mortgage-backed securities (“CMBS”) are, generally, securities backed by obligations (including certificates of participation in obligations) that are principally secured by mortgages on real property or interests therein having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal.

RMBS Risk. The Fund’s investments in residential mortgage-backed securities (“RMBS”) are subject to the risks of defaults, foreclosure timeline extension, fraud, home price depreciation and unfavorable modification of loan principal amount, interest rate and amortization of principal accompanying the underlying residential mortgage loans. In the event of defaults on the residential mortgage loans that underlie the Fund’s investments in RMBS and the exhaustion of any underlying or any additional credit support, the Fund may not realize an anticipated return on investments and may incur a loss on these investments. The Fund may also acquire non-agency RMBS, which are backed by residential property but, in contrast to agency RMBS, their principal and interest are not guaranteed by federally chartered entities such as Fannie Mae and Freddie Mac and, in the case of the Government National Mortgage Association.

Fixed Income Instruments Risk. In addition to the other risks described herein, fixed income instruments are also subject to certain risks, including:

• Issuer Risk. The value of fixed income instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

• Interest Rate Risk. The value of the Fund’s investments may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s rate-setting policies. Interest rates are at or near historical lows, which may increase the risks associated with rising interest rates in the future. The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the Subadviser. Fluctuations in the market price of the Fund’s instruments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s NAV. The Fund may utilize certain strategies, including investments in derivatives, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies, if utilized, will be successful.

• Duration Risk. Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Various techniques may be used to shorten or lengthen the Fund’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

• Floating-Rate and Fixed-to-Floating-Rate Securities Risk. The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating-rate securities will decline due to lower coupon payments on floating-rate securities.

• Prepayment Risk. During periods of declining interest rates, the issuer of an instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding instruments, which may result in a decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Fixed income instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may choose to redeem a fixed income instrument if, for example, the issuer can refinance the instrument at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

• Extension Risk. During periods of rising interest rates, an issuer could exercise its right to pay principal on an obligation held by the Fund later than expected. Under these circumstances, the value of the obligation will decrease, and the Fund may be prevented from reinvesting in higher yielding securities.

• Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio’s current earnings rate.

• Spread Risk. Wider credit spreads and decreasing market values typically represent a deterioration of the fixed income instrument’s credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

• Credit Risk. Credit risk is the risk that one or more fixed income instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer, the guarantor or the insurer of the instrument or any applicable counterparty may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the instruments could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

• Refinancing Risk. This is the risk that one or more issuers of fixed income instruments in the Fund’s portfolio may not be able to pay off their debt upon maturity. During times of extreme market stress, even creditworthy companies can have temporary trouble accessing the markets to refinance their outstanding debt, potentially leading to an inability to pay off existing bondholders, including the Fund. This could negatively affect the Fund’s NAV or overall return.

Below Investment Grade (High Yield or Junk Bond) Instruments Risk. The Fund’s investments in below investment grade quality securities and instruments are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Below investment grade instruments are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Fixed income instruments rated below investment grade generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These investments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest on their obligations and increase the possibility of default. The secondary market for high yield instruments may not be as liquid as the secondary market for more highly rated instruments, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield instruments than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield instruments than for higher quality instruments. Under continuing adverse market or economic conditions, the secondary market for high yield instruments could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade instruments, especially in a market characterized by a low volume of trading. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of instruments held by the Fund, which could have a material adverse impact on the Fund’s business, financial condition and results of operations. In addition, default may cause the Fund to incur expenses in seeking recovery of principal and/or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities or other instruments with a value less than its original investment and/or may be subject to restrictions on the sale of such securities or instruments. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Subadviser’s judgment about the credit quality of an issuer and the relative value of its instruments may prove to be wrong. Investments in below investment grade instruments may present special tax issues for the Fund, particularly to the extent that the issuers of these instruments default on their obligations pertaining thereto, and the U.S. federal income tax consequences to the Fund as a holder of such instruments, including when the Fund may stop reporting interest income or claim a loss on such instruments, may not be clear. Lower rated high yield instruments generally present the same type of risks as investments in higher rated high yield instruments. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. In particular, lower rated high yield instruments entail a higher risk of default. Such instruments present substantial credit risk and default is a real possibility. Such instruments may be illiquid and the prices at which such instruments may be sold may represent a substantial discount to what the Subadviser believes to be the ultimate value of such instruments.

Capital Markets Risk. The Fund expects to fund a portion of its private real estate investments with property-level financing. There can be no assurance that any financing will be available in the future on acceptable terms, if at all, or that it will be able to satisfy the conditions precedent required to use its credit facilities, if entered into, which could reduce the number, or alter the type, of investments that the Fund would make otherwise. Any failure to obtain financing could have a material adverse effect on the continued development or growth of the Fund’s investments and harm the Fund’s ability to operate and make distributions.

LIBOR Risk. The Fund may pay interest under mortgages or credit facilities, and receive interest payments on certain of its real estate-related securities, based on the London Interbank Offered Rate (“LIBOR”), which is the subject of recent national, international and regulatory guidance and proposals for reform. Various financial industry groups have begun planning for the transition away from LIBOR, but there are challenges to converting certain securities and transactions to a new reference rate, such as the Secured Overnight Financing Rate (“SOFR”), which is intended to replace USD LIBOR. Abandonment of, or modifications to, LIBOR may adversely affect interest expense related to borrowings under the Fund’s credit facilities and real estate-related investments. The Fund’s debt may include floating-rate loans for which the interest rates are tied to LIBOR and real estate-related investments with interest payments based on LIBOR. Any benchmark, such as SOFR, may perform differently during any phase-out period than in the past. As such, the potential effect of any such event on the Fund’s cost of capital and net investment income cannot yet be determined, and any changes to benchmark interest rates could increase the Fund’s financing costs or decrease the income the Fund earns on its real estate debt investments, which could impact the Fund’s results of operations, cash flows and the market value of its investments.

Derivatives Risk. The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements for investment, hedging and risk management purposes.

The Fund’s investments in derivatives may be for hedging, investment or leverage purposes, or to manage interest rates or the duration of the Fund’s portfolio. Derivative transactions may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The use of derivatives may subject the Fund to risks, including, but not limited to:

• Counterparty Risk. The risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations. If the Fund’s counterparty to a derivative transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its financial obligations may be substantially increased. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund.

• Currency Risk. The risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Leverage Risk. The risk associated with certain types of derivative strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk. The risk that certain derivative positions may be difficult or impossible to close out at the time that the Fund would like or at the price that the Fund believes the position is currently worth. This risk is heightened to the extent the Fund engages in over-the-counter derivative transactions, which are generally less liquid than exchange-traded instruments.

• Correlation Risk. The risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure. Furthermore, the ability to successfully use derivative instruments depend in part on the ability of the Manager and Subadviser to predict pertinent market movements, which cannot be assured.

• Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed derivatives may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Regulatory Risk. Derivative contracts, including, without limitation, swaps, currency forwards, and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps, non-deliverable forwards and certain other derivatives traded in the OTC market are subject to variation margin requirements, and initial margining requirements will be phased in through September 1, 2022. Implementation of the margining and other provisions of the Dodd-Frank Act regarding clearing, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and may continue to impact the costs to the Fund of trading these instruments and, as a result, may affect returns to investors in the Fund. In addition, the Commodity Futures Trading Commission (the “CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in certain derivatives, or (ii) markets itself as providing investment exposure to such instruments. CFTC Rule 4.5 permits investment advisers to registered investment companies to claim an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to a fund, provided certain requirements are met. In order to permit the Manager and Subadviser to claim this exclusion with respect to the Fund, the Fund will limit its use of such derivatives (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its derivatives do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions, or (ii) the aggregate net notional value of its derivatives does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. Additionally, the Fund will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Fund is not subject to regulation under the CEA or otherwise regulated by the CFTC, and the Manager and Subadviser have claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA. The Manager and Subadviser are not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Fund.

Leverage Risk. Although the Fund presently intends to utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented.

Property level debt will be incurred by operating entities held by the Fund or by joint ventures entered into by one of the Fund’s operating entities and secured by real estate owned by such operating entities. There can be no assurance that any property-level financing will be available in the future on acceptable terms, if at all, or that it will be able to satisfy the conditions precedent required to use its credit facilities, if entered into, which could reduce the number, or alter the type, of investments that the Fund would make otherwise. Any failure to obtain financing could have a material adverse effect on the continued development or growth of the Fund’s investments and harm the Fund’s ability to operate and make distributions.

The Fund anticipates that any money borrowed from a bank or other financial institution for investment purposes will accrue interest based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the Fund to receive a higher current rate of return than if the Fund were not leveraged. If, however, short-term rates rise, the interest rate on borrowed money could exceed the rate of return on instruments held by the Fund, reducing returns to the Fund and the level of income available for dividends or distributions made by the Fund. Developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would also reduce returns to the Fund. There is no assurance that a leveraging strategy will be successful. The use of leverage to purchase additional investments creates an opportunity for increased Common Stock dividends, but also creates special risks and considerations for the common stockholders, including:

• the likelihood of greater volatility of NAV, market price and dividend rate of Common Stock than a comparable fund without leverage;

• the risk that fluctuations in interest rates on borrowings and short-term debt or in dividend payments on, principal proceeds distributed to, or redemption of any preferred shares and/or notes or other debt securities that the Fund has issued will reduce the return to the Fund;

• magnified interest rate risk, which is the risk that the prices of certain of the portfolio investments will fall (or rise) if market interest rates for those types of investments rise (or fall). As a result, leverage may cause greater changes in the Fund’s NAV, which could have a material adverse impact on the Fund’s business, financial condition and results of operations;

• the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Stock than if the Fund were not leveraged; and

• leverage may increase expenses (which will be borne entirely by the common stockholders), which may reduce the Fund’s NAV and the total return to common stockholders.

Potential Conflicts of Interest Risk. The Manager and Subadviser serve as adviser or subadvisers to other vehicles that have the same or similar investment objectives and investment strategies to those of the Fund. As a result, the Manager and the Fund’s portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts. Conflicts of interest exist or could arise in the future as a result of the relationships between the Fund and its affiliates, on the one hand, and the Fund’s wholly-owned operating partnership or any partner thereof, on the other. For further information on potential conflicts of interest, see “Conflicts of Interest.”

Allocation of Investment Opportunities Risk. Certain other existing or future funds, investment vehicles and accounts managed by the Manager and its affiliates and PGIM affiliated proprietary entities invest in securities, properties and other assets in which the Fund seeks to invest. Allocation of identified investment opportunities among the Fund, the Manager and other PGIM affiliated investment vehicles presents inherent conflicts of interest where demand exceeds available supply. While the Manager believes it is likely that there will be a limited overlap of investment opportunities for the Fund and other PGIM affiliated investment vehicles and PGIM affiliated proprietary accounts, the Fund’s stock of investment opportunities may be materially affected by competition from other PGIM affiliated investment vehicles and PGIM affiliated proprietary entities. Investors should note that the conflicts inherent in making such allocation decisions will not always be resolved in favor of the Fund.

PGIM Real Estate has a rotational policy which is designed to provide fair and equitable deal flow to each of our active accounts and funds for which we manage investments. The allocation queue is a standard rotational system that determines fund priority in deal allocation.

See “Investment Objectives and Strategies—Allocation of Investment Opportunities” and “Conflicts of Interest.”

Best Efforts Offering Risk. This offering is being made on a “best efforts” basis, meaning the Distributor and broker-dealers participating in the offering are only required to use their best efforts to sell shares and have no firm commitment or obligation to sell any of the shares. Even though the Fund has acquired the initial portfolio, such portfolio by itself is not diversified. Further, if the Distributor is unable to raise substantial funds in this offering, the Fund’s Board may seek the approval of the Fund’s stockholders to sell all or substantially all of the Fund’s assets and dissolve the Fund. In the event of the liquidation, dissolution or winding up of the Fund, stockholders are entitled to receive the then-current NAV per share of the assets legally available for distribution to the Fund’s stockholders, after payment of or adequate provision for all of the Fund’s known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon.

Periodic Tender Offer Risk. The Fund intends, but is not obligated, to conduct quarterly tender offers for up to 5.0% of the Common Stock then outstanding in the sole discretion of the Board. In any given quarter, the Manager may or may not recommend to the Board that the Fund conduct a tender offer, and even if the Manager does recommend to the Board that the Trust conduct a tender offer, the Board may not approve such recommendation. For example, if adverse market conditions cause the Fund’s traded securities to become illiquid or trade at depressed prices or if the Manager and/or Board believe that conducting a tender offer for 5.0% of the Common Stock then outstanding would impose an undue burden on common stockholders who do not tender compared to the benefits of giving common stockholders the opportunity to sell all or a portion of their Common Stock at net asset value, the Fund may choose not to conduct a tender offer or may choose to conduct a tender offer for less than 5.0% of the Common Stock then outstanding. Accordingly, there may be periods during which no tender offer is made.

If the Fund does conduct tender offers, it may be required to sell its more liquid, higher quality traded securities to purchase the shares of Common Stock that are tendered, which may increase risks for remaining common stockholders and increase Fund expenses as a percent of assets. Further, such sales may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. The Fund may, subject to its investment restriction with respect to leverage, utilize leverage to finance the repurchase of Common Stock pursuant to any tender offers. There can be no assurance, however, that the Fund will be able to obtain such financing for tender offers if it attempts to do so. The use of leverage to finance the repurchase of Common Stock will further increase the Fund’s expenses borne by shareholders of the Fund, in addition to the increase in expenses per share that will result from having a smaller base of assets after any such tender offers over which to spread fixed expenses. The Fund is designed primarily for long-term investors and an investment in the Common Stock should be considered illiquid. While the Fund intends to conduct quarterly tender offers, the Fund is not required to do so and may amend, suspend or terminate such tender offers at any time. Investors have no right to require the Fund to redeem their Common Stock.

The exchange of shares of Common Stock for cash pursuant to a tender offer will generally be a taxable transaction for U.S. federal income tax purposes. See “Certain U.S. Federal Income Tax Considerations—Taxation of U.S. Holders of The Fund’s Common Stock—Repurchases of The Fund’s Common Stock” and “Certain U.S. Federal Income Tax Considerations—Taxation of Non-U.S. Holders of The Fund’s Common Stock—Repurchases of The Fund’s Common Stock.”

Anti-Takeover Provisions. Certain provisions of the Fund’s charter and Bylaws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify the Fund’s structure. The provisions may have the effect of depriving you of an opportunity to sell shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company.

Incentive Fee Risk. The Incentive Fee may create an incentive for the Manager to make investments in order to maximize Portfolio Operating Income under the incentive fee even if such investments may not benefit the Fund’s NAV, cause us to use more leverage than it otherwise would in the absence of the incentive fee or to otherwise make riskier investments on the Fund’s behalf. While the Board does not monitor specific investment decisions by the Manager and the particular timing of individual investment decisions as they relate to the Incentive Fee, the Board, as part of its fiduciary duties and responsibilities under the Investment Company Act (relating to future determinations as to whether to renew the investment management agreement with the Manager), considers whether the incentive fee is fair and reasonable.

Payment of Management and Incentive Fees in Stock Risk. The Fund intends to apply for exemptive relief from the SEC to permit the Fund to pay the Manager all or a portion of its Management Fees and Incentive Fees in shares of Common Stock in lieu of paying the Manager an equivalent amount of such fees in cash, which may dilute third party interests in the Fund. Exemptive relief that has not been granted is subject to SEC approval, and there is no assurance the SEC will grant the requested relief.

Non-U.S. Investment Risks. The Fund may invest in real estate located outside of the United States and real estate debt issued in, and/or backed by real estate in, countries outside the United States, including Asia, Europe and Latin America. Non-U.S. real estate and real estate-related investments involve certain factors not typically associated with investing in real estate and real estate-related investments in the U.S., including risks relating to (i) currency exchange matters; (ii) differences in conventions relating to documentation, settlement, corporate actions, stakeholder rights and other matters; (iii) differences between U.S. and non-U.S. real estate markets, including potential price volatility in and relative illiquidity of some non-U.S. markets; (iv) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and differences in government supervision and regulation; (v) certain economic, social and political risks; (vi) the possible imposition of non-U.S. taxes on income and gains and gross sales or other proceeds recognized with respect to such investments; (vii) differing and potentially less well-developed or well-tested corporate laws regarding stakeholder rights, creditors’ rights (including the rights of secured parties), fiduciary duties and the protection of investors; (viii) different laws and regulations including differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (ix) political hostility to investments by foreign investors; (x) less publicly available information; (xi) obtaining or enforcing a court judgement abroad; (xii) restrictions on foreign investment in other jurisdictions; and (xiii) difficulties in effecting repatriation of capital.

Property Manager Risk. The Manager will hire property managers to manage the Fund’s properties and leasing agents to lease vacancies in the Fund’s properties. These property managers may be affiliates of partners in joint ventures that the Fund enter into. The property managers have significant decision-making authority with respect to the management of the Fund’s properties. The Fund’s ability to direct and control how its properties are managed on a day-to-day basis may be limited because it engages other parties to perform this function. Thus, the success of the Fund’s business may depend in large part on the ability of its property managers to manage the day-to-day operations and the ability of our leasing agents to lease vacancies in the Fund’s properties. Any adversity experienced by, or problems in our relationship with, the Fund’s property managers or leasing agents could adversely impact the operation and profitability of the Fund’s properties.

Risks Related to the Fund’s REIT Status. The Fund expects to operate so as to qualify as a REIT under the Code. However, qualification as a REIT involves the application of highly technical and complex Code provisions for which only a limited number of judicial or administrative interpretations exist. Notwithstanding the availability of cure provisions in the Code, various compliance requirements could be failed and could jeopardize the Fund’s REIT status.

Tax Risks of Investing in the Fund. Even if the Fund qualifies and maintains its status as a REIT, it may become subject to U.S. federal income taxes and related state and local taxes.

Key Features of a REIT

The Fund intends to elect to be taxed as a REIT beginning with the Fund’s taxable year ended December 31,        . In general, a REIT is a company that:

•     acquires or provides financing for real estate assets;

•     offers the benefits of a professionally managed real estate portfolio;

•     satisfies the various requirements of the Code, including a requirement to distribute at least 90% of its REIT taxable income each year to its stockholders; and

•     is generally not subject to U.S. federal corporate income taxes on its net taxable income that it currently distributes to its stockholders, which substantially eliminates the “double taxation” (i.e., taxation at both the corporate and stockholder levels) that generally results from investments in a C corporation.

Limitation on Ownership Level

The Fund’s charter contains restrictions on the number of shares any one person or group may own. Specifically, the Fund’s charter will not permit any person or group to own more than        % in value or number of shares, whichever is more restrictive, of the Fund’s outstanding Common Stock or of the outstanding capital stock of all classes or series, and attempts to acquire the Fund’s Common Stock or the Fund’s capital stock of all other classes or series in excess of these        % limits would not be effective without an exemption from these limits (prospectively or retroactively) by the Board. These limits may be further reduced if the Board waives these limits for certain holders. See “Certain Provisions of the Charter—Transfer Restrictions.” These restrictions are designed, among other purposes, to enable us to comply with ownership restrictions imposed on REITs by the Code. Attempted acquisitions in excess of the restrictions described above will, pursuant to the charter, be void from the outset.

U.S. Federal Income Tax Considerations

The Fund intends to elect and qualify to be taxed as a REIT.

The Fund’s qualification and taxation as a REIT depends upon the Fund’s ability to meet on a continuing basis, through actual operating results, certain qualification tests set forth in the U.S. federal tax laws. Those qualification tests involve the percentage of income that the Fund earns from specified sources, the percentage of the Fund’s assets that falls within specified categories, the diversity of the ownership of shares, and the percentage of the Fund’s taxable income that it distributes. See “Material U.S. Federal Income Tax Considerations.” No assurance can be given that the Fund will in fact satisfy such requirements for any taxable year.

If the Fund qualifies as a REIT, it generally will be allowed to deduct dividends paid to stockholders and, as a result, it generally will not be subject to U.S. federal income tax on that portion of the Fund’s ordinary income and net capital gain that the Fund annually distributes to stockholders, as long as the Fund meets the minimum distribution requirements under the Code. The Fund intends to make distributions to stockholders on a regular basis as necessary to avoid material U.S. federal income tax and to comply with the REIT distribution requirements. See “Material U.S. Federal Income Tax Considerations.”

In the case of certain U.S. stockholders, the Fund expects IRS Form 1099-DIV tax information, if required, to be sent to stockholders following the end of each year.

SUMMARY OF FUND EXPENSES

The purpose of the following table is to help you understand all fees and expenses common shareholders would bear directly or indirectly. This table illustrates the fees and expenses of the Fund that you will incur if you buy and hold shares of the Fund’s Common Stock. Because the Fund has a limited operating history, many of these expenses are estimates.

	Class I Shares		Class D Shares	Class S Shares	Class T Shares
Stockholder Transaction Expenses:
Maximum Sales Load (as a percentage of the offering price)[1]	None		1.5%	3.5%	None
Redemption Fee (on shares purchased and held for less than twelve months) (as a percentage of amount redeemed, if applicable)[2]	2.0%		2.0%	2.0%	2.0%
Annual Expenses (Percentage of Net Assets Attributable to Shares)
Management Fee[3]		%	%	%		%
Incentive Fee[4]		%	%	%		%
Servicing Fee[5]	None		%	%		%
Distribution Fee[6]	None		None	%		%
Interest Payments on Borrowed Funds[7]		%	%	%		%
Property Level Expenses[8]		%	%	%		%
Other Expenses[9]		%	%	%		%
Total Annual Fund Operating Expenses		%	%	%		%
Fees Waived and/or Expenses Reimbursed[10]		%	%	%		%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement		%	%	%		%

1	(the “Distributor”) is the principal underwriter and distributor of the Fund’s Common Stock and serves in that capacity on a best efforts basis, subject to various conditions. Shares may be offered through Selling Agents that have entered into selling agreements with the Distributor. Selling Agents typically receive the sales load with respect to Class D Shares and Class S Shares purchased by their clients. The Distributor does not retain any portion of the sales load. Class D Shares and Class S Shares are subject to a sales load of up to 1.5% and 3.5%, respectively, of the total offering price (including sales load). The Selling Agents may, in their sole discretion and subject to applicable law, reduce or waive the sales load on a non-scheduled basis in individual cases. Class I Shares and Class T Shares are each not subject to a sales load; however, investors could be required to pay brokerage commissions on purchases and sales of Class I Shares and Class T Shares to their Selling Agents. Investors should consult with their Selling Agents about the sale load and any additional fees or charges their Selling Agents might impose on each class of Common Stock. See “Purchase of Stock—Sales Loads.”

2	A 2.0% early redemption fee payable to the Fund will be charged with respect to the repurchase of a stockholder’s shares at any time prior to the day immediately preceding the one-year anniversary of a stockholder’s purchase of the shares (on a “first in-first out” basis). An early repurchase fee payable by a stockholder may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any stockholder.

3	Pursuant to an investment management agreement, the Manager receives a Management Fee, payable at the end of each month by the Fund, at an annual rate equal to % of the average daily value of the Fund’s net assets. The Manager has voluntarily agreed to waive its Management Fee from effectiveness of the Fund’s registration statement until , 2021. Effective , the Manager’s agreement to temporarily waive its Management Fee will terminate and the Manager will receive a Management Fee at an annual rate of % of the average daily value of the Fund’s net assets. This voluntary fee reduction is not reflected in the fee schedule above. The longer an investor holds shares of the Fund’s Common Stock during this period, the longer such investor will receive the benefit of this Management Fee waiver period.

4	Pursuant to an investment management agreement, the Manager receives an incentive fee calculated and payable quarterly in arrears in an amount equal to % of the Fund’s Portfolio Operating Income for the immediately preceding quarter. See “Management of the Fund—Investment Management Agreements and Fees.” For purposes of the table above, it is assumed that annual Portfolio Operating Income equal to % of the Fund’s net asset value. Actual Portfolio Operating Income may be higher or lower.

5	The Fund pays the Distributor a Servicing Fee that is payable monthly and accrued daily at an annualized rate of % of the net assets of the Fund attributable to Class S Shares, Class T Shares and Class D Shares. The Servicing Fee is for personal services provided to stockholders and/or the maintenance of stockholder accounts and to reimburse the Distributor for related expenses incurred. The Distributor generally will pay all or a portion of the Servicing Fee to the Selling Agents that sell Class S Shares, Class T Shares and Class D Shares. The Servicing Fee is governed by the Fund’s Distribution and Service Plan.

6	The Fund pays the Distributor a Distribution Fee that is payable monthly and accrued daily at an annualized rate of % of the net assets of the Fund attributable to Class S Shares and Class T Shares. The Distribution Fee is for the sale and marketing of the Class S Shares and Class T Shares and to reimburse the Distributor for related expenses incurred. All or a portion of the Distribution Fee may be used to pay for sub-transfer agency, sub-accounting and certain other administrative services that are not required to be paid pursuant to a service fee under Financial Industry Regulatory Authority (“FINRA”) rules. The Distributor generally will pay all or a portion of the Distribution Fee to the Selling Agents that sell Class T Shares. Payment of the Distribution Fee is governed by the Fund’s Distribution and Service Plan. With respect to Class T Shares, % of the Distribution and Serving Fees will be for the applicable financial adviser and % for the applicable dealer.

7	The table assumes the average use of leverage by the Fund (including by the Fund’s consolidated subsidiaries) in an amount equal to % of the Fund’s total assets (less all liabilities and indebtedness not represented by Investment Company Act leverage) and assumes the annual interest rate on borrowings is %. The Fund’s actual interest costs associated with leverage may differ from the estimates above. In addition, the Fund also expects that its unconsolidated operating entities will use borrowings, the costs of which will be indirectly borne by stockholders.

8	Represents estimated fees and expenses related to property management, including real estate/property taxes, disposition expenses, any other expenses related to investments in real property by the Fund’s consolidated subsidiaries for the first year of the Fund’s operations. In addition, the Fund also expects that its unconsolidated operating entities will incur property management, disposition and other expenses related to investments in real property, the costs of which will be indirectly borne by stockholders. The Fund’s real estate operating subsidiaries expect in the future to hire affiliated loan servicing managers (who could also be joint venture partners for an investment) at prevailing market rates to perform management and specialized services for the Fund’s loan investments.

9	“Other Expenses” are estimated based on average Fund net assets of $ and anticipated expenses for the first year of the Fund’s operations after the commencement of this offering (assuming that the Fund has $ of net assets from the PGIM commitment as of the commencement of this offering). “Other Expenses” include professional fees, preferred stock dividends, offering expenses and other expenses, including, without limitation, filing fees, printing fees, administration fees, custody fees, director fees, insurance costs and financing costs. Any offering expenses will be amortized over a twelve-month period.

10	Pursuant to an Expense Limitation and Reimbursement Agreement, through , the Manager has agreed to waive its fees and/or reimburse expenses of the Fund so that the Fund’s Specified Expenses will not exceed % of net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Manager, but only if and to the extent that Specified Expenses are less than % of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within three years after the date the Manager waived or reimbursed such fees or expenses. This arrangement cannot be terminated prior to without the consent of the Fund’s Board. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and offering costs, with the exception of (i) the Management Fee, (ii) the Incentive Fee, (iii) the Servicing Fee, (iv) the Distribution Fee, (v) property level expenses, (vi) brokerage costs or other investment-related out-of-pocket expenses, including with respect to unconsummated investments, (vii) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (viii) taxes, and (ix) extraordinary expenses (as determined in the sole discretion of the Manager).

Class I Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Class I Shares and assuming (i) that during the first year of the Fund’s operations, after the commencement of this offering, the Fund raises $          and issues an aggregate offering amount of approximately $          of Class I Shares, (ii) total annual expenses of net assets attributable to the Class I Shares remains the same, (iii) a 5% annual return, (iv) reinvestment of all dividends and distributions at net asset value and (v) application of the Expense Limitation and Reimbursement Agreement through          :

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$	$	$	$

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

Class D Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Class D Shares and assuming (i) that during the first year of the Fund’s operations, after the commencement of this offering, the Fund raises $          and issues an aggregate offering amount of approximately $          of Class D Shares, (ii) total annual expenses of net assets attributable to the Class D Shares remains the same, (iii) a 5% annual return, (iv) reinvestment of all dividends and distributions at net asset value and (v) application of the Expense Limitation and Reimbursement Agreement through          :

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$	$	$	$

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

Class S Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Class S Shares and assuming (i) the maximum sales load, (ii) the Fund issues an aggregate offering amount of approximately $          of Class S Shares each year, (iii) total annual expenses of net assets attributable to the Class S Shares remains the same, (iv) a 5% annual return, (v) reinvestment of all dividends and distributions at net asset value and (vi) application of the Expense Limitation and Reimbursement Agreement through          :

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$	$	$	$

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

Class T Example

The following example illustrates the expenses that you would pay on a $1,000 investment in Class T Shares and assuming (i) that during the first year of the Fund’s operations, after the commencement of this offering, the Fund raises $          and issues an aggregate offering amount of approximately $          of Class T Shares, (ii) total annual expenses of net assets attributable to the Class T Shares remains the same, (iii) a 5% annual return, (iv) reinvestment of all dividends and distributions at net asset value and (v) application of the Expense Limitation and Reimbursement Agreement through          :

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$	$	$	$

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act. The Fund intends to invest primarily in private real estate in the United States. The Fund was organized as a Maryland corporation on July 23, 2021, and intends to elect to be taxed as a real estate investment trust (“REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 655 Broad Street, Newark, NJ 07102-4410 and its telephone number is (800) 451-6788 (toll-free).

The Fund is organized as a closed-end management investment company. Closed-end management investment companies differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end management investment companies do not redeem their securities at the option of the shareholder, whereas open-end management investment companies issue securities redeemable at NAV at any time at the option of the shareholder and typically engage in a continuous offering of their shares. Accordingly, open-end management investment companies are subject to continuous asset in-flows and out-flows that can complicate portfolio management. Although the common stock of closed-end management investment companies is often listed on a securities exchange, the Fund does not currently intend to list its common stock for trading on any securities exchange or any other trading market in the near future.

PGIM Investments LLC (the “Manager” or “PGIM Investments”) will serve as the investment manager to the Fund and has engaged PGIM, Inc. (the “Subadviser” or “PGIM”) as subadviser to provide day-to-day management of the Fund’s portfolio, primarily through PGIM Real Estate, the real estate investment advisory business unit within PGIM. The Fund seeks to provide a broad range of investors with access to diversified, institutional quality real estate by leveraging the expertise of PGIM Real Estate.

The Fund’s investment objective and policies are non-fundamental and may be changed without shareholder approval. The Board may at any time consider a merger, consolidation or other form of reorganization of the Fund with one or more other investment companies advised by PGIM Investments or the Subadviser with similar investment objectives and policies as the Fund. Any such merger, consolidation or other form of reorganization would require the prior approval of the Board and, to the extent required by applicable law and the Fund’s Articles of Incorporation, the shareholders of the Fund. See “Description of Shares” and “Certain Provisions in the Charter and Bylaws.”

USE OF PROCEEDS

The Fund will invest the net proceeds from the sale of its Common Stock in accordance with the Fund’s investment objectives and policies as stated below. The Fund generally expects to invest the proceeds from the offering as soon as practicable; which under normal circumstances is expected to be within three months from receipt thereof. However, in certain limited circumstances, such as in the case of unusually large cash inflows, the Fund may take up to six months or longer to fully invest the proceeds from the offering. Pending investment pursuant to the Fund’s investment objectives and policies, the net proceeds of the offering may be invested in permitted temporary investments, including, without limitation, short-term U.S. government securities, bank certificates of deposits and other short-term liquid investments. In addition, the Fund may maintain a portion of the proceeds in cash to meet operational needs. The Fund may be prevented from achieving its investment objectives during any time in which the Fund’s assets are not substantially invested in accordance with its policies.

INVESTMENT OBJECTIVES AND STRATEGIES

Investment Objective

The Fund’s investment objectives are to provide attractive current income and long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objectives.

Market Opportunity

Private real estate can provide investors with access to diversified, stable, income streams and long-term growth potential throughout market cycles. PGIM Real Estate has a long track record of delivering income and growth to institutional investors by focusing on key structural drivers that impact asset sectors and by identifying markets with attractive fundamentals that drive growth. The Subadviser expects that changing demographics, population growth and migration, shifting consumer behavior and technology advancements will benefit equity and debt investments within housing, logistics, tech-centric office, and dominant retail, with certain high growth markets benefitting disproportionately. More tactical strategies, like self-storage, hotel, net lease, high yield debt, and other niche strategies may provide cyclical opportunities to capture value through pricing dislocation. Over the medium term, the Subadviser believes that more tactical strategies may offer attractive relative yields and potential inflationary pressures may help drive strong real estate returns.

Investment Strategies

The Fund intends, under normal circumstances, to invest at least 80% of its net assets (plus the amount of its borrowings for investment purposes) in a diverse portfolio of private real estate, including property, equity investments in real estate or real estate related companies and debt investments backed by real estate or real estate related companies acquired from private issuers or in private transactions. In addition, the Fund also intends to invest in traded real estate-related securities such as commercial and residential mortgage-backed securities, equity or debt securities issued by REITs or real estate-related investment companies, ETFs, as well as other pooled investment vehicles, derivatives and other instruments that provide exposure to such investments. The derivatives investments may include options contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements for investment, hedging and risk management purposes. For purposes of the 80% policy, the Fund’s derivative instruments will be valued based on their market value. The Fund will not invest more than 15% of its assets in private funds that rely on Section 3(c)(1) or 3(c)(7) of the Investment Company Act.

The portfolio is expected to be broadly diversified by property type and geography with a focus on the U.S. markets, but with the potential to invest in non-U.S. markets where PGIM Real Estate has expertise. The Fund will target property investments that benefit from long-term structural changes driven by demographics and technological shifts. Most investments are expected to be in stabilized and income producing properties through which the Fund seeks to provide investors with consistent and reliable current income and the potential for capital appreciation through active asset management and research-led investing.

This private real estate portfolio is expected to be heavily weighted to investments in property sectors that PGIM Real Estate considers strategic, including housing, logistics, office, and retail, targeting investments that PGIM Real Estate believes can benefit from long-term structural changes driven by demographics and technological shifts. PGIM Real Estate will also employ tactical strategies that seek to capture value through cyclical opportunities and pricing dislocations in property sectors such as self-storage, hotels, medical office, data centers, net lease (meaning properties leased to long-term tenants where the tenants have agreed to pay substantially all expenses related to the property, including taxes, insurance and maintenance), and others. Many of these property investments are expected to be structured through privately-owned operating entities that own and operate whole or partial interests in real properties. In addition to equity investments in these sectors, the Fund’s private real estate investments may also include mortgage debt, mezzanine debt, and preferred equity or common equity issued by or in connection with real estate related operators or investments companies.

The Fund’s partial interest investments will generally be structured as joint ventures or co-investment arrangements with third parties and/or affiliates of the Manager and Subadviser. In these joint ventures, the Fund would generally share control with the third-party partner but may in some cases have minority control of an investment, and in many cases the third-party partner may provide operating services for the property. In some cases, the Fund may share control with a third-party partner even though the Fund holds a majority of the economic interests of the joint venture.

For the purpose of providing liquidity for periodic stock repurchases, the Fund is expected, subject to any limitations and requirements relating to the Fund’s intention to qualify as a REIT, to hold up to 20% of its investments in securities, cash, cash equivalents and other short-term investments, including, traded real estate-related securities such as commercial and residential mortgage-backed securities, equity or debt securities issued by REITs or real estate-related investment companies, affiliated or unaffiliated ETFs and other pooled investment vehicles, derivatives and other instruments that provide exposure to such investments. The Fund may invest in securities of any credit quality, maturity and duration to provide liquidity and to enhance performance. In addition, the Fund may seek to make opportunistic purchases of securities and other real estate-related short-term investments for investment purposes. Accordingly, at times the Fund’s investments in securities, including preferred equity in private real estate, traded real estate-related securities, minority investments in real estate owning vehicles, derivatives and other securities, may exceed 40% of the Fund’s assets.

The Fund expects to seek exemptive relief from the SEC that will permit it to, among other things, co-invest with certain other persons, including certain affiliates of the Manager or Subadviser and certain public or private funds managed by the Manager or Subadviser and their affiliates, subject to certain terms and conditions. Exemptive relief that has not been granted is subject to SEC approval, and there is no assurance the SEC will grant the requested relief.

Investment Process

PGIM Real Estate leverages the knowledge, resources, and infrastructure afforded by a $          billion global platform. The Subadviser’s expertise spans across the globe, the capital stack, public and private markets, and across the risk spectrum. In 2020 alone, PGIM Real Estate completed over $         billion in transactions globally and $          in the U.S. This scale is among the largest within the real estate investment management space and provides the Fund with access and insights into macro and micro real estate trends that translate into actionable real estate investment strategies and opportunities.

The Subadviser utilizes its scale and on-the-ground experience to identify high quality real estate assets that it expects to benefit over the long term from structural shifts led by demographics, technology, consumer behavior and other fundamental factors. Investment themes and high conviction strategies are developed collaboratively in a top down/bottom up process that involves the Fund’s portfolio management team and PGIM Real Estate’s investment research, transactions and asset management Teams.

Portfolio Management

The portfolio management team is responsible for all stages of a Fund’s strategy development, portfolio construction and execution. It works closely with PGIM Real Estate’s investment research group, its regionally focused Transactions Team, its sector-aligned asset management group and its extensive network of local and national operating partners to formulate its investment strategy and to source new investments. PGIM Real Estate’s broad platform combines strong research capabilities with significant local knowledge and relationships, which the Portfolio Manager believes is key to identifying, underwriting and exploiting the best market opportunities, often on a less competitive off-market basis.

Investment Research

Investment research develops the firm’s outlook in connection with senior leaders of PGIM Real Estate with respect to general economic conditions as well as specific property type and geographic exposures, acquisitions and dispositions, debt and other risk factors and the projected sources and uses of capital. Given this set of assumptions, Investment Research and the Fund’s portfolio management team develop a plan to position the portfolio to maximize performance in the expected environment. Further, the Subadviser’s investment research team works closely with the portfolio management team in an ongoing and cooperative fashion, developing portfolio strategy, investment underwriting, sector and market targets, real estate cycle and market analysis, all in support of the Fund’s investment program. This information helps the portfolio management team seek to reduce the portfolio risk through effective diversification and enhance portfolio returns through tactical sector weightings and shifts, market targeting, property selection and pricing. Finally, Investment Research also provides input into specific investment decisions and hold/sell analysis. As an example, for each potential investment identified by transactions, investment research analyzes market and sub-market economic and demographic trends, as well as demand, supply, absorption, and capture models to forecast rental, vacancy and lease-up rates.

Transactions

The Subadviser’s acquisitions professionals are staffed across the country near major markets and possess in-depth knowledge of their assigned geographic territory. Each of the professionals is responsible for developing an extensive network of relationships with the key owners, brokers and developers who operate in their markets. The acquisition professionals have worked in their regions for an average of 10 to 15 years and have negotiated and closed the purchase of multiple types of properties including office, multifamily, industrial, retail and alternatives sectors.

Within the U.S., the Subadviser completed $29.7 billion in transactions in 2020. The volume represents a total of 911 transactions and includes $10.2 billion in real estate equity investments and dispositions, in addition to $19.5 billion in real estate financing. Over 50% of the Subadviser’s investments were completed on a direct basis with the owner or developer, or where the property was marketed on a limited basis to a handful of buyers. In those cases, the seller is looking for a buyer or, more often, a joint venture partner who is knowledgeable of the market and has a reputation as a reliable closer. Often these relationships produce multiple acquisition or joint venture opportunities over time, and it is this repeat business that proves the true value of these long-term relationships.

The process of identifying potential acquisitions begins with a clear understanding of the investment needs of the Fund, which is aided by investment activity that the transactions team members are witnessing in specific markets. On a formal basis twice a year, and continually on an informal basis, the Head of the transactions team meets with the portfolio management team to discuss and document the portfolio’s investment needs. The needs are communicated to the field staff, detailing preferences for property type, location, risk/reward expectations, deal size and structure. The acquisition professionals then compare the needs with the investment opportunities available based on their knowledge of the markets.

Asset Management

The Fund’s portfolio management team works closely with and directs the asset management team in order to maximize each asset’s contribution to the Fund’s objectives. The process begins during the due diligence period for each new investment and then continues throughout the Fund’s ownership of an asset.

Asset Managers are generally aligned by property type with a regional focus and are staffed across the country near major markets. The leadership team includes Sector Heads with significant real estate experience and the function is managed by the Head of Americas Asset Management and Global Head of ESG. The primary focus of the asset management process is the development and execution of a strategic plan for each property (“Property Strategic Plan” or “Plan”), leveraging PGIM Real Estate’s deep knowledge of local real estate, with over 50 years of proprietary data and research informing investment decisions.

PGIM Real Estate’s Investment Process involves:

Deal Sourcing: PGIM Real Estate’s transactions team targets opportunities that are a fit with the Fund’s strategy. Opportunities are sourced through a variety of channels, including joint venture partners, brokers, property owners and operators, and the legal and financial community. This approach is made possible by the extensive experience and relationships of the real estate professionals that PGIM Real Estate employs across the United States coupled with the significant deal flow the transactions team sees as a result of executing a significant volume of annual transactions.

Underwriting: The transaction team will conduct an initial underwriting of an asset which includes creating a detailed cash flow model with key assumptions informed by an analysis of primary sale and rent comparisons, market pricing expectations, tenancy review, and capital needs. Investment Research and the debt capital market teams provide guidance on rent growth and debt assumptions. investment research will also provide detailed insights as to real estate fundamentals within the market and submarket, including: supply, demand, job growth, wage growth, educational attainment. Asset management advises on underwriting assumptions relative to other assets the Fund may own in the market. The transactions team will assess initial returns to determine if the investment is a fit for one of the funds managed by PGIM Real Estate.

Allocation Meetings: Investments that are determined to offer attractive risk-adjusted returns will be presented by the transactions teams at the bi-weekly Allocation Committee meetings where portfolio managers (on behalf of funds) will have an opportunity to ask questions about the investment opportunity to ensure there is a strategy fit.

Once an investment has been presented on a preliminary basis, it will typically be formally allocated at a future Allocation Committee meeting to an eligible fund. PGIM Real Estate employs a rotational queue system to provide fair and equitable deal flow to each of the active accounts and funds managed by the Subadviser. See: “Allocation of Investment Opportunities Risk.”

Due Diligence: Due diligence kicks off once the transaction team professional determines there is fund interest and once PGIM Real Estate has gained control of the investment opportunity. Due diligence includes, but is not limited to, a detailed review of legal, physical, title, and environmental issues, as well as lease analysis, tenant credit and operating expenses.

Environmental, Social and Governance (“ESG”). PGIM Real Estate’s overarching ESG mission is doing the right thing for our people, the environment, and our communities. ESG considerations are embedded through various stages of PGIM Real Estate’s investment processes that target efficiency and screen for risks, and is applied to all of the Fund’s investments. PGIM Real Estate performs upfront asset-level due diligence which informs prudent capital and operational strategies that focus on efficiency measures that aim to reduce negative environmental impacts as well as operating expenses. Additionally, assets are screened for transitional and physical climate risks, and appropriate mitigation measures are included in the asset strategy to strengthen its resilience profile. PGIM Real Estate actively engages with surrounding communities through outreach, events, local philanthropy, work programs and charitable service. Finally, PGIM Real Estate considers its governance policies, which advocate for responsible investing, diversity and inclusion, and equitable economic growth.

Investment Committee: A comprehensive investment committee paper is presented by the deal team (portfolio management, regional transactions professionals, asset manager, and investment research) to the investment committee, an 8-member board with 26 average years of investment experience. The investment committee papers highlight key risks and mitigants of the investment opportunity, final underwriting, notable issues discovered during due diligence, an ESG scorecard, a market analysis provided by investment research, portfolio suitability, comps (rents, sale, land), and any other deal specific support for the investment thesis. The investment committee reviews and approves investments based on a majority vote.

Competitive Advantages

Prudential’s investment management business, PGIM, is one of the top ten asset managers worldwide, managing more than         trillion of assets as of June 30, 2021 and providing deep asset class expertise to meet our clients’ investment objectives. PGIM Real Estate pursues exceptional outcomes for investors and borrowers through a range of real estate equity and debt solutions across the risk-return spectrum. PGIM Real Estate’s scope of insights, rigorous risk management and seamless execution are backed by more than 140-years of experience investing in real estate through direct mortgage loan originations and more than 50-years of history managing open end real estate equity vehicles similar to the Fund.. Please see below for PGIM Real Estate’s competitive advantages:

Always Value Driven; Research Led: PGIM Real Estate builds clients’ real estate portfolios from the bottom up, finding and creating value at the individual investment level. PGIM Real Estate is not a macro allocator nor a financial engineer, but rather an active investment manager who builds and rebuilds real estate portfolios over time grounding our investment thesis in local market research and understanding the impacts of macroeconomic and demographic trends on real estate. PGIM Real Estate is known for spotting value early and many of our first-of-their-kind investment strategies are now industry standards.

Active Asset Management: PGIM Real Estate asset managers are sector specific and regionally focused. They have experience working on assets that sit along all points of the risk spectrum from core to value add. They have the knowledge and expertise to add value through management of the on-site property teams, deep market knowledge, and by driving capital projects to capture additional value.

Rock Solid Risk Management: From PGIM Real Estate’s earliest beginnings as an insurance led financial house, risk management has always been and continues to be central to PGIM Real Estate’s DNA. PGIM Real Estate’s commitment to being a fiduciary first and managing risk on behalf of our clients, has developed into a prudent, conservative, time-tested investment process weathering multiple market cycles over fifty years. Focus is placed on minimizing downside risk as demonstrated by PGIM Real Estate delivering positive returns to U.S. core real estate investors [•] out of the last 50 years.

50+ Year Track Record of Building High Quality, Income Driven Real Estate Portfolios: PGIM Real Estate launched the industry’s first institutional U.S. open-end, real estate fund in 1970 and its first core plus fund in 1980. Today PGIM Real Estate is both among the largest, most tenured, and most well regarded institutional managers in the industry.

Do Business the Right Way—How we do business is just as an important as what we do: PGIM Real Estate has a very long track record and earned a reputation not only for delivering investment excellence, but also for doing the business the right way for its clients, people, business partners and the communities that it operates and invests in.

Immense Market Visibility: PGIM Real Estate leverages the knowledge, resources, and infrastructure afforded by a $     billion global platform. The Subadviser’s expertise spans across the globe, the capital stack, public and private markets, and across the risk spectrum. In 2020 alone, PGIM Real Estate completed over $     billion in transactions globally and $     in the U.S. This scale is among the largest within the real estate investment management space and provides the Fund with access and insights into macro and micro real estate trends that translate into actionable real estate investment strategies and opportunities.

Portfolio Composition

The Fund’s portfolio will principally comprise the following types of investments. A more detailed description of the Fund’s investment policies and restrictions and more detailed information about the Fund’s portfolio investments are contained in the Statement of Additional Information (the “SAI”).

Investments in Properties

The Fund intends to make equity investments in stabilized and income producing properties through which the Fund seeks to provide investors with consistent and reliable current income and the potential for capital appreciation through active asset management and research-led investing. The Subadviser expects that changing demographics, population growth and migration, shifting consumer behavior and technology advancements will benefit equity and debt investments within housing, logistics, tech-centric office, and dominant retail, with certain high growth markets benefitting disproportionately. More tactical strategies, like self-storage, hotel, net lease, high yield debt, and other niche strategies may provide cyclical opportunities to capture value through pricing dislocation.

The portfolio is expected to be broadly diversified by property type and geography with a focus on U.S. markets, but with the potential to invest in non-U.S. markets where PGIM Real Estate has expertise

Property Types. On behalf of the Fund, the Manager intends to invest primarily in the following real estate property types:

Housing. Housing can include single-family houses and multifamily properties, as well as more focused sectors such as student housing or senior housing.

Logistics. Logistics properties are generally categorized as warehouse/distribution centers, research and development facilities, or flex space.

Office. Office properties include conventional office properties as well as office properties for specialized use, such as medical or laboratory use.

Retail. Retail properties include shopping centers and malls.

Tactical Strategies. Select specialty sectors include self-storage, hotel, net lease, high yield debt, and other niche strategies.

Ownership Structure. The Fund plans to own all or substantially all of the Fund’s property investments through its wholly-owned operating partnership. The Fund’s property investments in each primary strategy are expected to be structured through privately-owned operating entities or private real estate operating companies which own and operate whole or partial interests in real properties. The Fund may also enter into joint ventures with third parties to make investments. The Fund may also make investments in partnerships or other co-ownership arrangements or participations arrangements with other investors, including affiliates, to acquire properties. The Fund will generally acquire fee simple interests for the properties (in which the Fund owns both the land and the building improvements), but may consider leased fee and leasehold interests if the Manager believes the investment is consistent with the Fund’s investment objectives and strategies. The Fund and its wholly-owned subsidiaries will comply with Section 18 of the Investment Company Act on an aggregate basis. The Fund and its subsidiaries will comply with Section 17 of the Investment Company Act.

Investments in Private Real Estate Debt and Preferred Equity

In addition to equity investments in the property types listed above, the Fund may also invest in privately sourced debt and preferred equity interests that offer current income secured or backed by high quality real estate. The Fund intends to originate and selectively acquire mezzanine loans, preferred equity, and to a lesser extent, senior mortgage loans.

The loans may vary in duration, bear interest at fixed or floating rates and amortize, if at all, over varying periods, often with a balloon payment of principal at maturity and in the case of mezzanine and preferred equity may allow for interest to accrue and be added to the principal amount rather than paid on a current basis and may include equity participation rights. The Fund as lender is responsible for servicing a loan and expects to use PGIM Real Estate’s affiliate loan servicer, PGIM Real Estate Loan Services (“PGIM RELS”), for such obligations, which will generally consist of collecting, or arranging for the collection of, interest payments and, when applicable, enforcing the Fund’s rights under the loan documentation. There are no limits on the amount of loans the Fund may originate; provided such transactions comply with the Fund’s 80% real estate investment policy and do not impact the Fund’s ability to maintain its status as a REIT. The Fund will only make loans to the extent permitted by the Investment Company Act and the rules and regulations thereunder.

Mezzanine Loans. Mezzanine loans are a type of subordinate loan in which the loan is secured by one or more direct or indirect ownership interests in an entity that directly or indirectly owns real estate. Mezzanine loans are subordinate to a first mortgage or other senior debt. Investors in mezzanine loans are generally compensated for the increased credit risk from a pricing perspective and still benefit from the right to foreclose on its security, in many instances more efficiently than the rights of foreclosure for first mortgage loans. Upon a default by the borrower under a mezzanine loan, the mezzanine lender generally can take control of the property owning entity on an expedited basis, subject to the rights of the holders of debt senior in priority on the property. Rights of holders of mezzanine loans are usually governed by intercreditor or interlender agreements, which may limit the Fund’s ability to pursue remedies.

Preferred Equity. Preferred equity is a type of interest in an entity that owns real estate or real estate-related investments. Preferred equity interests are generally senior with respect to the payments of dividends and other distributions, redemption rights and rights upon liquidation to such entity’s common equity. Investors in preferred equity are typically compensated for their increased credit risk from a pricing perspective with fixed payments but may also participate in capital appreciation. Upon a default by a general partner of a preferred equity issuer, there typically is a change of control event and the limited partner assumes control of the entity. Rights of holders of preferred equity are usually governed by partnership agreements.

Senior Mortgage Loans. Senior mortgage loans are generally loans secured by a first mortgage lien on a commercial property. Senior mortgage loans generally provide for a higher recovery rate and lower defaults than other debt positions due to the lender’s favorable control features which at times may mean control of the entire capital structure.

Subordinate Mortgage Loans. Subordinate mortgage loans are loans that have a lower priority to collateral claims. Investors in subordinate mortgages are generally compensated for the increased risk from a pricing perspective as compared to first mortgage loans but still benefit from a direct lien on the related property or a security interest in the entity that owns the real estate. Investors typically receive principal and interest payments at the same time as senior debt unless a default occurs, in which case these payments are made only after any senior debt is repaid in full. The rights of holders of subordinate mortgages are usually governed by participation and other agreements.

Loan Selection

PGIM Real Estate is a global leader in debt strategies; with over $79 billion in gross real estate debt assets under management and an additional $43.3 billion in assets under administration, PGIM Real Estate is one of the largest non-bank commercial real estate lenders in the world.

The Fund’s debt investments will seek to provide secure income returns from investing in a low to moderate risk portfolio of real estate debt, with a focus on capital preservation and stability of income. The Fund benefits from PGIM’s fully integrated real estate investing platform, which has over $195 billion in combined gross assets under management or administration across real estate debt, equity and securities as of June 30, 2021.1 PGIM believes its competitive advantages are its exceptional access to transaction flow, investment expertise, robust credit culture, and integrated loan servicing and operations platform. PGIM’s platform today has capabilities that span the real estate spectrum to include core senior debt, value-add senior debt, mezzanine debt, and preferred equity. The Fund’s debt investments are expected to be broadly diversified geographically and by sector with varied maturities and durations depending on the opportunity.

PGIM Real Estate has a network of borrowers and equity partners extending to 3,700 specialist real estate investors, developers and operators that provide extensive primary deal flow in every jurisdiction. PGIM Real Estate’s leading local market execution capabilities delivers optimal returns from both direct primary origination and intermediary led transactions.

Integration of real estate capabilities and direct contact between manager and borrowers from a comprehensive loan servicing platform allows investors to benefit from PGIM Real Estate’s full market experience and longstanding relationships with high quality borrowers and market participants.

Underwriting Standards

Initial Analysis and Pricing: Once a potential investment has been sourced, the Transactions team undertakes a preliminary underwriting of the investment opportunity including a review of the market, property and borrower/sponsor factors, and the feasibility of borrower’s business plan.

Loan Review: Once the preliminary review has been completed, the deal team works in collaboration with Debt Capital Markets and Portfolio Management to appropriately structure and price the transaction for the capital source being used. The Portfolio Management team confirms that the quality of the loan meets the guidelines of the investor’s or Fund’s strategy and diversification goals.

Due Diligence and Full Underwriting: Once a term sheet has been negotiated and executed, a more rigorous underwriting and due diligence process begins that includes the following:

•	Thorough analysis of property and market including operating history and projections

•	Review of third-party reports including appraisals, and engineering and environmental reports

•	In-depth analysis of borrower’s real estate experience, financial position and, if applicable, business plan for the property

•	Preparation of materials for Investment Committee review and approval

•	Site inspection including property, overall market, and relevant competition.

Loan Servicing

Post-closing the loan would be serviced by PGIM Real Estate’s affiliate loan servicer, PGIM RELS. PGIM RELS’s servicing obligations will generally consist of collecting, or arranging for the collection of, interest payments and, when applicable, enforcing the Fund’s rights under the loan documentation Because borrowers interact frequently with the loan servicer over the life of the loan, borrowers prefer to work with lenders that retain servicing. Thus, the borrower knows that it will continue to work with PGIM Real Estate for the life of the loan, and not a third-party servicer. Perhaps more importantly, though, we value the risk management benefits of retaining loan servicing to allow us to closely monitor the loans, mitigate any potential risks and act quickly if loans should become troubled. In addition, with a large portfolio of loans serviced by PGIM RELS, Portfolio Management can access a wealth of market data on properties and real estate markets throughout the U.S.

1 As of June 30, 2021. Includes US $43.3 billion in assets under administration. $195 billion gross; $173 billion net. Includes legacy lending through PGIM’s parent company, Prudential Financial, Inc.

Investments in Traded Real Estate-Related Securities

The Fund intends to invest a portion of its portfolio in traded real estate-related securities, which includes CMBS, RMBS, other equity or debt securities issued by REITs or real estate-related investment companies, ETFs and other pooled investment vehicles.

The Fund expects that its investments in traded real estate-related securities will primarily be in U.S. securities, but it may also invest in non-U.S. securities.

The Fund plans to primarily invest in the following traded real estate-related securities:

CMBS. CMBS are securities backed by obligations (including certificates of participation in obligations) that are principally secured by commercial mortgages on real property or interests therein having a multifamily or commercial use, such as retail, office or industrial properties, hotels, apartments, nursing homes and senior living facilities. CMBS are typically issued in multiple tranches whereby the more senior classes are entitled to priority distributions from the trust’s income to make specified interest and principal payments on such tranches. Losses and other shortfalls from expected amounts to be received on the mortgage pool are borne by the most subordinate classes, which receive principal payments only after the more senior classes have received all principal payments to which they are entitled. The credit quality of CMBS depends on the credit quality of the underlying mortgage loans, which is a function of factors such as the principal amount of loans relative to the value of the related properties; the cash flow produced by the property; the mortgage loan terms, such as principal amortization; market assessment and geographic location; construction quality of the property; and the creditworthiness of the borrowers.

Agency RMBS. Agency RMBS are residential mortgage-backed securities for which a U.S. government agency such as Government National Mortgage Association (“Ginnie Mae”), or a federally chartered corporation such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”) guarantees payments of principal and interest on the securities. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by Ginnie Mae, this guarantee does not apply to losses resulting from declines in the market value of these securities. Some agency RMBS that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae and Freddie Mac. Although the U.S. government in the past has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Agency RMBS differ from other forms of traditional debt securities, which normally provide for periodic payments of interest in fixed amounts with principal payments at maturity or on specified call dates. Instead, agency RMBS provide for monthly payments, which consist of both principal and interest. In effect, these payments are a “pass-through” of scheduled and prepaid principal payments and the monthly interest made by the individual borrowers on the mortgage loans, net of any fees paid to the issuers, servicers or guarantors of the securities. The principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

The Fund’s allocation of agency RMBS collateralized by fixed-rate mortgages (“FRMs”), adjustable rate mortgages (“ARMs”), or hybrid adjustable-rate mortgages (“hybrid ARMs”) will depend on various factors including, but not limited to, relative value, expected future prepayment trends, supply and demand, costs of hedging, costs of financing, expected future interest rate volatility and the overall shape of the Treasury and interest rate swap yield curves. The Manager intends to take these factors into account when making investments on behalf of the Fund. The Fund may also make investments in debentures that are issued and guaranteed by Freddie Mac or Fannie Mae or mortgage-backed securities the collateral of which is guaranteed by Ginnie Mae, Freddie Mac, Fannie Mae or another federally chartered corporation.

Non-Agency RMBS. Non-agency RMBS are residential mortgage-backed securities that are collateralized by pools of mortgage loans assembled for sale to investors by commercial banks, savings and loan associations and specialty finance companies. Non-agency RMBS are not issued or guaranteed by a U.S. government agency or federally chartered corporation. Like agency RMBS, non-agency RMBS represent interests in pools of mortgage loans secured by residential real property.

The mortgage loan collateral for non-agency RMBS consists of residential mortgage loans that do not generally conform to underwriting guidelines issued by a federally chartered corporation, such as Fannie Mae or Freddie Mac, or an agency of the U.S. government, such as Ginnie Mae, due to certain factors, including mortgage balances in excess of agency underwriting guidelines, borrower characteristics, loan characteristics and level of documentation, and therefore are not issued or guaranteed by an agency. The Fund may also invest in credit risk transfer notes that, while not structured products, face similar risks as structured products because they are debt securities issued by governmental agencies but their value depends in part on a pool of mortgage loans.

The non-agency and agency RMBS acquired by the Fund could be secured by FRMs, ARMs, hybrid ARMs or interest only mortgages. FRMs have interest rates that are fixed for the term of the loan and do not adjust. The interest rates on ARMs generally adjust annually (although some may adjust more frequently) to an increment over a specified interest rate index. Hybrid ARMs have interest rates that are fixed for a specified period of time (typically three, five, seven or ten years) and, thereafter, adjust to an increment over a specified interest rate index. ARMs and hybrid ARMs generally have periodic and lifetime constraints on how much the loan interest rate can change on any predetermined interest rate reset date. Interest only securities are backed by mortgages where the borrower pays interest only. Relative value analysis, including consideration of current market conditions, will determine the Fund’s allocation to FRMs, ARMs, hybrid ARMs and interest only mortgages.

The Fund’s allocation of non-agency RMBS collateralized by FRMs, ARMs, hybrid ARMs or interest only mortgages will depend on various factors including, but not limited to, relative value, expected future prepayment trends, home price appreciation trends, supply and demand, availability of financing, expected future interest rate volatility and the overall state of the non-agency RMBS secondary market. Borrowers of the underlying loans that secure the non-agency RMBS assets which the Fund may purchase can be divided into prime, Alternative-A (“Alt-A”) and subprime borrowers based on their credit rating.

Other Fixed-Income Instruments. The Fund may invest in fixed-income instruments, such as investment grade and high-yield corporate debt securities, or junk bonds, or U.S. government debt securities. The issuer of a fixed-income instrument pays the investor a fixed- or variable-rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. Holders of fixed-income bonds as creditors have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors but are generally subordinate to any existing lenders in the issuer’s capital structure. Fixed-income instruments may be secured or unsecured. The investment return of corporate bonds is generated by payments of interest on the security and changes in the market value of the security. The market value of a corporate bond, especially a fixed-rate bond, will generally rise and fall inversely with interest rates. The value of intermediate- and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate fixed-income instruments usually yield more than government or agency bonds due to the presence of credit risk. The types of mortgage-backed securities in which the Fund may invest include interest-only, inverse-interest only, or principal only residential MBS, commercial MBS, collateralized mortgage obligations (“CMOs”), securities issued by Real Estate Mortgage Investment Conduits (“REMICs”), Re-securitized Real Estate Mortgage Investment Conduits (“Re-REMICs”), pass-through certificates, credit linked notes, mortgage forwards or “to be announced” transactions, collateralized loan obligations backed by commercial loans and mortgage servicing rights securities. The Fund may invest in a Re-REMIC in order to obtain exposure to mortgages with a specific risk profile that could not otherwise be obtained through the purchase of existing REMICs. Pass-through certificates are fixed income securities whereby certificates are issued representing interests in a pool of mortgages or mortgage-backed securities. The Fund may invest in various tranches or classes of MBS.

Publicly Traded REITs. The Fund may invest in publicly traded REITs. REITs are investment vehicles that invest primarily in income-producing real estate or mortgages and other real estate-related loans or interests.

Many public REITs are listed on major stock exchanges, such as the New York Stock Exchange and NASDAQ. Publicly traded REITs typically employ leverage, which magnifies the potential for gains and the risk of loss. They typically pay out all of their taxable income as dividends to stockholders. In turn, stockholders pay the income taxes on those dividends.

ETFs and Other Pooled Investment Vehicles. The Fund may invest in ETFs, mutual funds, private funds or other investment vehicles that in turn provide exposure to REITs, direct real estate or real estate-related companies.

Ratings of Securities. The Fund may invest in debt securities that are rated investment grade, debt securities rated below investment grade, and unrated debt securities. The Fund is not required to hold any minimum percentage of its NAV in debt securities rated investment grade.

Derivatives

Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indices or currencies. The Fund may use various derivative strategies to try to improve the Fund's returns by managing risks. The Subadviser may also use hedging techniques to try to protect the Fund's assets. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more investments, indices or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as “over-the-counter” derivatives). The Fund may be limited in its use of derivatives by rules adopted by the SEC governing derivatives transactions. Although the Fund has the flexibility to make use of derivatives, it may choose not to for a variety of reasons, even under very volatile market conditions.

Futures Contracts and Related Options. The Fund may purchase and sell financial futures contracts and related options on financial futures. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. An option gives the purchaser the right to buy or sell securities or currencies, or in the case of an option on a futures contract, the right to buy or sell a futures contract in exchange for a premium.

Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates or to enhance returns. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date and at a set price or to make or receive a cash payment based on the value of a given currency at a future date. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange, and payment on the contract is made upon delivery, rather than daily.

Swap Transactions. The Fund may enter into swap transactions. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to credit default swaps, interest rate swaps, total return swaps and index swaps.

Swap Options. The Fund may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

Options on Securities and Financial Indices. The Fund may purchase and sell put and call options on securities, and financial indices traded on US or non-US securities exchanges, on NASDAQ or in the over-the-counter market. An option gives the purchaser the right to buy or sell securities in exchange for a premium. The Fund will sell only options that are secured either by the Fund's ownership of the underlying security or by cash or other liquid assets segregated or earmarked within the Fund’s account at the custodian or in a separate account at the custodian.

On October 28, 2020, the SEC adopted Rule 18f-4 under the Investment Company Act relating to a registered investment company’s use of derivatives and related instruments. Rule 18f-4 under the Investment Company Act may require the Fund to observe more stringent asset coverage and related requirements than were previously imposed by the Investment Company Act, which could adversely affect the value or performance of the Fund. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which the Fund engages in derivative transactions could also limit or prevent the Fund from using certain instruments.

Temporary Strategies

At times the Manager may judge that conditions in the markets make pursuing the Fund’s primary investment strategy inconsistent with the best interests of its stockholders. During temporary periods or in order to keep the Fund’s cash fully invested until the net proceeds of this offering of Common Stock can be invested in accordance with the Fund’s primary investment strategies, including during the initial ramp-up of the Fund’s portfolio, the Fund may deviate from its investment policies and objectives. At such times the Manager may, temporarily, use alternative strategies primarily designed to reduce fluctuations in the value of the Fund’s assets. If the Fund takes a temporary position, it may be unable to achieve its investment objectives. While the Fund would seek to continue to qualify as a REIT during such a period, there can be no guarantee it will be able to do so.

In implementing these temporary strategies, the Fund may invest all or a portion of its assets in fixed income securities; traded real estate-related securities; U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. government agencies or instrumentalities; certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; shares of money market funds; securities issued or guaranteed by the federal government or any of its agencies, or any state or local government; repurchase agreements with respect to any of the foregoing; or any other securities or cash equivalents that the Manager considers consistent with this strategy.

It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful.

Other Investments and Strategies

In addition to its principal investment strategies, the Fund also may use the following non-principal investment strategies to try to increase its returns or protect its assets if market conditions warrant.

U.S. Government Securities. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of the Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Variable- and Floating-Rate Securities. Variable- and floating-rate instruments are instruments that pay interest at rates that adjust whenever a specified interest rate (the “reference rate”) changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter). In addition to floating-rate loans, variable- and floating-rate instruments may include, without limitation, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds and money market instruments. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a variable- or floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality or because of an imperfect correlation between the securities interest rate adjustment mechanism and the level of interest rates generally.

The Fund also may engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities.

Foreign Currency Transactions. Based on market conditions, the Fund expects to enter into foreign currency forward contracts (“forward contracts”) for purposes of gaining exposure to the currency of an emerging market country or other foreign country or as a hedge against fluctuations in future foreign currency exchange rates. The Fund may engage in foreign currency exchange transactions in connection with its investments in foreign instruments. The Fund is not required to hedge its currency exposure, if any, and may choose not to do so. The Fund generally will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies, including the payment of dividends and the settlement of transactions that otherwise might require untimely dispositions of Fund investments.

A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price and for an amount set at the time of the contract. Presently, these contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, but may be required to be traded on an exchange and cleared through a central counterparty. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. At the consummation of a forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will realize a gain or loss to the extent that there is a difference between the forward contract price and the offsetting forward contract price.

It should be noted that this method of protecting the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Rather, it simply establishes a rate of exchange that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain should the value of the currency increase.

At times, the Fund may enter into “cross-currency” hedging transactions involving currencies other than those in which securities held or proposed to be purchased are denominated.

By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in an underlying security transaction, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the currency that is being used for the security transaction.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to actually convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so with respect to a portion of the Fund’s assets from time to time, and investors should be aware of the costs of currency conversion. A dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code of 1986, as amended (the “Code”), requirements relating to qualification as a regulated investment company.

High Yield Instruments or “Junk” Bonds. High yield fixed income instruments that are rated below investment grade involve a greater degree of risk (in particular, a greater risk of default) than, and special risks in addition to the risks associated with, investment grade debt obligations. While offering a greater potential opportunity for capital appreciation and higher yields, high yield instruments typically entail greater potential price volatility and may be less liquid than higher-rated instruments. High yield instruments may be regarded as predominantly speculative with respect to the issuer’s continuing ability to make timely principal and interest payments. They also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated instruments. Fixed income instruments in the lowest investment grade category also may be considered to possess some speculative characteristics by one or more NRSROs. The market values of high yield instruments tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower quality fixed income instruments tend to be more sensitive to general economic conditions.

Securitized Credit, Structured Product and Related-Investments. The Fund is permitted to invest up to 10% of Investable Assets in secured loans backed by commercial real estate, residential real estate, commercial or consumer loans, and securitizations such as agency and non-agency mortgage-backed securities (MBS) (including commercial mortgage-backed securities (CMBS), residential mortgage-backed securities (RMBS), and collateralized mortgage obligations (CMOs)), asset-backed securities (ABS) (including collateralized debt obligations (CDOs) such as collateralized bond obligations (CBOs) and collateralized loan obligations (CLOs)), and other similar securities and related instruments. Such investments may include private, unregistered fixed income investments. Such investments generally are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. The Fund’s investments in unregistered or privately issued structured product securities (excluding structured products offered and sold in the United States in reliance on Rule 144A or Regulation S under the Securities Act) include investments that, at the time of purchase, (i) are classified as illiquid and (ii) for which there is no current market price.

Preferred Securities. Preferred securities, like common stock or other equity securities, represents an equity ownership in an issuer. Generally, preferred securities have a priority of claim over common stock or other equity securities in dividend payments and upon liquidation of the issuer. Unlike common stock or other equity securities, preferred securities do not usually have voting rights.

Although they are equity securities, preferred securities have characteristics of both debt and common stock or other equity securities. Like debt, their promised income is contractually fixed. Like common stock or other equity securities, they do not have rights to participate in bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Preferred securities are also subject to deferral risk, which refers to provisions typically contained in preferred securities that allow an issuer, under certain conditions, to skip (in the case of non-cumulative preferred securities) or defer (in the case of cumulative preferred securities) dividend payments.

Distributions on preferred securities are declared by the board of directors of the issuer and may be subject to deferral, and thus may not be automatically payable. Income payments on preferred securities may be cumulative, causing dividends and distributions to accrue even if not declared by the board or otherwise made payable, or non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred securities in which the Fund invests will be declared or otherwise made payable. The Fund is permitted to invest in non-cumulative preferred stock, although the Subadviser will consider, among other factors, the non-cumulative nature in making any decision to purchase or sell such securities on behalf of the Fund.

Hybrid-Preferred Securities. Hybrid-preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, as described below, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed- and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for 18 months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity because of their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid-preferred securities include, but are not limited to, trust originated preferred securities; monthly income preferred securities; quarterly income bond securities; quarterly income debt securities; quarterly income preferred securities; corporate trust securities; public income notes; and other hybrid-preferred securities.

Hybrid-preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Private Placements and Restricted Securities. The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act, or that are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

Rule 144A permits the Fund to sell certain restricted securities to qualified institutional buyers without limitation. Offerings of Regulation S securities may be conducted outside of the United States. However, investing in Rule 144A securities or Regulation S securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Convertible Securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. The characteristics of convertible securities make them appropriate investments for an investment company seeking long-term capital appreciation and/or total return. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

The value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Acquisition of Initial Portfolio

[To be provided by amendment.]

LEVERAGE

The Fund may seek to enhance the level of its current distributions to its common stockholders and capital appreciation through the use of leverage, subject to the limitations of the Investment Company Act. The Fund expects to use entity level debt (non-mortgage debt at the Fund level). The Fund may incur entity level debt, including unsecured and secured credit facilities from certain financial institutions and other forms of borrowing (collectively, “Borrowings”) and is limited to 33 1/3% of the Fund’s total assets (less all liabilities and indebtedness not represented by Investment Company Act leverage) immediately after such Borrowings. The Fund also expects its investments will utilize property level debt financing (mortgages on the Fund’s properties that are not recourse to the Fund except in extremely limited circumstances). Property level debt will be incurred by operating entities held by the Fund and secured by real estate owned by such operating entities. In a non-recourse mortgage, if an operating entity were to default on a loan, the lender’s recourse would be to the mortgaged property and the lender would typically not have a claim to seek recovery from any unpaid portion of the loan from the other assets of the Fund or its subsidiaries. When such property level debt is not recourse to the Fund, the Fund will not treat such borrowings as senior securities (as defined in the Investment Company Act) for purposes of complying with the Investment Company Act’s limitations on leverage unless (i) the operating entity is a wholly-owned subsidiary of the Fund, (ii) the Fund has sole majority control over the governance of a joint venture (which excludes shared control arrangements where the consents of both the Fund and another party are required for all material decisions) or (iii) the financial statements of the operating entity or joint venture holding such debt will be consolidated in the Fund’s financial statements. There is no guarantee that the Fund’s operating entities will be able to obtain mortgage loans on attractive terms or at all. In certain limited cases, property level debt may be recourse to the Fund. See “Risks—Recourse Financings Risk.”

In addition, the Fund may enter into investment management techniques (including reverse repurchase agreements and derivative transactions) that have similar effects as leverage, but which are not subject to the foregoing 33 1/3% limitation if effected in compliance with applicable SEC rules and guidance. Furthermore, the Fund may add leverage to its portfolio through the issuance of preferred shares (“Preferred Stock”) in an aggregate amount of up to 50% of the Fund’s total assets (less all liabilities and indebtedness not represented by Investment Company Act leverage) immediately after such issuance. See “Leverage” and “Risks—Leverage Risk.”

Borrowings (and any Preferred Stock) have seniority over Common Stock. Any Borrowings and Preferred Stock (if issued) leverage investments in Common Stock. Holders of Common Stock bear the costs associated with any Borrowings, and if the Fund issues Preferred Stock, holders of Common Stock bear the offering costs of the Preferred Stock issuance. The Board may authorize the use of leverage through Borrowings and Preferred Stock without the approval of the holders of Common Stock.

The Fund may not use leverage at all times and the amount of leverage may vary depending upon a number of factors, including the Manager’s outlook for the market and the costs that the Fund would incur as a result of such leverage. There is no assurance that the Fund’s leveraging strategy will be successful.

There can be no assurance, however, that the Fund will borrow in order to leverage its assets or, if it does borrow, what percentage of the Fund’s assets such borrowings will represent. The Fund generally will utilize leverage only if it anticipates that the Fund’s leveraged capital structure would result in a higher return to the common shareholders than that obtainable if the Common Stock were unleveraged for any significant amount of time. The Fund also may borrow in an amount equal to 5% of its Investable Assets as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of Fund securities. The Fund at times may borrow from affiliates of PGIM Investments, as permitted by applicable law.

The Fund’s use of leverage is premised upon the expectation that the cost of the leverage used to purchase additional assets will be lower than the return the Fund achieves on its investments with the proceeds of the borrowings or the issuance of preferred shares. Such difference in return may result from the short term nature of the Fund’s borrowing compared to the longer term nature of its investments. If the Investable Assets of the Fund are invested in higher yielding portfolio investments, the common shareholders will be the beneficiaries of the incremental return. Should the differential between the return on underlying assets and cost of leverage narrow, any incremental return will be reduced or eliminated. Furthermore, if long term interest rates rise, the NAV of the Common Stock is expected to decline in value.

Leverage creates risks for the common shareholders, including the likelihood of greater volatility of net income, distributions and/or NAV in relation to market changes, the risk that fluctuations in interest rates on borrowings and short term debt or in the dividend rates on any preferred shares may affect the return to the common shareholders and increased operating costs, which may reduce the Fund’s total return. To the extent the income or capital appreciation derived from investments purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the investments purchased with such funds is not sufficient to cover the cost of leverage, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, PGIM Investments and/or PGIM in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through leverage will be subject to interest costs or dividend payments that may or may not exceed the income and appreciation on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of additional series of preferred shares involves offering expenses and other costs and may limit the Fund’s freedom to pay dividends on Common Stock or to engage in other activities. Borrowings and the issuance of a class of preferred shares create an opportunity for greater return per share of Common Stock, but at the same time such borrowing is a speculative technique in that it will increase the Fund’s exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with borrowed funds or offering proceeds exceed the cost of borrowing or issuing additional classes of securities, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund’s ability to pay dividends and distributions on the Common Stock in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. PGIM Investments and PGIM do not anticipate that these covenants or restrictions will adversely affect their ability to manage the Fund’s portfolio in accordance with the Fund’s investment objective and policies. However, due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that PGIM otherwise views as favorable. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more NRSROs that may issue ratings for any short term debt instruments or preferred shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede PGIM Investments or PGIM from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

The Fund may engage in leverage through the issuance of notes or other debt securities or shares of preferred shares. Under the Investment Company Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the Fund will have an asset coverage of at least 200%. In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate of the involuntary liquidation preference of the preferred shares. The involuntary liquidation preference refers to the amount to which the preferred shares would be entitled on the involuntary liquidation of the Fund in preference to a security junior to them. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Stock or purchase its Common Stock unless, at the time of such declaration or purchase, the Fund satisfies this 200% asset coverage requirement after deducting the amount of the distribution or purchase price, as applicable. Under the Investment Company Act, holders of the preferred shares would be entitled to elect two Directors of the Fund at all times and to elect a majority of the Directors if at any time dividends on the preferred shares are unpaid in an amount equal to two full years’ dividends. Holders of the preferred shares would continue to have the right to elect a majority of the Directors until all dividends in arrears have been paid. In addition, holders of the preferred shares would also be entitled to vote separately as a class on certain matters, which may at times give holders of preferred shares disproportionate influence over the Fund’s affairs.

Under the Investment Company Act, the Fund generally is not permitted to incur indebtedness, including through borrowings and the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable. The Investment Company Act contains an exception, however, that permits dividends to be declared upon any preferred shares issued by the Fund if the Fund’s indebtedness has an asset coverage of at least 200% at the time of declaration after deducting the amount of the dividend. In addition, if the Fund issues non-public indebtedness (for example, if it enters into a loan agreement in a privately arranged transaction with a bank), it may be able to continue to pay dividends on its capital stock even if the asset coverage ratio on its indebtedness falls below 300%. Further, the Investment Company Act requires (in certain circumstances) that holders of the Fund’s senior securities representing indebtedness be provided with certain voting rights or that an event of default be deemed to have occurred in the event certain asset coverage requirements specified in Section 18(a) of the Investment Company Act are not met.

The Fund’s willingness to borrow money and issue preferred shares for investment purposes, and the amount it will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on PGIM Investments’ or PGIM’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

Effects of Leverage

The following table is designed to illustrate the effects of leverage on Common Stock total return, assuming hypothetical annual investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund’s portfolio), of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. See “Risks—Leverage Risk.”

The table further reflects the issuance of leverage representing 33 1/3% of the Fund’s total assets (less all liabilities and indebtedness not represented by Investment Company Act leverage), net of expenses and the Fund’s currently projected annual rate of interest on its leverage of %.

Assumed Portfolio Total Return (net of expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Stockholder Total Return	%	%	%	%	%

“Common Stock Total Return” is composed of two elements: (i) the Common Stock dividends and distributions paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest on its leverage) and (ii) gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the return it receives on its investments is entirely offset by losses in the value of those investments.

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. At any point in time your investment in the Fund may be worth less than you invested, even after taking into account the reinvestment of Fund dividends, distributions or interest payments, as applicable. For a more complete discussion of the risks of investing in the Fund, see “Risks.”

RISKS

Investing in the Fund involves risks, including the risk that a stockholder may receive little or no return on his or her investment or that a stockholder may lose part or all of his or her investment. The Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if they can sustain a complete loss of their investment. Below is a summary of some of the principal risks of investing in the Fund.

Stockholders should consider carefully the following principal risks before investing in the Fund:

No History of Operations. The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations or public trading and is subject to all of the business risks and uncertainties associated with any new business. As a result, prospective investors have no track record or history on which to base their investment decision.

General, Market and Economic Risks. Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to successfully implement its investment strategy because of market, economic, regulatory, geopolitical and other conditions (including those associated with the recent pandemic outbreak of coronavirus (“COVID-19”)). International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics and pandemics such as the outbreak of infectious diseases like the recent outbreak of COVID-19 globally or the 2014-2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide. U.S. and foreign governments have taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The impact of these measures, as well as any additional future regulatory actions, is not yet known and cannot be predicted. Legislation or regulation may also change the way in which the Fund itself is regulated and could limit or preclude the Fund’s ability to achieve its investment objective. The current domestic political environment, as well as political and diplomatic events within the U.S. and abroad, such as presidential elections in the U.S. or abroad or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Because the market price of the Common Shares will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the market price of the Common Shares decreases. As with any security, a complete loss of your investment is possible.

Real Estate Investment Risk. The Fund’s investments will be subject to the risks typically associated with real estate, including but not limited to:

•      local, state, national or international economic conditions, including market disruptions caused by regional concerns, political upheaval, sovereign debt crises and other factors;

•      lack of liquidity inherent in the nature of the asset;

•      reliance on tenants/operators/managers to operate their businesses in a sufficient manner and in compliance with their contractual arrangements with the Fund;

•      ability and cost to replace a tenant/operator/manager upon default;

•      property management decisions;

•      property location and conditions;

•      property operating costs, including insurance premiums, real estate taxes and maintenance costs;

•      competition from comparable properties;

•      the occupancy rate of, and the rental rates charged at, the properties;

•      leasing market activity;

•      the ability to collect on a timely basis all rent;

•      the effects of any bankruptcies or insolvencies;

•      changes in interest rates and in the availability, cost and terms of mortgage financing;

•      changes in governmental rules, regulations and fiscal policies;

•      cost of compliance with applicable federal, state, and local laws and regulations;

•      acts of nature, including earthquakes, hurricanes and other natural disasters;

•      climate change and regulations intended to control its impact;

•      the potential for uninsured or underinsured property losses; and

•      other factors which are beyond the Fund’s control.

Commercial Real Estate Industry Risk. The Fund’s business and operations are dependent on the commercial real estate industry generally, which in turn is dependent upon broad economic conditions. Challenging economic and financial market conditions may cause the Fund to experience an increase in the number of commercial real estate investments that result in losses, including delinquencies, non-performing assets and a decrease in the value of the property or, in the case of traded real estate-related securities, collateral which secures its investments, all of which could adversely affect the Fund’s results of operations.

Residential Real Estate Industry Risk. Investments in apartment and residential real estate are subject to various changes in real estate conditions, and any negative trends in real estate conditions may adversely affect the Fund’s investments through decreased revenues or increased costs. These conditions include:

•      changes in national, regional and local economic conditions, which may be negatively impacted by concerns about inflation, deflation, government deficits, high unemployment rates, decreased consumer confidence and liquidity concerns;

•      fluctuations in interest rates;

•      the inability of residents and tenants to pay rent;

•      the existence and quality of the competition, including the attractiveness of properties based on considerations such as convenience of location, rental rates, amenities and safety record;

•      increased operating costs, including increased real property taxes, maintenance, insurance and utilities costs;

•      oversupply of apartments, commercial space or single-family housing or a reduction in demand for real estate; and

•      changes in, or increased costs of compliance with, laws and/or governmental regulations, including those governing usage, zoning, the environment and taxes.

Illiquid Investment Risk. Many of the Fund’s investments will be illiquid, including the Fund’s real estate investments. A variety of factors could make it difficult for the Fund to dispose of any of its illiquid assets on acceptable terms even if a disposition is in the best interests of the Fund’s stockholders. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell the securities if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell such securities at a loss or sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions.

Distributions Risk. There can be no assurance that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or maintain certain levels of cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than others. The Fund will make a distribution only if authorized by the Board and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital, which would reduce the Fund’s NAV and, over time, potentially increase the Fund’s expense ratio. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Fund’s distribution policy may be changed by the Board at any time without shareholder approval.

Liquidity Risk. The Fund is designed primarily for long-term investors and an investment in the Fund’s Common Stock should be considered illiquid. The Common Stock is not currently listed for trading on any securities exchange. There is currently no public market for the Common Stock and none is expected to develop. Although the Fund may offer to repurchase Common Stock from stockholders, no assurance can be given that these repurchases will occur as scheduled or at all.

Reliance on Investment Professionals. As of the date of this prospectus, the Fund has made a limited number of investments and the success of the Fund will therefore depend on the ability of the Manager and its respective affiliates to identify and consummate suitable investments and to, when relevant, exit investments of the Fund prudently.

Delay in Use of Proceeds Risk. Although the Fund currently intends to invest the proceeds from any sale of the Common Stock offered hereby within six to nine months from receipt thereof, such investments may be delayed if suitable investments are unavailable at the time. Delays which the Fund encounters in the selection, due diligence and origination or acquisition of investments would likely limit its ability to pay distributions and lower overall returns.

Competition Risk. Identifying, completing and realizing attractive portfolio investments is competitive and involves a high degree of uncertainty. In acquiring its target assets, the Fund will compete with a variety of institutional investors, including specialty finance companies, public and private funds (including other funds managed by PGIM), REITs, commercial and investment banks, commercial finance and insurance companies and other financial institutions.

Non-Diversification Risk. As a non-diversified investment company, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by events impacting a single investment, geographic location, security or investment type.

Joint Venture Risk. The Fund may in the future enter into joint ventures with third parties and/or affiliates of the Manager or Subadviser to make investments. The Fund may also make investments in partnerships or other co-ownership arrangements or participations. Such investments may involve risks not otherwise present with other methods of investment. In addition, disputes between the Fund and its joint venture partners may result in litigation or arbitration that would increase the Fund’s expenses and prevent the Fund’s officers and directors from focusing their time and efforts on the Fund’s business. The Fund may at times enter into arrangements that provide for unfunded commitments and, even when not contractually obligated to do so, may be incentivized to fund future commitments related to its investments.

Recourse Financings Risk. In certain cases, financings for the Fund’s commercial real estate properties may be recourse to the Fund. Lenders customarily require that a creditworthy parent entity enter into so-called “recourse carveout” guarantees to protect the lender against certain bad-faith or other intentional acts of the borrower in violation of the loan documents. A “bad boy” guarantee typically provides that the lender can recover losses from the guarantors for certain bad acts, such as fraud or intentional misrepresentation, intentional waste, willful misconduct, criminal acts, misappropriation of funds, voluntary incurrence of prohibited debt and environmental losses sustained by lender. The Fund’s “bad boy” guarantees could apply to actions of the joint venture partners associated with the Fund’s investments. While the Manager expects to negotiate indemnities from such joint venture partners to protect against such risks, there remains the possibility that the acts of such joint venture partner could result in liability to the Fund under such guarantees.

Valuation Risk. Within the parameters of the Fund’s valuation guidelines, the valuation methodologies used to value the Fund’s assets will involve subjective judgments and projections and that ultimately may not materialize. Ultimate realization of the value of an asset depends to a great extent on economic, market and other conditions beyond the Fund’s control and the control of the Manager and the Fund’s independent valuation manager and third-party appraisers. Rapidly changing market conditions or material events may not be immediately reflected in the Fund’s daily NAV. The value of certain of the Fund’s investments will be difficult to determine and the valuation determinations made by the Manager and Subadviser with respect to such investments will likely vary from the amounts the Fund would receive upon sale or disposition of such investments. It is possible that the fair value determined for an investment may differ materially from the value that could be realized upon the sale of the investment. See “Net Asset Value.”

Prime Single Tenant Risk. The Fund depends on its tenants for revenue, and therefore the Fund’s revenue is dependent on the success and economic viability of its tenants. The Fund’s reliance on single tenants in prime single tenant properties may decrease its ability to lease vacated space and could adversely affect its income, performance, operations and ability to pay distributions. Certain of the Fund’s investments in properties will be leased out to single tenants that the Subadviser believes have favorable credit profiles and/or performance attributes supporting highly visible long-term cash flows. Adverse impacts to such tenants, businesses or operators, including as a result of changes in market or economic conditions, natural disasters, outbreaks of an infectious disease, pandemic or any other serious public health concern, political events or other factors that may impact the operation of these properties, may have negative effects on the Fund’s business and financial results.

Mortgage Loan Risk. The Fund may originate and selectively acquire senior mortgage loans which are generally loans secured by a first mortgage lien on a commercial property and are subject to risks of delinquency and foreclosure and risks of loss that are greater than similar risks associated with loans made on the security of single-family residential property. In addition, certain of the mortgage loans in which the Fund invests may be structured so that all or a substantial portion of the principal will not be paid until maturity, which increases the risk of default at that time. The ability of a borrower to repay a loan secured by an income-producing property typically is dependent primarily upon the successful operation of such property rather than upon the existence of independent income or assets of the borrower. In the event of any default under a mortgage loan held directly by the Fund, it will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the mortgage loan, which could have a material adverse effect on the profitability of the Fund.

Mezzanine Loan Risk. The Fund may invest in mezzanine loans that take the form of subordinated loans secured by a pledge of the ownership interests of either the entity owning the real property or the entity that owns the interest in the entity owning the real property. These types of investments involve a higher degree of risk than first mortgage loans secured by income producing real property because the investment may become unsecured as a result of foreclosure by the senior lender. As a result, the Fund may not recover some or all of its investment.

CMBS Risk. Commercial mortgage-backed securities (“CMBS”) are, generally, securities backed by obligations (including certificates of participation in obligations) that are principally secured by mortgages on real property or interests therein having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal.

RMBS Risk. The Fund’s investments in residential mortgage-backed securities (“RMBS”) are subject to the risks of defaults, foreclosure timeline extension, fraud, home price depreciation and unfavorable modification of loan principal amount, interest rate and amortization of principal accompanying the underlying residential mortgage loans. In the event of defaults on the residential mortgage loans that underlie the Fund’s investments in RMBS and the exhaustion of any underlying or any additional credit support, the Fund may not realize an anticipated return on investments and may incur a loss on these investments. The Fund may also acquire non-agency RMBS, which are backed by residential property but, in contrast to agency RMBS, their principal and interest are not guaranteed by federally chartered entities such as Fannie Mae and Freddie Mac and, in the case of the Government National Mortgage Association.

Fixed Income Instruments Risk. In addition to the other risks described herein, fixed income instruments are also subject to certain risks, including:

• Issuer Risk. The value of fixed income instruments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

• Interest Rate Risk. The value of the Fund’s investments may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s rate-setting policies. Interest rates are at or near historical lows, which may increase the risks associated with rising interest rates in the future. The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the Subadviser. Fluctuations in the market price of the Fund’s instruments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s NAV. The Fund may utilize certain strategies, including investments in derivatives, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies, if utilized, will be successful.

• Duration Risk. Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Various techniques may be used to shorten or lengthen the Fund’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

• Floating-Rate and Fixed-to-Floating-Rate Securities Risk. The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating-rate securities will decline due to lower coupon payments on floating-rate securities.

• Prepayment Risk. During periods of declining interest rates, the issuer of an instrument may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding instruments, which may result in a decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Fixed income instruments frequently have call features that allow the issuer to redeem the instrument at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). An issuer may choose to redeem a fixed income instrument if, for example, the issuer can refinance the instrument at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

• Extension Risk. During periods of rising interest rates, an issuer could exercise its right to pay principal on an obligation held by the Fund later than expected. Under these circumstances, the value of the obligation will decrease, and the Fund may be prevented from reinvesting in higher yielding securities.

• Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called fixed income instruments at market interest rates that are below the portfolio’s current earnings rate.

• Spread Risk. Wider credit spreads and decreasing market values typically represent a deterioration of the fixed income instrument’s credit soundness and a perceived greater likelihood or risk of default by the issuer. Fixed income instruments generally compensate for greater credit risk by paying interest at a higher rate. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparable maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security- or market-specific credit concerns or general reductions in risk tolerance.

• Credit Risk. Credit risk is the risk that one or more fixed income instruments in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer, the guarantor or the insurer of the instrument or any applicable counterparty may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, the instruments could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

• Refinancing Risk. This is the risk that one or more issuers of fixed income instruments in the Fund’s portfolio may not be able to pay off their debt upon maturity. During times of extreme market stress, even creditworthy companies can have temporary trouble accessing the markets to refinance their outstanding debt, potentially leading to an inability to pay off existing bondholders, including the Fund. This could negatively affect the Fund’s NAV or overall return.

Below Investment Grade (High Yield or Junk Bond) Instruments Risk. The Fund’s investments in below investment grade quality securities and instruments are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Below investment grade instruments are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Fixed income instruments rated below investment grade generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These investments are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest on their obligations and increase the possibility of default. The secondary market for high yield instruments may not be as liquid as the secondary market for more highly rated instruments, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for high yield instruments than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high yield instruments than for higher quality instruments. Under continuing adverse market or economic conditions, the secondary market for high yield instruments could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade instruments, especially in a market characterized by a low volume of trading. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of instruments held by the Fund, which could have a material adverse impact on the Fund’s business, financial condition and results of operations. In addition, default may cause the Fund to incur expenses in seeking recovery of principal and/or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities or other instruments with a value less than its original investment and/or may be subject to restrictions on the sale of such securities or instruments. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Subadviser’s judgment about the credit quality of an issuer and the relative value of its instruments may prove to be wrong. Investments in below investment grade instruments may present special tax issues for the Fund, particularly to the extent that the issuers of these instruments default on their obligations pertaining thereto, and the U.S. federal income tax consequences to the Fund as a holder of such instruments, including when the Fund may stop reporting interest income or claim a loss on such instruments, may not be clear. Lower rated high yield instruments generally present the same type of risks as investments in higher rated high yield instruments. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. In particular, lower rated high yield instruments entail a higher risk of default. Such instruments present substantial credit risk and default is a real possibility. Such instruments may be illiquid and the prices at which such instruments may be sold may represent a substantial discount to what the Subadviser believes to be the ultimate value of such instruments.

Capital Markets Risk. The Fund expects to fund a portion of its private real estate investments with property-level financing. There can be no assurance that any financing will be available in the future on acceptable terms, if at all, or that it will be able to satisfy the conditions precedent required to use its credit facilities, if entered into, which could reduce the number, or alter the type, of investments that the Fund would make otherwise. Any failure to obtain financing could have a material adverse effect on the continued development or growth of the Fund’s investments and harm the Fund’s ability to operate and make distributions.

LIBOR Risk. The Fund may pay interest under mortgages or credit facilities, and receive interest payments on certain of its real estate-related securities, based on the London Interbank Offered Rate (“LIBOR”), which is the subject of recent national, international and regulatory guidance and proposals for reform. Various financial industry groups have begun planning for the transition away from LIBOR, but there are challenges to converting certain securities and transactions to a new reference rate, such as the Secured Overnight Financing Rate (“SOFR”), which is intended to replace USD LIBOR. Abandonment of, or modifications to, LIBOR may adversely affect interest expense related to borrowings under the Fund’s credit facilities and real estate-related investments. The Fund’s debt may include floating-rate loans for which the interest rates are tied to LIBOR and real estate-related investments with interest payments based on LIBOR. Any benchmark, such as SOFR, may perform differently during any phase-out period than in the past. As such, the potential effect of any such event on the Fund’s cost of capital and net investment income cannot yet be determined, and any changes to benchmark interest rates could increase the Fund’s financing costs or decrease the income the Fund earns on its real estate debt investments, which could impact the Fund’s results of operations, cash flows and the market value of its investments.

Derivatives Risk. The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements for investment, hedging and risk management purposes.

The Fund’s investments in derivatives may be for hedging, investment or leverage purposes, or to manage interest rates or the duration of the Fund’s portfolio. Derivative transactions may subject the Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The use of derivatives may subject the Fund to risks, including, but not limited to:

• Counterparty Risk. The risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations. If the Fund’s counterparty to a derivative transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its financial obligations may be substantially increased. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund.

• Currency Risk. The risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Leverage Risk. The risk associated with certain types of derivative strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk. The risk that certain derivative positions may be difficult or impossible to close out at the time that the Fund would like or at the price that the Fund believes the position is currently worth. This risk is heightened to the extent the Fund engages in over-the-counter derivative transactions, which are generally less liquid than exchange-traded instruments.

• Correlation Risk. The risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure. Furthermore, the ability to successfully use derivative instruments depend in part on the ability of the Manager and Subadviser to predict pertinent market movements, which cannot be assured.

• Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed derivatives may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Regulatory Risk. Derivative contracts, including, without limitation, swaps, currency forwards, and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps, non-deliverable forwards and certain other derivatives traded in the OTC market are subject to variation margin requirements, and initial margining requirements will be phased in through September 1, 2022. Implementation of the margining and other provisions of the Dodd-Frank Act regarding clearing, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and may continue to impact the costs to the Fund of trading these instruments and, as a result, may affect returns to investors in the Fund. In addition, the Commodity Futures Trading Commission (the “CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in certain derivatives, or (ii) markets itself as providing investment exposure to such instruments. CFTC Rule 4.5 permits investment advisers to registered investment companies to claim an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to a fund, provided certain requirements are met. In order to permit the Manager and Subadviser to claim this exclusion with respect to the Fund, the Fund will limit its use of such derivatives (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its derivatives do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions, or (ii) the aggregate net notional value of its derivatives does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. Additionally, the Fund will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Fund is not subject to regulation under the CEA or otherwise regulated by the CFTC, and the Manager and Subadviser have claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA. The Manager and Subadviser are not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Fund.

Leverage Risk. Although the Fund presently intends to utilize leverage, there can be no assurance that the Fund will do so, or that, if utilized, it will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Fund to greater risk and higher costs than if it were not implemented.

Property level debt will be incurred by operating entities held by the Fund or by joint ventures entered into by one of the Fund’s operating entities and secured by real estate owned by such operating entities. Such operating entities would own real estate assets and would borrow from a lender using the owned property as mortgage collateral. In a non-recourse mortgage, if an operating entity were to default on a loan, the lender’s recourse would be to the mortgaged property and the lender would typically not have a claim to seek recovery from any unpaid portion of the loan from the other assets of the Fund or its subsidiaries. There are no limits under the Investment Company Act on the amount of leverage an operating entity may incur. When such property level debt is not recourse to the Fund, the Fund will not treat such borrowings as senior securities (as defined in the Investment Company Act) for purposes of complying with the Investment Company Act’s limitations on leverage unless (i) the operating entity is a wholly-owned subsidiary of the Fund, (ii) the Fund has sole majority control over the governance of a joint venture (which excludes shared control arrangements where the consents of both the Fund and another party are required for all material decisions) or (iii) the financial statements of the operating entity or joint venture holding such debt will be consolidated in the Fund’s financial statements. Property level debt may include covenants restricting when an operating entity held by the Fund can make distributions to the Fund. Defaults on the property level debt may result in the Fund losing its investment in the applicable property. Defaults on entity level debt may result in limits or restrictions on the Fund’s operations, including the Fund’s ability to make distributions.

There can be no assurance that any property-level financing will be available in the future on acceptable terms, if at all, or that it will be able to satisfy the conditions precedent required to use its credit facilities, if entered into, which could reduce the number, or alter the type, of investments that the Fund would make otherwise. Any failure to obtain financing could have a material adverse effect on the continued development or growth of the Fund’s investments and harm the Fund’s ability to operate and make distributions.

The Fund anticipates that any money borrowed from a bank or other financial institution for investment purposes will accrue interest based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause the Fund to receive a higher current rate of return than if the Fund were not leveraged. If, however, short-term rates rise, the interest rate on borrowed money could exceed the rate of return on instruments held by the Fund, reducing returns to the Fund and the level of income available for dividends or distributions made by the Fund. Developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would also reduce returns to the Fund. There is no assurance that a leveraging strategy will be successful. The use of leverage to purchase additional investments creates an opportunity for increased Common Stock dividends, but also creates special risks and considerations for the common stockholders, including:

• the likelihood of greater volatility of NAV, market price and dividend rate of Common Stock than a comparable fund without leverage;

• the risk that fluctuations in interest rates on borrowings and short-term debt or in dividend payments on, principal proceeds distributed to, or redemption of any preferred shares and/or notes or other debt securities that the Fund has issued will reduce the return to the Fund;

• magnified interest rate risk, which is the risk that the prices of certain of the portfolio investments will fall (or rise) if market interest rates for those types of investments rise (or fall). As a result, leverage may cause greater changes in the Fund’s NAV, which could have a material adverse impact on the Fund’s business, financial condition and results of operations;

• the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Stock than if the Fund were not leveraged; and

• leverage may increase expenses (which will be borne entirely by the common stockholders), which may reduce the Fund’s NAV and the total return to common stockholders.

Potential Conflicts of Interest Risk. The Manager and Subadviser serve as adviser or subadvisers to other vehicles that have the same or similar investment objectives and investment strategies to those of the Fund. As a result, the Manager and the Fund’s portfolio managers may devote unequal time and attention to the management of the Fund and those other funds and accounts. Conflicts of interest exist or could arise in the future as a result of the relationships between the Fund and its affiliates, on the one hand, and the Fund’s wholly-owned operating partnership or any partner thereof, on the other. For further information on potential conflicts of interest, see “Conflicts of Interest.”

Allocation of Investment Opportunities Risk. Certain other existing or future funds, investment vehicles and accounts managed by the Manager and its affiliates and PGIM affiliated proprietary entities invest in securities, properties and other assets in which the Fund seeks to invest. Allocation of identified investment opportunities among the Fund, the Manager and other PGIM affiliated investment vehicles presents inherent conflicts of interest where demand exceeds available supply. While the Manager believes it is likely that there will be a limited overlap of investment opportunities for the Fund and other PGIM affiliated investment vehicles and PGIM affiliated proprietary accounts, the Fund’s stock of investment opportunities may be materially affected by competition from other PGIM affiliated investment vehicles and PGIM affiliated proprietary entities. Investors should note that the conflicts inherent in making such allocation decisions will not always be resolved in favor of the Fund. PGIM Real Estate has a rotational policy which is designed to provide fair and equitable deal flow to each of our active accounts and funds for which we manage investments. Any account pursuing a real estate investment will take part in PGIM Real Estate’s allocation queue for the respective region (U.S., Latin America, Asia, Europe) (each, an “Eligible Account”). The allocation queue is a standard rotational system that determines fund priority in deal allocation.

The Fund will be subject to the PGIM Real Estate U.S. Allocation Policy & Procedures, which state that the allocation of investment opportunities (each, an “Investment”) is generally determined through a rotational process, with the applicable Investment being first offered to the Eligible Account that is in the highest position in the relevant queue (e.g., Stabilized or Non-Stabilized Queue, as described below) relative to the other Eligible Accounts in that queue (i.e., to the Eligible Account in such queue for which the longest time period has passed since it received an allocation from that queue). Each Eligible Account in a queue may accept or pass on the individual Investment offered. If an Eligible Account accepts the Investment, the Eligible Account will move to the end of the relevant queue. There are limited exceptions to this process, such as certain debt, senior housing and affordable housing and transformative development Investments, and Investments that could create conflicts of interest. The Global Chief Investment Risk Officer for the U.S. (“CIRO”) has a veto over allocation should s/he believe that an investment is not appropriate for a particular Account.

For purposes of allocating Investments, PGIM Real Estate will establish one or more queues based on investment strategy and investment guidelines. PGIM Real Estate currently employs two distinct allocation queues: a stabilized Investments queue and a non-stabilized Investments queue. For purposes of this policy, stabilized Investments shall generally include:

•           Office, retail, warehouse, storage, and residential properties that are 75% or more leased at the time of purchase, and hotels that are operating at or near, market occupancy;

•           Properties undergoing a minor renovation or expansion that does not have a material impact on the property’s occupancy or operation;

•           Build-to-suit properties that are 75% or more pre-leased and that have reasonable protection from completion and cost overrun risk; and

•           Such other Investments as may be determined to be Stabilized Investments by the CIRO in his/her reasonable discretion. The CIRO also may determine that an Investment that otherwise may be considered a Stabilized Investment per the definition above should be categorized as a Non-Stabilized Investment based on his/her reasonable discretion.

All Investments that are not stabilized Investments shall be deemed to be non-stabilized Investments.

See “Investment Objectives and Strategies—Allocation of Investment Opportunities” and “Conflicts of Interest.”

Best Efforts Offering Risk. This offering is being made on a “best efforts” basis, meaning the Distributor and broker-dealers participating in the offering are only required to use their best efforts to sell shares and have no firm commitment or obligation to sell any of the shares. Even though the Fund has acquired the initial portfolio, such portfolio by itself is not diversified. Further, if the Distributor is unable to raise substantial funds in this offering, the Fund’s Board may seek the approval of the Fund’s stockholders to sell all or substantially all of the Fund’s assets and dissolve the Fund. In the event of the liquidation, dissolution or winding up of the Fund, stockholders are entitled to receive the then-current NAV per share of the assets legally available for distribution to the Fund’s stockholders, after payment of or adequate provision for all of the Fund’s known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon.

Periodic Tender Offer Risk. The Fund intends, but is not obligated, to conduct quarterly tender offers for up to 5.0% of the Common Stock then outstanding in the sole discretion of the Board. In any given quarter, the Manager may or may not recommend to the Board that the Fund conduct a tender offer, and even if the Manager does recommend to the Board that the Trust conduct a tender offer, the Board may not approve such recommendation. For example, if adverse market conditions cause the Fund’s traded securities to become illiquid or trade at depressed prices or if the Manager and/or Board believe that conducting a tender offer for 5.0% of the Common Stock then outstanding would impose an undue burden on common stockholders who do not tender compared to the benefits of giving common stockholders the opportunity to sell all or a portion of their Common Stock at net asset value, the Fund may choose not to conduct a tender offer or may choose to conduct a tender offer for less than 5.0% of the Common Stock then outstanding. Accordingly, there may be periods during which no tender offer is made.

If the Fund does conduct tender offers, it may be required to sell its more liquid, higher quality traded securities to purchase the shares of Common Stock that are tendered, which may increase risks for remaining common stockholders and increase Fund expenses as a percent of assets. Further, such sales may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. The Fund may, subject to its investment restriction with respect to leverage, utilize leverage to finance the repurchase of Common Stock pursuant to any tender offers. There can be no assurance, however, that the Fund will be able to obtain such financing for tender offers if it attempts to do so. The use of leverage to finance the repurchase of Common Stock will further increase the Fund’s expenses borne by shareholders of the Fund, in addition to the increase in expenses per share that will result from having a smaller base of assets after any such tender offers over which to spread fixed expenses. The Fund is designed primarily for long-term investors and an investment in the Common Stock should be considered illiquid. While the Fund intends to conduct quarterly tender offers, the Fund is not required to do so and may amend, suspend or terminate such tender offers at any time. Investors have no right to require the Fund to redeem their Common Stock.

The exchange of shares of Common Stock for cash pursuant to a tender offer will generally be a taxable transaction for U.S. federal income tax purposes. See “Certain U.S. Federal Income Tax Considerations—Taxation of U.S. Holders of The Fund’s Common Stock—Repurchases of The Fund’s Common Stock” and “Certain U.S. Federal Income Tax Considerations—Taxation of Non-U.S. Holders of The Fund’s Common Stock—Repurchases of The Fund’s Common Stock.”

Anti-Takeover Provisions. Certain provisions of the Fund’s charter and Bylaws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify the Fund’s structure. The provisions may have the effect of depriving you of an opportunity to sell shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company.

Incentive Fee Risk. The Incentive Fee may create an incentive for the Manager to make investments in order to maximize Portfolio Operating Income under the incentive fee even if such investments may not benefit the Fund’s NAV, cause us to use more leverage than it otherwise would in the absence of the incentive fee or to otherwise make riskier investments on the Fund’s behalf. While the Board does not monitor specific investment decisions by the Manager and the particular timing of individual investment decisions as they relate to the Incentive Fee, the Board, as part of its fiduciary duties and responsibilities under the Investment Company Act (relating to future determinations as to whether to renew the investment management agreement with the Manager), considers whether the incentive fee is fair and reasonable.

Payment of Management and Incentive Fees in Stock Risk. The Fund intends to apply for exemptive relief from the SEC to permit the Fund to pay the Manager all or a portion of its Management Fees and Incentive Fees in shares of Common Stock in lieu of paying the Manager an equivalent amount of such fees in cash, which may dilute third party interests in the Fund. Exemptive relief that has not been granted is subject to SEC approval, and there is no assurance the SEC will grant the requested relief.

Non-U.S. Investment Risks. The Fund may invest in real estate located outside of the United States and real estate debt issued in, and/or backed by real estate in, countries outside the United States, including Asia, Europe and Latin America. Non-U.S. real estate and real estate-related investments involve certain factors not typically associated with investing in real estate and real estate-related investments in the U.S., including risks relating to (i) currency exchange matters; (ii) differences in conventions relating to documentation, settlement, corporate actions, stakeholder rights and other matters; (iii) differences between U.S. and non-U.S. real estate markets, including potential price volatility in and relative illiquidity of some non-U.S. markets; (iv) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and differences in government supervision and regulation; (v) certain economic, social and political risks; (vi) the possible imposition of non-U.S. taxes on income and gains and gross sales or other proceeds recognized with respect to such investments; (vii) differing and potentially less well-developed or well-tested corporate laws regarding stakeholder rights, creditors’ rights (including the rights of secured parties), fiduciary duties and the protection of investors; (viii) different laws and regulations including differences in the legal and regulatory environment or enhanced legal and regulatory compliance; (ix) political hostility to investments by foreign investors; (x) less publicly available information; (xi) obtaining or enforcing a court judgement abroad; (xii) restrictions on foreign investment in other jurisdictions; and (xiii) difficulties in effecting repatriation of capital.

Property Manager Risk. The Manager will hire property managers to manage the Fund’s properties and leasing agents to lease vacancies in the Fund’s properties. These property managers may be affiliates of partners in joint ventures that the Fund enter into. The property managers have significant decision-making authority with respect to the management of the Fund’s properties. The Fund’s ability to direct and control how its properties are managed on a day-to-day basis may be limited because it engages other parties to perform this function. Thus, the success of the Fund’s business may depend in large part on the ability of its property managers to manage the day-to-day operations and the ability of our leasing agents to lease vacancies in the Fund’s properties. Any adversity experienced by, or problems in our relationship with, the Fund’s property managers or leasing agents could adversely impact the operation and profitability of the Fund’s properties.

Risks Related to the Fund’s REIT Status. The Fund expects to operate so as to qualify as a REIT under the Code. However, qualification as a REIT involves the application of highly technical and complex Code provisions for which only a limited number of judicial or administrative interpretations exist. Notwithstanding the availability of cure provisions in the Code, various compliance requirements could be failed and could jeopardize the Fund’s REIT status.

Tax Risks of Investing in the Fund. Even if the Fund qualifies and maintains its status as a REIT, it may become subject to U.S. federal income taxes and related state and local taxes.

Risks Related to the Fund’s REIT Status

If the Fund does not qualify as a REIT, it will be subject to tax as a regular corporation and could face a substantial tax liability.

The Fund expects to operate so as to qualify as a REIT under the Code. However, qualification as a REIT involves the application of highly technical and complex Code provisions for which only a limited number of judicial or administrative interpretations exist. Notwithstanding the availability of cure provisions in the Code, various compliance requirements could be failed and could jeopardize the Fund’s REIT status. Furthermore, new tax legislation, administrative guidance or court decisions, in each instance potentially with retroactive effect, could make it more difficult or impossible for us to qualify as a REIT. If the Fund fails to qualify as a REIT in any tax year, then:

•        the Fund would be taxed as a regular domestic corporation, which under current laws, among other things, means being unable to deduct distributions to stockholders in computing taxable income and being subject to federal income tax on our taxable income at regular corporate income tax rates;

•        any resulting tax liability could be substantial and could have a material adverse effect on the Fund’s book value;

•        unless the Fund were entitled to relief under applicable statutory provisions, it would be required to pay taxes, and therefore, our cash available for distribution to stockholders would be reduced for each of the years during which the Fund does not qualify as a REIT and for which it had taxable income; and

•        the Fund generally would not be eligible to requalify as a REIT for the subsequent four full taxable years.

To maintain the Fund’s REIT status, the Fund may have to borrow funds on a short-term basis during unfavorable market conditions.

To qualify as a REIT, the Fund generally must distribute annually to stockholders a minimum of 90% of our net taxable income, determined without regard to the dividends-paid deduction and excluding net capital gains. The Fund will be subject to regular corporate income taxes on any undistributed REIT taxable income each year. Additionally, the Fund will be subject to a 4% nondeductible excise tax on any amount by which distributions paid by the Fund in any calendar year are less than the sum of 85% of our ordinary income, 95% of capital gain net income and 100% of undistributed income from previous years. Payments the Fund makes to stockholders under the share repurchase plan will not be taken into account for purposes of these distribution requirements. If the Fund does not have sufficient cash to make distributions necessary to preserve our REIT status for any year or to avoid taxation, the Fund may be forced to borrow funds or sell assets even if the market conditions at that time are not favorable for these borrowings or sales. These options could increase our costs or reduce the Fund’s equity.

Compliance with REIT requirements may cause the Fund to forego otherwise attractive opportunities, which may hinder or delay the Fund’s ability to meet its investment objectives and reduce overall return.

To qualify as a REIT, the Fund is required at all times to satisfy tests relating to, among other things, the sources of the Fund’s, the nature and diversification of assets, the ownership of stock and the amounts distributed to stockholders. Compliance with the REIT requirements may impair our ability to operate solely on the basis of maximizing profits. For example, the Fund may be required to make distributions to stockholders at disadvantageous times or when the Fund does not have funds readily available for distribution.

Compliance with REIT requirements may force the Fund to liquidate or restructure otherwise attractive investments.

To qualify as a REIT, at the end of each calendar quarter, at least 75% of the value of the Fund’s assets must consist of cash, cash items, government securities and qualified real estate assets. The remainder of the Fund’s investments in securities (other than qualified real estate assets and government securities) generally cannot include more than 10% of the voting securities (other than securities that qualify for the straight debt safe harbor) of any one issuer or more than 10% of the value of the outstanding securities of more than any one issuer unless the Fund and such issuer jointly elect for such issuer to be treated as a “taxable REIT subsidiary” under the Code. Debt will generally meet the “straight debt” safe harbor if the debt is a written unconditional promise to pay on demand or on a specified date a certain sum of money, the debt is not convertible, directly or indirectly, into stock, and the interest rate and the interest payment dates of the debt are not contingent on the profits, the borrower’s discretion, or similar factors. Additionally, no more than 5% of the value of the Fund’s assets (other than government securities and qualified real estate assets) can consist of the securities of any one issuer, and no more than 20% of the value of the Fund’s assets may be represented by securities of one or more taxable REIT subsidiaries. If the Fund fails to comply with these requirements at the end of any calendar quarter, the Fund must dispose of a portion of the Fund’s assets within 30 days after the end of the calendar quarter or qualify for certain statutory relief provisions in order to avoid losing its REIT qualification and suffering adverse tax consequences. In order to satisfy these requirements and maintain its qualification as a REIT, the Fund may be forced to liquidate assets from our portfolio or not make otherwise attractive investments. These actions could have the effect of reducing the Fund’s and amounts available for distribution to stockholders.

The Fund’s charter does not permit any person or group to own more than 9.8% in value or number of shares, whichever is more restrictive, of the Fund’s outstanding Common Stock or of the outstanding capital stock of all classes or series, and attempts to acquire the Fund’s Common Stock or the Fund’s capital stock of all other classes or series in excess of these 9.8% limits would not be effective without an exemption (prospectively or retroactively) from these limits by our board of directors.

For the Fund to qualify as a REIT under the Code, not more than 50% of the value of its outstanding stock may be owned, directly or indirectly, by five or fewer individuals (including certain entities treated as individuals for this purpose) during the last half of a taxable year. For the purpose of assisting the Fund’s qualification as a REIT for U.S. federal income tax purposes, among other purposes, the Fund’s charter prohibits beneficial or constructive ownership by any person or group of more than 9.8%, in value or number of shares, whichever is more restrictive, of the outstanding shares of the Fund’s outstanding Common Stock, or 9.8% in value or number of shares, whichever is more restrictive, of the outstanding capital stock of all classes or series, which we refer to as the “Ownership Limit.” The constructive ownership rules under the Code and the Fund’s charter are complex and may cause shares of the outstanding Common Stock owned by a group of related persons to be deemed to be constructively owned by one person. As a result, the acquisition of less than 9.8% of the Fund’s outstanding Common Stock or the Fund’s capital stock by a person could cause another person to constructively own in excess of 9.8% of our outstanding Common Stock or the Fund’s capital stock, respectively, and thus violate the Ownership Limit. There can be no assurance that the Fund’s board of directors, as permitted in the charter, will not decrease this Ownership Limit in the future. Any attempt to own or transfer shares of the Fund’s Common Stock or capital stock in excess of the Ownership Limit without the consent of our board of directors will result in the transfer being void.

The Ownership Limit may have the effect of precluding a change in control of us by a third party, even if such change in control would be in the best interests of stockholders or would result in receipt of a premium to the price of the Fund’s Common Stock (and even if such change in control would not reasonably jeopardize our REIT status). The exemptions to the Ownership Limit granted to date may limit our board of directors’ power to increase the Ownership Limit or grant further exemptions in the future.

Our board of directors is authorized to revoke our REIT election without stockholder approval, which may cause adverse consequences to stockholders.

The Fund’s charter authorizes our board of directors to revoke or otherwise terminate our REIT election, without the approval of stockholders, if it determines that changes to U.S. federal income tax laws and regulations or other considerations mean it is no longer in our best interests to qualify as a REIT. Our board of directors has fiduciary duties to the Fund and stockholders and could only cause such changes in our tax treatment if it determines in good faith that such changes are in our best interests and in the best interests of stockholders. In this event, the Fund would become subject to U.S. federal income tax on our taxable income and the Fund would no longer be required to distribute most of the Fund’s net income to stockholders, which may cause a reduction in the total return to stockholders.

Tax Risks of Investing in the Fund

Non-U.S. holders may be subject to U.S. federal income tax upon their disposition of shares of the Fund’s Common Stock or upon their receipt of certain distributions from us.

In addition to any potential withholding tax on ordinary dividends, a non-U.S. holder (as such term is defined below under “Certain U.S. Federal Income Tax Considerations—Taxation of U.S. Holders of The Fund’s Common Stock”), other than a “qualified shareholder” or a “qualified foreign pension fund,” that disposes of a “U.S. real property interest” (“USRPI”) (which includes shares of stock of a U.S. corporation whose assets consist principally of USRPIs), is generally subject to U.S. federal income tax under the Foreign Investment in Real Property Tax Act of 1980, as amended (“FIRPTA”), on the amount received from such disposition. Such tax does not apply, however, to the disposition of stock in a REIT that is “domestically controlled.” Generally, a REIT is domestically controlled if less than 50% of its stock, by value, has been owned directly or indirectly by non-U.S. persons during a continuous five-year period ending on the date of disposition or, if shorter, during the entire period of the REIT’s existence. The Fund cannot assure you that it will qualify as a domestically controlled REIT. If the Fund were to fail to so qualify, amounts received by a non-U.S. holder on certain dispositions of shares of the Fund’s Common Stock (including a redemption) would be subject to tax under FIRPTA, unless (i) shares of Common Stock were regularly traded on an established securities market and (ii) the non-U.S. holder did not, at any time during a specified testing period, hold more than 10% of the Fund’s Common Stock. See “Certain U.S. Federal Income Tax Considerations—Taxation of Non-U.S. Holders of The Fund’s Common Stock—Sales of The Fund’s Common Stock.”

A non-U.S. holder other than a “qualified shareholder” or a “qualified foreign pension fund,” that receives a distribution from a REIT that is attributable to gains from the disposition of a USRPI as described above, including in connection with a repurchase of the Fund’s Common Stock, is generally subject to U.S. federal income tax under FIRPTA to the extent such distribution is attributable to gains from such disposition, regardless of whether the difference between the fair market value and the tax basis of the USRPI giving rise to such gains is attributable to periods prior to or during such non-U.S. holder’s ownership of the Fund’s Common Stock. In addition, a repurchase of the Fund’s Common Stock, to the extent not treated as a sale or exchange, may be subject to withholding as an ordinary dividend. See “Certain U.S. Federal Income Tax Considerations—Taxation of Non-U.S. Holders of The Fund’s Common Stock—Distributions, and—Repurchases of the Fund’s Common Stock.”

The Manager and the Subadviser seek to act in the best interests of the Fund as a whole and not in consideration of the particular tax consequences to any specific holder of our stock. Potential non-U.S. holders should inform themselves as to the U.S. tax consequences, and the tax consequences within the countries of their citizenship, residence, domicile, and place of business, with respect to the purchase, ownership and disposition of shares of the Fund’s Common Stock.

Investments outside the United States may subject us to additional taxes and could present additional complications to our ability to satisfy the REIT qualification requirements.

Non-U.S. investments may subject us to various non-U.S. tax liabilities, including withholding taxes. In addition, operating in functional currencies other than the U.S. dollar and in environments in which real estate transactions are typically structured differently than they are in the United States or are subject to different legal rules may present complications to our ability to structure non-U.S. investments in a manner that enables us to satisfy the REIT qualification requirements.

The Fund may incur tax liabilities that would reduce our cash available for distribution to you.

Even if the Fund qualifies and maintain our status as a REIT, the Fund may become subject to U.S. federal income taxes and related state and local taxes. For example, net income from the sale of properties that are “dealer” properties sold by a REIT (a “prohibited transaction” under the Code) will be subject to a 100% tax. The Fund may not make sufficient distributions to avoid excise taxes applicable to REITs. Similarly, if the Fund were to fail an income test (and did not lose our REIT status because such failure was due to reasonable cause and not willful neglect) the Fund would be subject to tax on the income that does not meet the income test requirements. The Fund also may decide to retain net capital gain the Fund earns from the sale or other disposition of the Fund’s investments and pay income tax directly on such income. In that event, stockholders would be treated as if they earned that income and paid the tax on it directly. However, stockholders that are tax-exempt, such as charities or qualified pension plans, would have no benefit from their deemed payment of such tax liability unless they file U.S. federal income tax returns and thereon seek a refund of such tax. The Fund also may be subject to state and local taxes on the Fund’s or property, including franchise, payroll, mortgage recording and transfer taxes, either directly or at the level of the other companies through which we indirectly own the Fund’s assets, such as our taxable REIT subsidiaries, which are subject to full U.S. federal, state, local and foreign corporate-level income taxes. Any taxes the Fund pays directly or indirectly will reduce our cash available for distribution to you.

You may have current tax liability on distributions you elect to reinvest in the Fund’s Common Stock.

If you participate in our distribution reinvestment plan, you will be deemed to have received, and for U.S. federal income tax purposes will be taxed on, the amount reinvested in shares of the Fund’s Common Stock to the extent the amount reinvested was not a tax-free return of capital. Therefore, unless you are a tax-exempt entity, you may be forced to use funds from other sources to pay your tax liability on the reinvested dividends.

Generally, ordinary dividends payable by REITs do not qualify for reduced U.S. federal income tax rates.

Currently, the maximum tax rate applicable to qualified dividend income payable to certain non-corporate U.S. stockholders is 20%. Dividends payable by REITs, however, generally are not eligible for the reduced rate. Although this does not adversely affect the taxation of REITs or dividends payable by REITs, the more favorable rates applicable to regular corporate qualified dividends could cause certain non-corporate investors to perceive investments in REITs to be relatively less attractive than investments in the stocks of non-REIT corporations that pay dividends, which could adversely affect the value of the shares of REITs, including the Fund’s Common Stock. However, under tax reform legislation under the Tax Cuts and Jobs Act (the “Tax Reform Bill”), commencing with taxable years beginning on or after January 1, 2018 and continuing through 2025, individual taxpayers may be entitled to claim a deduction in determining their taxable income of 20% of ordinary REIT dividends (dividends other than capital gain dividends and dividends attributable to certain qualified dividend income received by us), which temporarily reduces the effective tax rate on such dividends. See “Certain U.S. Federal Income Tax Considerations—Taxation of U.S. Holders of The Fund’s Common Stock—Distributions Generally.” You are urged to consult with your tax advisor regarding the effect of this change on your effective tax rate with respect to REIT dividends.

The Fund may be subject to adverse legislative or regulatory tax changes that could increase our tax liability, reduce our operating flexibility and reduce the price of the Fund’s Common Stock.

In recent years, numerous legislative, judicial and administrative changes have been made in the provisions of U.S. federal income tax laws applicable to investments similar to an investment in shares of the Fund’s Common Stock. Additional changes to the tax laws are likely to continue to occur, and the Fund cannot assure you that any such changes will not adversely affect the taxation of stockholders. Any such changes could have an adverse effect on an investment in shares or on the market value or the resale potential of the Fund’s assets. You are urged to consult with your tax advisor with respect to the impact of recent legislation on your investment in shares and the status of legislative, regulatory or administrative developments and proposals and their potential effect on an investment in shares. Although REITs generally receive certain tax advantages compared to entities taxed as regular corporations, it is possible that future legislation would result in a REIT having fewer tax advantages, and it could become more advantageous for a company that invests in real estate to elect to be treated for U.S. federal income tax purposes as a corporation. As a result, the Fund’s charter authorizes our board of directors to revoke or otherwise terminate our REIT election, without the approval of stockholders, if it determines that changes to U.S. federal income tax laws and regulations or other considerations mean it is no longer in our best interests to qualify as a REIT. The impact of tax reform on an investment in shares is uncertain. Prospective investors should consult their own tax advisors regarding changes in tax laws.

The failure of a mezzanine loan to qualify as a real estate asset could adversely affect our ability to qualify as a REIT.

The Fund may acquire mezzanine loans, for which the United States Internal Revenue Service (the “IRS”) has provided a safe harbor but not rules of substantive law. Pursuant to the safe harbor, if a mezzanine loan meets certain requirements, it will be treated by the IRS as a real estate asset for purposes of the REIT asset tests, and interest derived from the mezzanine loan will be treated as qualifying mortgage interest for purposes of the REIT 75% income test. The Fund may acquire mezzanine loans that do not meet all of the requirements of this safe harbor. In the event the Fund owns a mezzanine loan that does not meet the safe harbor, the IRS could challenge such loan’s treatment as a real estate asset for purposes of the REIT asset and income tests and, if such a challenge were sustained, the Fund could fail to qualify as a REIT.

If our operating partnership failed to qualify as a partnership or is not otherwise disregarded for U.S. federal income tax purposes, the Fund would cease to qualify as a REIT.

If the IRS were to successfully challenge the status of our operating partnership as a partnership or disregarded entity for U.S. federal income tax purposes, it would be taxable as a corporation. In the event that this occurs, it would reduce the amount of distributions that the Fund’s operating partnership could make to the Fund. This would also result in our failing to qualify as a REIT and becoming subject to a corporate-level tax on the Fund’s, which would substantially reduce our cash available to pay distributions and the yield on your investment.

MANAGEMENT AND ADVISORY ARRANGEMENTS

Board of Directors

The Board is responsible for the overall supervision of the business and affairs of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act, the charter and applicable Maryland law. The Board also oversees the Fund’s officers, who conduct and supervise the daily business operations of the Fund. A vacancy on the Board may be filled by the directors, unless the Investment Company Act requires the election of one or more such directors by stockholders.

Manager

The Manager of the Fund is PGIM Investments, 655 Broad Street, Newark, NJ 07102-4410. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential. PGIM Investments and its predecessors have served as a manager or administrator to investment companies since 1987. PGIM Investments currently serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Investments registered investment companies. As of June 30, 2021, PGIM Investments served as the investment manager to all of the Prudential U.S. and offshore open-end management investment companies, and as manager and administrator to closed-end investment companies. As of June 30, 2021, PGIM Investments’ total assets under management were approximately $         billion.

Pursuant to a Management Agreement with the Fund (the “Management Agreement”), PGIM Investments, subject to the supervision of the Fund’s Board and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund’s portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PGIM Investments is obligated to keep certain books and records of the Fund. PGIM Investments will review the performance of the Subadviser and make recommendations to the Board with respect to the retention of subadvisers and the renewal of contracts. PGIM Investments also administers the Fund’s corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and transfer agent. The management services of PGIM Investments to the Fund are not exclusive under the terms of the Management Agreement and PGIM Investments is free to, and does, render management services to others.

For its services, the Fund pays PGIM Investments a base management fee and an incentive fee. The base management fee (the “Management Fee”) is payable at the end of each month at the annual rate of       % of the average daily value of the Fund’s net assets. The Manager has voluntarily agreed to waive its Management Fee from effectiveness of the Fund’s registration statement until       . Effective       , the Manager’s agreement to temporarily waive its Management Fee will terminate and the Manager will receive a Management Fee at an annual rate of % of the average daily value of the Fund’s net assets. The longer an investor holds shares of the Fund’s Common Stock during this period, the longer such investor will receive the benefit of this Management Fee waiver period.

The incentive fee (the “Incentive Fee”) is calculated and payable quarterly in arrears in an amount equal to % of the Fund’s Portfolio Operating Income for the immediately preceding quarter. No incentive fee on Portfolio Operating Income will be payable in any calendar quarter in which the Fund did not achieve a 5% Total Return over the trailing 12-month period (beginning with the calendar quarter after the Fund has at least 12 months of operations).

“Portfolio Operating Income” means (1) the Fund’s stock of Net Operating Income from the Fund’s real estate equity investments; plus (2) the Fund’s net investment income (or loss) from debt, preferred equity investments and traded real estate-related securities; minus (3) the Fund’s expenses (excluding the incentive fee and distribution and servicing fees).

“Net Operating Income” means operating revenue net of operating expenses (inclusive of interest on investment level debt) for the Fund’s operating entities that invest in real estate and excludes (i) gains or losses from sales of depreciable real property, (ii) impairment write-downs on depreciable real property, (iii) real estate-related depreciation and amortization for each real estate operating venture and (iv) adjustments for recognizing straight line rent.

“Total Return” is measured on a per Class I share basis and means the sum of (i) all distributions paid with respect to such Class I share during the period and (ii) the change in net asset value of such Class I share during the period.

Portfolio Operating Income does not include any component of capital gains or capital appreciation. The Manager is not entitled to any incentive fee based on the capital gains or capital appreciation of the Fund or its investments.

The Fund intends to apply for exemptive relief from the SEC to permit the Fund to pay the Manager all or a portion of its management and incentive fees in shares of Common Stock in lieu of paying the Manager an equivalent amount of such fees in cash. As a condition of this exemptive relief, the Manager may be required to commit not to sell any shares of Common Stock received in lieu of a cash payment of its management and incentive fees for at least 12 months from the date of issuance, except in exceptional circumstances. Exemptive relief that has not been granted is subject to SEC approval, and there is no assurance the SEC will grant the requested relief.

The Management Agreement provides that PGIM Investments will not be liable for any error of judgment by PGIM Investments or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the Investment Company Act), and that it may be terminated without penalty by either PGIM Investments or the Fund by the Board or vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) upon not more than 60 days’, nor less than 30 days’, written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually by the Board in accordance with the requirements of the Investment Company Act.

The basis for the Board’s initial approval of the Fund’s management and subadvisory agreements will be provided in the Fund’s initial report to the common shareholders. The basis for subsequent continuations of the Fund’s investment advisory and subadvisory agreements will be provided in annual or semi-annual reports to the common shareholders for the periods during which such continuations occur.

Pursuant to an Expense Limitation and Reimbursement Agreement, through              , the Manager has agreed to waive its fees and/or reimburse expenses of the Fund so that certain of the Fund’s Specified Expenses will not exceed              % of net assets (annualized). The Fund has agreed to repay these amounts, when and if requested by the Manager, but only if and to the extent that Specified Expenses are less than              % of net assets (annualized) (or, if a lower expense limit is then in effect, such lower limit) within three years after the date the Manager waived or reimbursed such fees or expenses. This arrangement cannot be terminated prior to              without the consent of the Fund’s Board. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, including organizational and offering costs, with the exception of (i) the Management Fee, (ii) the Incentive Fee, (iii) the Servicing Fee, (iv) the Distribution Fee, (v) property level expenses, (vi) brokerage costs or other investment-related out-of-pocket expenses, including with respect to unconsummated investments, (vii) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (viii) taxes, and (ix) extraordinary expenses (as determined in the sole discretion of the Manager).

Subadviser

PGIM, Inc. (“PGIM” or the “Subadviser”) will serve as the Fund’s subadviser. PGIM, Inc. PGIM is an indirect, wholly-owned subsidiary of Prudential that was organized in 1984. PGIM is the global asset management business of Prudential Financial, Inc. (NYSE:PRU). PGIM offers a range of investment solutions for retail and institutional investors around the world across a broad range of asset classes, including real estate and alternatives, public fixed income, private fixed income, fundamental equity, and quantitative equity. As of June 30, 2021, PGIM managed approximately $              trillion in assets.

PGIM will provide day-to-day management of the Fund’s portfolio primarily through its specialized real estate investing and financing business unit, PGIM Real Estate. PGIM Real Estate is one of the largest real estate managers in the world, with more than $              of assets under management and administration as of June 30, 2021. PGIM Real Estate has more than 140 years of experience investing in real estate through direct mortgage loan originations and more than 50 years of history managing open end real estate equity vehicles similar to the Fund. The business is supported by more than 1,100 specialized professionals located in          cities across the globe. PGIM Real Estate’s local operating units offer a broad range of real estate investment strategies and investment management services in the U.S., Europe, Asia and Latin America.

Subadvisory Agreement

The Manager has entered into a subadvisory agreement (the “Subadvisory Agreement”) with the Subadviser. The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund.

PGIM will receive an annual subadvisory fee, payable monthly, from PGIM Investments in an amount equal to % of the average daily value of the Fund’s net assets. No advisory fee will be paid by the Fund directly to PGIM.

Under the Subadvisory Agreement, the Subadviser, subject to the supervision of the Manager, is responsible for managing the assets of the Fund in accordance with the Fund’s investment objective, investment program and policies. The Subadviser determines what properties, loans, joint ventures, securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. The Manager continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser’s performance of such services.

Allocation of Investment Opportunities

At times, there may be an investment opportunity that is suitable to more than one portfolio. PGIM Real Estate utilizes its allocation process, a rotation system to determine fund priority in deal allocation. Portfolio Managers represent their clients’ interest and only deals selected by Portfolio Managers may be allocated to an account (there are no “forced deals”). Accounts that receive an allocation will be moved to the end of the relevant queue in the rotation.

The Portfolio Manager is responsible for the selection of investment opportunities. This, coupled with the dedicated portfolio and asset management team’s involvement in the initial underwriting and due diligence process, enhances the efficient and effective execution of portfolio strategy and objectives.

The Fund’s adherence to its investment process is monitored through the PGIM Real Estate’s Investment Risk Management Group, which is led by the Investment Risk Group, comprised of the Global Chief Investment Risk Officer together with a team of regional Chief Underwriters who administer and run the global and regional Investment Committee processes as well as the regional allocation processes. This team is independent from the PGIM Real Estate’s main Transactions and Portfolio Management group and as such provides an impartial view on each transaction that is brought forward to Investment Committee. The Investment Risk Group processes are designed to address the major layers of risk on a macro, portfolio and deal level throughout the entire investment process.

The Investment Risk Group runs the regional allocation process and the global and regional Investment Committees are responsible for the allocation, underwriting review and authorization of investments for PGIM Real Estate-managed funds. This includes providing oversight at the investment level to ensure all PGIM Real Estate-managed funds eligible to invest in a region have equal knowledge of all prospective investment opportunities in that region while applying consistent risk/return evaluation to the underwriting analysis for all investment proposals. Based on the suitability of a transaction for a portfolio’s investment strategy, the Chief Investment Risk Officer can veto the allocation of a transaction to a portfolio.

Based on the suitability of a transaction for a portfolio’s investment strategy, the Chief Investment Risk Officer can veto the allocation of a transaction to a portfolio.

Certain other existing or future funds, investment vehicles and accounts managed by the Manager and its affiliates and PGIM affiliated proprietary entities invest in securities, properties and other assets in which the Fund seeks to invest. The Manager’s allocation policy is designed to fairly and equitably distribute investment opportunities over time among funds or pools of capital managed by the Manager and its affiliates. Allocation of identified investment opportunities among the Fund, the Manager and other PGIM affiliated investment vehicles presents inherent conflicts of interest where demand exceeds available supply. While the Manager believes it is likely that there will be a limited overlap of investment opportunities for the Fund and other PGIM affiliated investment vehicles and PGIM affiliated proprietary accounts, the Fund’s share of investment opportunities may be materially affected by competition from other PGIM affiliated investment vehicles and PGIM affiliated proprietary entities. Investors should note that the conflicts inherent in making such allocation decisions will not always be resolved in favor of the Fund.

Portfolio Managers

The following individuals have primary responsibility for the day-to-day implementation of the Fund’s investment strategy.

[To be provided by amendment.]

Additional information about portfolio manager compensation, other accounts managed, and portfolio manager ownership of Fund securities may be found in the SAI.

CONTROL PERSONS

A control person includes a person who beneficially owns more than 25% of the voting securities of a company. The Fund has not yet commenced operations, therefore no Shares of the Fund are currently owned. PGIM Investments may be considered a controlling person of the Fund under the Investment Company Act to the extent it has the power to exercise a controlling influence over the management or policies of the Fund.

NET ASSET VALUE

Calculation of NAV

The Fund determines its NAV on each day on which the Fund is open for business, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. Eastern Time). The Fund determines the NAV per share of Common Stock by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, the liquidation preference of any outstanding preferred shares, if any, and dividends payable) by the total number of shares of Common Stock outstanding.

The Fund's portfolio investments are valued based upon market quotations or, if market quotations are not readily available, at fair value as determined in good faith under procedures established by the Board. These procedures include pricing methodologies for determining the fair value of certain types of securities and other assets held by the Fund that do not have quoted market prices, and authorize the use of other pricing sources, such as bid prices supplied by a principal market maker and evaluated prices supplied by pricing vendors that employ analytic methodologies that take into account the prices of similar securities and other market factors.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price determined by the exchange.

The Fund may invest in foreign instruments that are denominated in currencies other than the U.S. dollar. Foreign currency exchange rates are generally determined as of the close of business on the New York Stock Exchange. Foreign securities owned by the Fund may trade on weekends or other days when the Fund's shares of Common Stock do not trade. As a result, the Fund's NAV may change on days when you will not be able to purchase or sell shares.

If the Fund determines that a market quotation for an investment is not reliable based on, among other things, events or market conditions that occur with respect to one or more securities held by the Fund or the market as a whole, after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the Fund's NAV is determined, the Fund may use “fair value pricing,” which is implemented by a valuation committee (“Valuation Committee”) consisting of representatives of the Manager or by the Board. In addition, the Fund may use fair value pricing determined by the Valuation Committee or Board if the pricing source does not provide an evaluated price for an investment or provides an evaluated price that, in the judgment of the Manager, does not represent fair value. Securities or other assets that are primarily traded outside the United States may also be subject to a fair value pricing adjustment using a service provided by a pricing vendor.

The Subadviser often provides relevant information for the Valuation Committee meeting. In addition, the Fund may use fair value pricing determined by the Valuation Committee if the pricing source does not provide an evaluated price for an investment or provides an evaluated price that, in the judgment of the Manager (which may be based upon a recommendation from the Subadviser), does not represent fair value.

Different valuation methods may result in differing values for the same investment. The fair value of a portfolio investment that the Fund uses to determine its NAV may differ from the investment's quoted or published price of the investment.

Each month, the Manager and the independent valuation manager will also determine an accrual schedule for the daily value of each real property based on an estimated month-end value. The Fund will use the daily values determined in such accrual schedule for purposes of calculating its NAV. For real estate debt and other debt investments for which reliable market quotes are not readily available, the most recent monthly or interim valuation will be used for purposes of calculating the Fund’s daily NAV. Any material changes to the valuation of real property investments and real estate and other debt investments, and related changes to the daily accrual schedule for any real property investment, will be reflected as soon as possible in the Fund's NAV calculation once deemed appropriate by the fund manager and independent valuation manager.

Fair value pricing procedures are designed to result in prices for the Fund's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable. There is no assurance, however, that fair value pricing will accurately reflect the market value of an investment.

Independent Valuation Manager

With the approval of the Board, including a majority of the Fund’s independent directors, the valuation process of the Fund’s real property investments and certain real estate debt, is managed by the independent valuation manager,                  . The independent valuation manager is a leading global valuation advisory firm. is engaged in the business of rendering opinions regarding the value of commercial real estate properties and is not affiliated with us or the Manager. The compensation the Fund pays to the independent valuation manager is based on the number of properties appraised and is not based on the estimated values of such properties. The Manager, with the approval of the Board, including a majority of the independent directors, may engage additional independent valuation managers in the future as the Fund’s portfolio grows and diversifies globally. While the independent valuation manager provides valuations of the Fund’s real property investments and certain real estate debt investments, it is not responsible for, and does not calculate, the Fund’s daily NAV.

Our independent valuation manager has provided, and is expected to continue to provide real estate valuation advisory services to other funds managed by the Manager and its affiliates and has received, and is expected to continue to receive, fees in connection with such services. Our independent valuation manager and its affiliates may from time to time in the future perform other commercial real estate and financial advisory services for other funds managed by the Manager and its affiliates, so long as such other services do not adversely affect the independence of the independent valuation manager as certified in the applicable appraisal report.

At least annually, the Board, including a majority of the Fund’s independent directors, reviews the appropriateness of the Fund’s valuation guidelines. From time to time, the Board, including a majority of the Fund’s independent directors, may adopt changes to the valuation guidelines if it determines that such changes are likely to result in a more accurate reflection of estimated fair value.

Valuation of Investments

Investments with Reliable Readily Available Market Prices

The Manager will use reliable market quotations to value the Fund’s investments when such market quotations are readily available.

The Manager will value exchange listed public securities of REITs or other issuers using the most recent closing public market price. The Manager will value real estate-related securities or other debt securities traded over the counter and not listed on an exchange at prices obtained from one or more third-party pricing services or, if no such third-party pricing service is available, broker quotes may be used, as determined by the Manager in accordance with the policies adopted by the Board.

Investments without Reliable Readily Available Market Prices

Fair value of the Fund’s investments that do not have reliable readily available market prices will be determined as described below.

Real Property Investments

The independent valuation manager will administer the real property valuation process for the Fund and will select (subject to the Manager’s approval) and manage the process associated with third-party appraisal firms with respect to the valuation of the Fund’s real property investments.

Investments in newly acquired properties will initially be valued at cost. Each property will then be valued by an independent third-party appraisal firm within the first three months of acquisition and no less than annually thereafter. Each third-party appraisal is reviewed by the independent valuation manager for reasonableness. Upon conclusion of the appraisal, the independent third-party appraisal firm prepares a written report. Each third-party appraisal and review by the independent valuation manager is performed in accordance with the Uniform Standards of Professional Appraisal Practice, or the similar industry standard for the country where the property appraisal is conducted. Any appraisal provided by an independent third-party appraisal firm will not be used in the valuation of the applicable property until the independent valuation manager has reviewed and confirmed for reasonableness such appraisal.

In the beginning of every year, the independent valuation manager will rebalance the timing of the third-party valuation schedule and cause approximately 1/12th of the Fund's real property investments to be appraised by third-party appraisers each month. Each asset will be appraised by a third party appraiser other than the independent valuation manager once per year. Each month the independent valuation manager will analyze the remaining approximately 11/12ths of the Fund's real properties for value changes that are not being appraised by a third-party appraiser that month. The Manager and the independent valuation manager will further update these monthly values on a daily basis as described in “Timing of Valuations” above.

In addition, the Manager will monitor the Fund’s properties for events that the Manager believes may have a material impact on the most recent estimated values of such property. Possible examples of such a material change include an unexpected termination or renewal of a material lease, a material change in vacancies, an unanticipated structural or environmental event at a property, capital market events, recent financial results or changes in the capital structure of the property, material changes in cap rates or discount rates, any regulatory changes that affect the investment, or a significant industry event or adjustment to the industry outlook that may cause the value of a property to change materially. Upon the occurrence of such a material event and provided that the Manager is aware that such event has occurred, the Manager will promptly notify the independent valuation manager and request that the independent valuation manager promptly provide an estimate of the change in value of the property.

In addition to the interim estimated valuation adjustment, the independent valuation manager, at its discretion, may perform an interim appraisal to confirm the estimated property value that was previously communicated to the Manager. Any estimates of value or interim appraisals should be performed as soon as reasonably practicable after a determination by the Manager that a material change has occurred and the financial effects of such change are quantifiable by the independent valuation manager. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s daily NAV. The resulting potential disparity in the Fund’s NAV may inure to the benefit of stockholders whose shares are repurchased or new purchasers of the Fund’s Common Stock, depending on whether the Fund’s published NAV per share for such class is overstated or understated.

The Manager will value the Fund’s real properties using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The Manager expects the primary methodology used to value the real properties will be the income approach, whereby value is derived by determining the present value of an asset’s stream of future cash flows (for example, discounted cash flow analysis). Income related to each property will be accrued on the basis of data extracted from (1) the annual budget for such property and (2) material, unbudgeted non-recurring income and expense events such as capital expenditures, prepayment penalties, assumption fees, tenant buyouts, lease termination fees and tenant turnover with respect to the Fund’s properties when the Manager becomes aware of such events and the relevant information is available. Consistent with industry practices, the income approach incorporates subjective judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence. Other methodologies that may also be used to value properties include sales comparisons and cost approaches.

Real estate appraisals are reported on a free and clear basis, excluding any property-level indebtedness that may be in place. Fund level and property level debt will be valued separately in accordance with GAAP.

Properties held through joint ventures generally will be valued in a manner that is consistent with the methods described above. Once the value of a property held by the joint venture is determined and the Fund determines the fair value of any other assets and liabilities of the joint venture, the value of the Fund’s interest in the joint venture would then be determined by the Manager using a hypothetical liquidation calculation to value the Fund’s interest in the joint venture.

Real Estate Debt and Other Debt Investments

The independent valuation manager will administer the valuation process for the Fund’s investments in real estate debt that do not have reliable readily available market quotations (including mortgage loans and mezzanine loans) on a daily basis. In the case of loans or other debt instruments with no reliable readily available market prices that are acquired by us, such initial value will generally be the acquisition price of such instrument. In the case of loans or other debt instruments originated by us, such initial value will generally be the par value of such instrument, on an individual loan level. The independent valuation manager will determine subsequent revaluations of loans and other debt instruments by considering, among other factors, the changes in value of the underlying real estate or other collateral, with anticipated sale proceeds (estimated cash flows) discounted to their present value using a discount rate based on current market rates. The independent valuation manager will value each debt investment at least monthly and will coordinate with the Manager to monitor events intra-month that may affect the values of the Fund’s real estate debt or other debt and incorporate the impact of those events in estimated fair values, as needed.

Real Estate-Related Securities and Other Securities

Real estate-related securities and other securities that do not have reliable readily available market quotations will be valued by one or more of the third-party pricing services in a manner consistent with real estate debt and other debt investments, as described above. Where such securities have a single broker quote, third-party pricing services will also consider such quote in determining estimated fair value.

DISTRIBUTIONS

Beginning                    , the Fund will seek to pay consistent monthly distributions at an attractive distribution yield to stockholders of record. The Fund intends to accrue and declare distributions daily and distribute them on a monthly basis. In addition, the Fund intends to distribute any net capital gains it earns from the sale of portfolio securities to stockholders no less frequently than annually. Net short-term capital gain distributions may be paid more frequently. The Fund intends to make distributions necessary to maintain its qualification as a REIT.

Cash distributions to holders of the Fund’s Common Stock will automatically be reinvested under the DRIP in additional whole and fractional shares unless you elect to receive your distributions in cash. Investors may terminate their participation in the DRIP with prior written notice to the Fund. Under the DRIP, stockholders’ distributions are reinvested in Common Stock of the same class of Common Stock owned by the stockholder for a purchase price equal to the NAV per share (for the class of Common Stock being purchased) on the date that the distribution is paid. See “Distribution Reinvestment Plan.”

If, for any monthly distribution, net investment income and net realized gains were less than the amount of the distribution, the difference may be distributed from the Fund’s assets in the form of a return of capital which is applied against and reduces the stockholder’s basis in his or her Common Stock. A “return of capital” merely represents a partial return of your original investment and does not represent a gain on the Fund’s investments. When you sell the Fund’s Common Stock in the Fund, the amount, if any, by which the Fund’s sales price exceeds your basis in the Common Stock is gain subject to tax. Because a return of capital reduces your basis in the Common Stock, it will increase the amount of your gain or decrease the amount of your loss when you sell the Common Stock, all other things being equal. To the extent that the amount of any such distribution exceeds the stockholder’s basis in his or her Common Stock, the excess will be treated by the stockholder as gain from a sale or exchange of the Common Stock. As a result, you may be required to pay tax even if selling your investment in the Common Stock at a loss. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund’s final distribution for each calendar year may include any remaining net investment income and net realized gains undistributed during the year. The Fund’s actual financial performance will likely vary significantly from month-to-month and from year-to-year, and there may be extended periods of up to several years when the distribution rate will exceed the Fund’s actual total returns. The Fund’s projected or actual distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

Various factors will affect the level of the Fund’s income, including the asset mix, the leases on the Fund’s real estate investments and the amount of leverage utilized by the Fund. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular month may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund’s net asset and, correspondingly, distributions from undistributed income will reduce the Fund’s NAV.

In order to qualify as a REIT, the Fund is required to distribute to its stockholders each year an amount equal to at least (a) the sum of (i) 90% of the Fund’s “REIT taxable income” (computed without regard to its dividends-paid deduction and excluding net capital gains) and (ii) the Fund’s net income, if any, (after tax) from foreclosure property, minus (b) the sum of specified items of non-cash income. To the extent that the Fund distributes less than 100% of its “REIT taxable income,” as adjusted, the Fund will be subject to tax at the regular corporate tax rates on the retained portion. If the Fund fails to distribute during each calendar year at least the sum of: (i) 85% of the Fund’s REIT ordinary income for such year; (ii) 95% of the Fund’s REIT capital gain net income for such year; and (iii) any undistributed taxable income from prior periods, the Fund would be subject to a 4% excise tax on the excess of such required distribution over the sum of (a) the amounts actually distributed and (b) the amounts of income retained on which it has paid corporate income tax. The Fund intends to make timely distributions sufficient to satisfy the REIT qualification requirements and, when possible, to avoid material income and excise taxes.

The Manager has received an order from the SEC granting an exemption from Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder to permit certain closed-end funds managed by the Manager to include realized long-term capital gains as a part of their respective regular distributions to the common stockholders more frequently than would otherwise be permitted by the Investment Company Act (generally once per taxable year). The Fund may rely on this exemptive order.

Cash distributions to holders of the Fund’s Common Stock will automatically be reinvested under the Fund’s Distribution Reinvestment Plan (the “DRIP”) in additional whole and fractional shares unless you elect to receive your distributions in cash. Investors may terminate their participation in the DRIP with prior written notice to the Fund. Under the DRIP, stockholders’ distributions are reinvested in Common Stock of the same class of Common Stock owned by the stockholder for a purchase price equal to the NAV per share (for the class of Common Stock being purchased) on the date that the distribution is paid. See “Distribution Reinvestment Plan.”

DISTRIBUTION REINVESTMENT PLAN

Unless a common shareholder elects to receive cash by contacting            (the “Plan Administrator”), all distributions declared on Common Stock will be automatically reinvested by the Plan Administrator pursuant to the Fund’s Automatic Distribution Reinvestment Plan (the “Plan”), in additional Common Stock. The common stockholders who elect not to participate in the Plan will receive all dividends and other distributions (together, a “Distribution”) in cash paid by check mailed directly to the shareholder of record (or, if the Common Stock is held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. Such notice will be effective with respect to a particular Dividend. Some brokers may automatically elect to receive cash on behalf of the common shareholders and may reinvest that cash in additional Common Stock.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s Common Stock is registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Stock. The Common Stock will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below through receipt of additional unissued but authorized Common Stock from the Fund (“Newly Issued Common Stock”). The number of shares of Newly Issued Common Stock to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date.

The Plan Administrator maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Stock in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the common shareholders such as banks, brokers or nominees that hold Common Stock for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Stock certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There is no charge to participants for reinvesting regular distributions and capital gains distributions; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants. The fees of the DRIP Administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by the Fund to the transfer agent. There are no brokerage charges with respect to Common Stock issued directly by us as a result of regular distributions or capital gains distributions payable either in Common Stock or in cash.

There will be no brokerage charges with respect to Common Stock issued directly by the Fund. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Matters.” Participants that request a sale of Common Stock through the Plan Administrator are subject to brokerage commissions.

Each participant may terminate the participant’s account under the Plan by so notifying the Plan Administrator via , by filling out the transaction request form located at the bottom of the participant’s Statement and sending it to the Plan Administrator or by calling the Plan Administrator. Such termination will be effective immediately if the participant’s notice is received by the Plan Administrator prior to any Dividend record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating participant a statement of holdings for the appropriate number of the Fund’s whole book-entry Common Stock and a check for the cash adjustment of any fractional share at the market value per Common Share as of the close of business on the date the termination is effective less any applicable fees. In the event a participant’s notice of termination is on or after a record date (but before payment date) for an account whose Dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such Dividends in cash or reinvest them in Common Stock on behalf of the terminating participant. In the event reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Fund upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any Dividend by the Fund.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator,                                           , or by calling (toll-free) .

DESCRIPTION OF SHARES

The following description of the terms of the stock of the Fund is only a summary. For a complete description, please refer to the Maryland General Corporation Law (the “MGCL”), and the Fund’s charter and bylaws. The Fund’s charter and bylaws are exhibits to the Registration Statement, of which this prospectus forms a part.

The Fund’s authorized stock consists of 1,000,000,000 shares of capital stock, par value $0.001 per share. Of the total shares of stock authorized,             are designated as Class D,             are designated as             Class I,              are designated as Class S, and             are designated as Class T. Currently, only Class D, Class I, Class S and Class T shares are available for purchase.

There is currently no market for the Fund’s shares, and the Fund does not expect that a market for its shares will develop in the foreseeable future, if ever. A majority of the entire Board may, without any action by the stockholders, amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue. Under Maryland law, the Fund’s stockholders generally will not be personally liable for the Fund’s debts or obligations.

Shares of Common Stock

General

All shares of Common Stock offered pursuant to this prospectus will be, upon issuance, duly authorized, fully paid and nonassessable. The Fund currently offers four different classes of shares: Class I, Class D, Class S and Class T Shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. Each share class has different fees, as set forth in “Summary of Fund Expenses.” Certain share class details are set forth in “Plan of Distribution.” Common stockholders are entitled to receive distributions when, as and if authorized by the Board and declared by the Fund out of assets legally available for the payment of distributions. Common stockholders have no preference, conversion, exchange, sinking fund or redemption rights, have no preemptive rights to subscribe for any of the Fund’s securities and have no appraisal rights unless the Board determines that appraisal rights apply, with respect to all or any classes of common stock, to one or more transactions occurring after the date of such determination in connection with which common stockholders would otherwise be entitled to exercise appraisal rights. All shares of common stock have equal earnings, assets, distribution, liquidation and other rights except as provided in the charter and any multiple class plan adopted by the Fund. Stockholders are subject to transfer restrictions and there is no guarantee that they will be able to sell their shares. See “Certain Provisions in the Charter and Bylaws—Transfer Restrictions” below.

Distributions

Distributions may be paid to common stockholders if, as and when authorized by the Board and declared by the Fund out of assets legally available therefor. The amount of dividends and other distributions may vary among the classes of Common Stock based on their NAV per share and differing fees and other expenses.

If any shares of Preferred Stock are outstanding, common stockholders generally will not be entitled to receive any distributions from the Fund unless (1) the Fund has paid all accumulated dividends on the Preferred Stock, (2) the Fund has redeemed the full number of shares of Preferred Stock required to be redeemed by any provision for mandatory redemption of such Preferred Stock, (3) immediately after such a distribution, the Fund has an asset coverage of at least 200%, (4) the assets in the Fund’s portfolio meet any asset coverage requirements set forth by the Fund’s lenders or any applicable nationally recognized statistical rating organization (“NRSRO”), in each case, after giving effect to such a distribution and (5) there is no event of default existing under the terms of any of the Fund’s borrowings, in each case, after giving effect to such distributions.

So long as senior securities representing indebtedness of the Fund are outstanding, stockholders generally will not be entitled to receive any distributions from the Fund unless (1) there is no event of default existing under the terms of such indebtedness, (2) immediately after such a distribution, the Fund has an asset coverage of at least 300% and (3) the assets in the Fund’s portfolio meet any asset coverage requirements set forth by the Fund’s lenders or any applicable NRSRO, in each case, after giving effect to such a distribution.

Liquidation Rights

The Fund’s stockholders are entitled to the then-current NAV per share of the assets legally available for distribution to the Fund’s stockholders in the event of the liquidation, dissolution or winding up of the Fund, after payment of or adequate provision for all of the Fund’s known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. These rights are subject to the preferential rights of outstanding shares of any other class or series of the Fund’s stock, including any Preferred Stock.

Voting Rights

Each outstanding share of common stock generally entitles the holder to cast one vote on all matters submitted to a vote of the Fund’s stockholders, including the election of directors. The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast (without regard to class) at a meeting of the Fund’s stockholders constitutes a quorum at the meeting, unless applicable law or regulatory requirements or the Fund’s charter requires a separate vote of one or more classes of the Fund’s stock, in which case the presence in person or by proxy of the stockholders entitled to cast a majority of all the votes entitled to be cast by stockholders of each such class of common stock on such a matter will constitute a quorum.

There is no cumulative voting in the election of directors. Consequently, at each annual meeting of the Fund’s stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the directors whose terms expire at that meeting, except that holders of a majority of the outstanding shares of Preferred Stock, if any, will have the right, voting as a separate class, to elect two directors at all times.

Mandatory Redemptions

Shares of Common Stock are redeemable at the option of the Fund without consent or other action by the stockholder or other person if the Fund determines that:

•	the Common Stock has been transferred in violation of the Fund’s charter or Bylaws, or has vested in any person other than by operation of law as a result of the death, divorce, dissolution, bankruptcy, insolvency or adjudicated incompetence of the stockholder;

•	ownership of the Common Stock by a stockholder or other person is likely to cause the Fund to be in violation of, or require registration of the Common Stock under, or subject the Fund to additional registration or regulation under, the securities, commodities, or other laws of the U.S. or any other relevant jurisdiction;

•	continued ownership of the Common Stock by a stockholder may be harmful or injurious to the business or reputation of the Fund, the Board of Directors, the Manager or any of their affiliates, or may subject the Fund or any stockholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by a stockholder or other person in connection with the acquisition of Common Stock were not true when made or has ceased to be true; or

•	with respect to a stockholder subject to special laws or compliance requirements, such as those imposed by ERISA, the Bank Holding Company Act or certain Federal Communication Commission regulations (collectively, “Special Laws or Regulations”), the stockholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold any Common Stock.

Shares of Common Stock will be redeemed at the NAV per share of the class of Common Stock being redeemed.

Preferred Stock

The Fund’s charter authorizes the Board to classify and reclassify any unissued shares of common stock into shares of other classes or series of stock, including Preferred Stock, without the approval of common stockholders. Common stockholders have no preemptive right to purchase any shares of Preferred Stock that the Fund may issue.

Prior to issuance of shares of any class or series, the Board is required by Maryland law and by the Fund’s charter to set the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each such class or series. Thus, the Board could authorize the Fund to issue shares of Preferred Stock with terms that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for common stockholders or otherwise be in their best interests. Any issuance of Preferred Stock, however, must comply with the requirements of the Investment Company Act. If the Fund elects to issue Preferred Stock (and/or notes or other debt securities), its ability to make distributions to its common stockholders may be limited by the terms of such Preferred Stock or debt securities, the asset coverage requirements and other limitations imposed by the Investment Company Act, Maryland law and the Fund’s lenders.

Under the Investment Company Act, holders of the Preferred Stock would be entitled to elect two directors of the Fund at all times and to elect a majority of the Fund’s directors if at any time dividends on the Preferred Stock are unpaid in an amount equal to two full years’ dividends. Holders of the Preferred Stock would continue to have the right to elect a majority of the Fund’s directors until all dividends in arrears on the Preferred Stock have been paid. In addition, holders of the Preferred Stock would also be entitled to vote separately as a class on certain matters, which may at times give holders of Preferred Stock disproportionate influence over the Fund’s affairs.

Uncertificated Shares; Transfer Agent

The Fund does not issue certificates for shares of its common stock. Shares of the Fund’s Common Stock are held in “uncertificated” form, which will eliminate the physical handling and safekeeping responsibilities inherent in owning transferable share certificates and eliminate the need to return a duly executed share certificate to effect a transfer. The Transfer Agent acts as the Fund’s registrar and as the Transfer Agent for shares of the Fund’s common stock. With respect to shares held by a financial intermediary on behalf of an investor, the financial intermediary will be responsible for the functions of the registrar and transfer agent. Transfers can be effected simply by mailing a transfer and assignment form, which the Fund will provide to you at no charge, to the Transfer Agent. See “Custodian and Transfer Agent.”

CERTAIN PROVISIONS IN THE CHARTER AND BYLAWS

The MGCL and the Fund’s charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire the Fund by means of a tender offer, proxy contest or otherwise. These provisions are designed to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Fund to negotiate first with the Board. The Fund believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. The summary of the terms of the Fund’s charter and bylaws below is qualified in its entirety by reference to the Fund’s charter and bylaws filed as exhibits to the registration statement of which this prospectus forms a part.

Election of Directors

As permitted by the MGCL, the Fund’s bylaws provide that the Fund is not required to hold an annual meeting of stockholders in any year in which the election of directors is not required to be acted on under the Investment Company Act. Accordingly, the Fund will not hold an annual meeting of stockholders each year and directors will be elected to serve an indefinite term between annual meetings of stockholders. The Fund’s bylaws provide that a director is elected by a plurality of all the votes cast at a meeting of stockholders at which a quorum is present. Pursuant to the Fund’s charter, the Board may amend the bylaws from time to time to alter the vote required to elect a director.

Number of Directors; Vacancies; Removal

The Fund’s charter provides that the number of directors will be set only by the Board in accordance with the Fund’s bylaws. The Fund’s bylaws provide that a majority of the entire Board may at any time increase or decrease the number of directors. However, the number of directors cannot be less than the minimum number required by the MGCL, which is one, or, unless the Fund’s bylaws are amended, more than fifteen.

Except as may be provided by the Board in setting the terms of any class or series of preferred stock or required by the Investment Company Act, any vacancy on the Board of Directors for any cause other than an increase in the number of directors may be filled by a majority of the remaining directors, even if such majority is less than a quorum, any vacancy in the number of directors created by an increase in the number of directors may be filled by a majority of the entire Board, and any director elected to fill a vacancy shall serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies.

The Fund’s charter provides that a director may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least three-quarters of the votes entitled to be cast generally in the election of directors.

Action by Stockholders

Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or, unless the charter provides for stockholder action by less than unanimous written consent (which the Fund’s charter does not), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Fund’s bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting of stockholders.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

The Fund’s bylaws provide that, with respect to an annual meeting of stockholders, the nomination of individuals for election as directors and the proposal of other business to be considered by the Fund’s stockholders may be made only (1) pursuant to the Fund’s notice of the meeting, (2) by or at the direction of the Board or (3) by a stockholder who is a stockholder of record at the record date set by the Board for the purpose of determining stockholders entitled to vote at the annual meeting, at the time the stockholder provides the notice required by the Fund’s bylaws and at the time of the annual meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated or on such other business and who has complied with the advance notice requirements of, and provided the information required by, the Fund’s bylaws. With respect to special meetings of the Fund’s stockholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of individuals for election as directors at a special meeting of stockholders at which directors are to be elected may be made only (i) by or at the direction of the Board or (ii) if the special meeting has been called in accordance with the Fund’s bylaws for the purpose of electing directors, by any stockholder who is a stockholder of record at the record date set by the Board for the purpose of determining stockholders entitled to vote at the special meeting, at the time the stockholder provides the notice required by the Fund’s bylaws and at the time of the special meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice requirements of, and provided the information required by, the Fund’s bylaws.

Calling of Special Meetings of Stockholders

The Fund’s bylaws provide that special meetings of the Fund’s stockholders may be called by the Board and certain of the Fund’s officers. The Fund’s bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders must be called by the secretary of the Fund to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting. The Fund’s secretary will inform the requesting stockholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including the Fund’s proxy materials), and the requesting stockholders must pay the estimated cost before the secretary may prepare and mail notice of the special meeting.

Approval of Extraordinary Corporate Action; Amendment of the Fund’s Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, consolidate, convert into another form of business entity, sell all or substantially all of its assets or engage in a statutory share exchange, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

The Fund’s charter generally provides, except for provisions related to removal of directors, for approval of charter amendments and other extraordinary transactions by the affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast on the matter. However, the Fund’s charter provides that the following matters require the approval of stockholders entitled to cast at least 80% of the votes entitled to be cast generally in the election of directors:

•	amendments to the provisions of the Fund’s charter relating to the power of the Board to fix the number of directors, remove directors, fill vacancies on the Board, revoke the Fund’s REIT election and amend the bylaws or the restrictions on ownership and transfer of shares of stock;

•	charter amendments or any other proposal that would convert the Fund, whether by merger or otherwise, from a closed-end company to an open-end company (under the Investment Company Act) or make the Fund’s common stock a redeemable security (within the meaning of the Investment Company Act);

•	the liquidation or dissolution of the Fund or charter amendments to effect the liquidation or dissolution of the Fund;

•	amendments to the provisions of the Fund’s charter relating to the vote required to approve the dissolution of the Fund, charter amendments and extraordinary transactions;

•	any merger, consolidation, conversion, statutory share exchange or sale or exchange of all or substantially all of the Fund’s assets that the MGCL requires be approved by the Fund’s stockholders;

•	any sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12-month period) to or with any person or entity of assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) in the ordinary course of business; or

•	any transaction between the Fund, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of directors generally, or any person controlling, controlled by or under common control with any such person, or member of such group, on the other hand.

However, if such amendment, proposal or transaction is approved by at least three-quarters of the Fund’s continuing directors (in addition to approval by the Board), the amendment, proposal or transaction may instead be approved by the affirmative vote of the holders of a majority of the votes entitled to be cast on such amendment, proposal or transaction described in this section, except that any amendment, proposal or transaction that would not otherwise require stockholder approval under the MGCL or the Investment Company Act will not require further stockholder approval unless another provision of the Fund’s charter or bylaws requires such approval. The “continuing directors” are defined in the Fund’s charter as its current directors and directors whose nomination for election by the Fund’s stockholders or whose election by the directors to fill a vacancy on the Board is approved by a majority of the continuing directors serving on the Board.

The Fund’s charter and bylaws provide that the Board will have the exclusive power to adopt, alter or repeal any provision of the Fund’s bylaws and to make new bylaws.

Transfer Restrictions

For the Fund to qualify as a REIT, no more than 50% in value of the outstanding shares of the Fund’s stock may be owned, directly or indirectly through the application of certain attribution rules under the Code, by any five or fewer individuals, as defined in the Code to include specified entities, during the last half of any taxable year other than the Fund’s first taxable year. In addition, the outstanding shares of the Fund’s stock must be owned by 100 or more persons independent of us and each other during at least 335 days of a 12-month taxable year or during a proportionate part of a shorter taxable year, excluding the Fund’s first taxable year for which the Fund elects to be taxed as a REIT. In addition, the Fund must meet requirements regarding the nature of the Fund’s gross income to qualify as a REIT. One of these requirements is that at least 75% of the Fund’s gross income for each calendar year must consist of rents from real property and income from other real property investments.

To assist the Fund in preserving the Fund’s status as a REIT, among other purposes, the Fund’s charter contains limitations on the transfer and ownership of shares of the Fund’s stock which prohibit: (i) any person or group from owning or acquiring, directly, indirectly or constructively, more than 9.8% in value or number of shares, whichever is more restrictive, of the aggregate of the Fund’s then outstanding shares of capital stock of all classes and series or more than 9.8% in value or number of shares, whichever is more restrictive, of the aggregate of the Fund’s then outstanding shares of common stock; (ii) any person or group from owning or acquiring, directly, indirectly or constructively, shares of the Fund’s stock to the extent such ownership would result in the Fund’s being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise failing to qualify as a REIT; and (iii) any transfer of or other event or transaction with respect to shares of capital stock that would result in the beneficial ownership of the Fund’s outstanding shares of capital stock by fewer than 100 persons (determined under the principles of Section 856(a)(5) of the Code). The Fund’s charter provides that any transfer of shares of the Fund’s capital stock that, if effective, would result in a violation of the above restrictions, shall be automatically void and the intended transferee shall acquire no rights in such shares of capital stock.

Any person who acquires or attempts to acquire shares of the Fund’s capital stock in violation of the foregoing restrictions, is required to give immediate written notice to the Fund of such event, or, in the case of such a proposed or attempted transaction, 15 days written notice prior to such purported transaction. In both cases, such persons must provide to the Fund such other information as the Fund may request to determine the effect, if any, of such event on the Fund’s status as a REIT.

The foregoing restrictions will continue to apply until the Board determines it is no longer in the Fund’s best interest to attempt to, or to continue to, qualify as a REIT or that compliance with the restrictions is no longer required for us to qualify as a REIT.

The ownership limits do not apply to a person or persons that the Board exempts from the ownership limit upon appropriate assurances (including certain representations and undertakings from the intended transferee) that the Fund’s qualification as a REIT is not jeopardized. In addition, The Fund’s charter exempts                               and its affiliates from the Ownership Limit.

Every owner of 5% or more (or such lower percentage as required by the Code or the regulations promulgated thereunder) in the number or value of the Fund’s outstanding stock is required, within 30 days after the end of each taxable year, to give the Fund written notice stating his, her or its name and address, the number of shares of each class and series of the Fund’s stock which the stockholder beneficially owns and a description of the manner in which the shares are held. Each such owner shall provide the Fund with such additional information as the Fund may request in order to determine the effect, if any, of the stockholder’s beneficial ownership on the Fund’s qualification as a REIT and to ensure compliance with the restrictions noted above. In addition, each stockholder shall upon demand be required to provide the Fund with such information as the Fund may request in order to determine the Fund’s qualification as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance.

Exclusive Forum

The Fund’s bylaws provide that, unless the Fund consents in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any Internal Corporate Claim (as defined in the MGCL), (b) any derivative action or proceeding brought on the Fund’s behalf, other than actions arising under federal securities laws, (c) any action asserting a claim of breach of any duty owed by any director or officer or other employee of the Fund to the Fund or to its stockholders, (d) any action asserting a claim against the Fund or any director or officer or other employee of the Fund arising pursuant to any provision of the MGCL or the Fund’s charter or bylaws or (e) any other action asserting a claim against the Fund or any director or officer or other employee of the Fund that is governed by the internal affairs doctrine shall be the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Northern Division.

REPURCHASE OF COMMON STOCK

No Right of Redemption

The Fund is a closed-end investment company, and as such its stockholders will not have the right to cause the Fund to redeem their Common Stock. Instead, the Fund expects to provide liquidity through tender offers. Stockholders have no rights to redeem or transfer their shares, other than limited rights of a stockholder’s descendants or estate to request a repurchase of shares in the event of such stockholder’s death. Such repurchase may be made, at the Fund’s discretion, in a manner consistent with the Fund’s periodic repurchases or in such other manner permitted by the Exchange Act, the Investment Company Act and the rules thereunder. Documentation for such repurchase request will be required as necessary to confirm the authority of the descendant or estate to make such request on behalf of the deceased stockholder.

Tender Offers

The Fund does not currently intend to list its Common Stock for trading on any securities exchange or any other trading market in the near future. In recognition that a secondary market for the Fund’s Common Stock likely will not exist, the Manager currently intends to recommend to the Board that the Fund conduct quarterly tender offers for up to 5.0% of the aggregate NAV of its outstanding Common Stock in the sole discretion of the Board. The Fund expects to set the price of its tender offers using the NAV per share for each applicable class as of the last day of such tender offer. The Fund’s daily NAV per share will be available on the Fund’s website. In the event a tender offer is oversubscribed and in accordance with rules promulgated by the SEC, the Fund may accept for purchase additional outstanding shares of Common Stock representing up to 2.0% of the aggregate NAV of its outstanding Common Stock without amending or extending the tender offer. The Fund will conduct its tender offers pursuant to Rule 13e-4 of the Exchange Act and will file a Schedule TO and related exhibits, containing information shareholders should consider in deciding whether or not to participate in the tender offer (including the existence and amount of any repurchase fee that may be charged) and detailed instructions on how to tender shares, on EDGAR and deliver notifications to stockholders as required by Rule 13e-4.

The Fund may but does not expect to make a tender offer for its Common Stock during the first 12 months of operations following effectiveness of the Fund’s registration statement.

A 2.0% early redemption fee payable to the Fund will be charged with respect to the repurchase of a stockholder’s Common Stock at any time prior to the day immediately preceding the one-year anniversary of a stockholder’s purchase of the shares (on a “first in first out” basis). An early repurchase fee payable by a stockholder may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any stockholder.

In any given quarter, the Manager may or may not recommend to the Board that the Fund conduct a tender offer. For example, if adverse market conditions cause the Fund’s investments to become illiquid or trade at depressed prices or if the Manager believes that conducting a tender offer for 5.0% or less of the aggregate NAV of the Fund’s Common Stock then outstanding would impose an undue burden on stockholders who do not tender compared to the benefits of giving stockholders the opportunity to sell all or a portion of their Common Stock at NAV, the Fund may choose not to conduct a tender offer or may choose to conduct a tender offer for less than 5.0% of the aggregate NAV of its outstanding Common Stock. Regardless of the recommendation of the Manager, the Board may or may determine not to cause the Fund to conduct a tender offer for any given quarter.

The Fund intends to comply with an exemption under FINRA Rule 5110 that requires the Fund to make at least two tender offers per calendar year. However, there may be quarters in which no tender offer is made, and it is possible that no tender offers will be conducted by the Fund at all. If a tender offer is not made, stockholders may not be able to sell their Common Stock as it is unlikely that a secondary market for the Common Stock will develop or, if a secondary market does develop, stockholders may be able to sell their Common Stock only at substantial discounts from NAV. If the Fund does conduct tender offers, it may be required to borrow or sell its more liquid, higher quality portfolio securities to purchase shares of Common Stock that are tendered, which may increase risks for remaining stockholders and increase fund expenses as a percent of assets. The Fund is designed primarily for long-term investors and an investment in the Fund’s Common Stock should be considered illiquid.

In a tender offer, the Fund repurchases outstanding shares of Common Stock at the NAV per share of each class of Common Stock or at a percentage of such NAV per share on the last day of the offer. The Fund anticipates selling portfolio investments to fund tender offers. However, subject to the Fund’s investment restriction with respect to Borrowings, the Fund may borrow money to finance the repurchase of Common Stock pursuant to any tender offers. However, there can be no assurance that the Fund will be able to obtain such financing for tender offers if it attempts to do so. Moreover, if the Fund’s portfolio does not provide adequate liquidity to fund tender offers, the Fund may extend the last day of any tender offer or choose to pay tendering stockholders with a promissory note, payment on which may be made in cash up to 30 days after the expiration of the tender offer period (as extended). The promissory note will be non-interest bearing, non-transferable and non-negotiable. With respect to the Common Stock tendered, the owner of a promissory note will no longer be a stockholder of the Fund and will not have the rights of a stockholder, including without limitation voting rights. The promissory note may be prepaid, without premium, penalty or notice, at any time. Although tender offers generally would be beneficial to stockholders by providing them with some ability to sell their Common Stock at NAV, the acquisition of Common stock by the Fund will decrease the total assets of the Fund. Tender offers are, therefore, likely to increase the Fund’s expense ratio, may result in untimely sales of portfolio securities and/or may limit the Fund’s ability to participate in new investment opportunities. To the extent the Fund maintains a cash position to satisfy Fund repurchases, the Fund would not be fully invested, which may reduce the Fund’s investment performance. Furthermore, to the extent the Fund borrows to finance the making of tender offers by the Fund, interest on such borrowings reduces the Fund’s net investment income. In order to fund repurchase requests, the Fund may be required to sell its more liquid, higher quality portfolio securities to purchase shares of Common Stock that are tendered, which may increase risks for remaining stockholders and increase fund expenses. Consummating a tender offer may require the Fund to liquidate portfolio securities, and realize gains or losses, at a time when the Manager would otherwise consider it disadvantageous to do so.

It is the Board’s policy, which may be changed by the Board, not to purchase Common Stock pursuant to a tender offer if (1) such purchases would impair the Fund’s status as a REIT; (2) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund’s investment objectives and policies in order to purchase shares of Common Stock tendered pursuant to the tender offer; or (3) there is, in the Board’s judgment, any (a) legal action or proceeding instituted or threatened challenging the tender offer or otherwise materially adversely affecting the Fund, (b) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or New York State, which is material to the Fund, (c) limitation imposed by Federal or state authorities on the extension of credit by lending institutions, (d) commencement or escalation of war, armed hostilities, acts of terrorism, natural disasters, public health crises or other international or national calamity directly or indirectly involving the United States that in the sole determination of the Board is material to the Fund, (e) a material decrease in the estimated NAV of the Fund from the estimated NAV of the Fund as of the commencement of the tender offer or (f) other events or conditions that would have a material adverse effect on the Fund or its stockholders if shares of Common Stock tendered pursuant to the tender offer were purchased. Thus, there can be no assurance that the Board will proceed with any tender offer. The Board may modify these conditions in light of circumstances existing at the time. The Fund may not purchase Common Stock to the extent such purchases would result in the asset coverage with respect to any borrowing being reduced below the asset coverage requirement set forth in the Investment Company Act. Accordingly, in order to purchase all shares of Common Stock tendered, the Fund may have to repay all or part of any then outstanding borrowing to maintain the required asset coverage. In addition, the amount of shares of Common Stock for which the Fund makes any particular tender offer may be limited for the reasons set forth above or in respect of other concerns related to the Fund’s portfolio or the impact of the tender offer on those stockholders who do not sell their shares of Common Stock in the tender offer. If a tender offer is oversubscribed by stockholders who tender shares of Common Stock, the Fund will generally repurchase a ratable portion of the shares of Common Stock tendered by each stockholder. However, the Board, in its discretion, subject to applicable law, may amend a tender offer to include all or part of the oversubscribed amounts. In addition, for any tender offer, third party stockholders may not be given priority over stockholders that are affiliates of                                   , whose holdings in the Fund may be significant and may have the effect of diluting third party stockholders with respect to any tender offer.

Each tender offer would be made and stockholders would be notified in accordance with the requirements of the Exchange Act and the Investment Company Act, either by publication or mailing or both. The tender offer documents will contain information prescribed by such laws and the rules and regulations promulgated thereunder. The repurchase of tendered shares of Common Stock by the Fund is a taxable event to stockholders.

See “Certain U.S. Federal Income Tax Considerations.” Selected securities dealers or other financial intermediaries may charge a processing fee to confirm a repurchase of shares pursuant to a tender offer.

The Fund will assume all fees and expenses related to a repurchase of shares. A stockholder tendering for repurchase less than all of its Common Stock must maintain a minimum account balance after the repurchase is effected, the amount of which will be established by the Fund from time to time and is currently $1,000. If a stockholder tenders a number of Common Stock that would cause the aggregate NAV of the stockholder’s holdings to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the stockholder so that the required minimum balance is maintained. The Fund may also repurchase all of such a stockholder’s Common Stock in the Fund. The Fund or the Manager may waive the minimum account balance from time to time.

The Fund’s NAV per share may change materially from the date a tender offer is mailed to the tender valuation date (or any later valuation date if the tender offer is extended), and to the effective date of repurchase, and it also may change materially shortly after a tender is completed. The method by which the Fund calculates its NAV is discussed under the caption “Net Asset Value.” Additional risks are discussed under “Risk—Liquidity Risk.”

Mandatory Redemptions

The Fund may redeem shares of Common Stock without consent or other action by the stockholder or other person if the Fund determines that:

•	the Common Stock has been transferred in violation of the Fund’s charter or Bylaws, or has vested in any person other than by operation of law as a result of the death, divorce, dissolution, bankruptcy, insolvency or adjudicated incompetence of the stockholder;

•	ownership of the Common Stock by a stockholder or other person is likely to cause the Fund to be in violation of, or require registration of the Common Stock under, or subject the Fund to additional registration or regulation under, the securities, commodities, or other laws of the U.S. or any other relevant jurisdiction;

•	continued ownership of the Common Stock by a stockholder may be harmful or injurious to the business or reputation of the Fund, the Board, , or any of their affiliates, or may subject the Fund or any stockholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by a stockholder or other person in connection with the acquisition of Common Stock were not true when made or has ceased to be true; or

•	with respect to a stockholder subject to special laws or compliance requirements, such as those imposed by ERISA, the Bank Holding Company Act or certain Federal Communication Commission regulations (collectively, “Special Laws or Regulations”), the stockholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold any Common Stock.

Shares of Common Stock will be redeemed at the NAV per share of the class of Common Stock being redeemed. Stockholders whose shares of Common Stock are redeemed by the Fund will not be entitled to a return of any amount of sales load that was charged in connection with the stockholder’s purchase of such shares.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following summary describes certain of the material U.S. federal income tax considerations relating to the ownership of the Fund’s Common Stock as of the date hereof by U.S. holders and non-U.S. holders, each as defined below. Except where noted, this summary deals only with Common Stock held as a capital asset and does not deal with special situations, such as those of dealers in securities or currencies, financial institutions, regulated investment companies, tax-exempt entities (except as described in “—Taxation of Tax-Exempt Holders of The Fund’s Common Stock” below), insurance companies, persons holding Common Stock as a part of a hedging, integrated, conversion or constructive sale transaction or a straddle, traders in securities that elect to use a mark-to-market method of accounting for their securities holdings, persons liable for alternative minimum tax, persons who are “foreign governments” within the meaning of Section 892 of the Code, investors in pass-through entities or U.S. holders of Common Stock whose “functional currency” is not the U.S. dollar. Furthermore, the discussion below is based upon the provisions of the Code and regulations, rulings and judicial decisions thereunder as of the date hereof, and such authorities may be repealed, revoked or modified, possibly with retroactive effect, so as to result in U.S. federal income tax consequences different from those discussed below. No ruling on the U.S. federal, state, or local tax considerations relevant to our operation or to the purchase, ownership or disposition of the Fund’s Common Stock has been requested from the IRS or other tax authority. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below. The summary is also based upon the assumption that the Fund and its subsidiaries and affiliated entities will operate in accordance with our and their applicable organizational documents.

The U.S. federal income tax treatment of holders of the Fund’s Common Stock depends in some instances on determinations of fact and interpretations of complex provisions of U.S. federal income tax law for which no clear precedent or authority may be available. In addition, the tax consequences to any particular stockholder of holding the Fund’s Common Stock will depend on the stockholder’s particular tax circumstances. You are urged to consult your own tax advisors concerning the U.S. federal income tax consequences in light of your particular situation as well as consequences arising under the laws of any other taxing jurisdiction.

Our Taxation as a REIT

The Fund intends to elect and qualify to be taxed as a REIT under the Code commencing with our taxable year ended December 31, 2021. Furthermore, The Fund intends to operate in such a manner as to qualify for taxation as a REIT under the applicable provisions of the Code so long as our board of directors determines that REIT qualification remains in our best interest. We have not received, and do not intend to seek, any rulings from the IRS regarding our status as a REIT or our satisfaction of the REIT requirements. The IRS may challenge our status as a REIT, and a court could sustain any such challenge. Our qualification and taxation as a REIT depend upon our ability to meet on a continuing basis, through actual annual operating results, certain qualification tests set forth in the U.S. federal tax laws. Those qualification tests involve the percentage of income that the Fund earns from specified sources, the percentage of the Fund’s assets that falls within specified categories, the diversity of the ownership of shares, and the percentage of our taxable income that the Fund distributes. No assurance can be given that our actual results of operations for any particular taxable year will satisfy such requirements. For a discussion of the tax consequences of our failure to qualify as a REIT, see “—Failure to Qualify.”

The sections of the Code and the corresponding regulations that govern the U.S. federal income tax treatment of a REIT and its stockholders are highly technical and complex. The following discussion is qualified in its entirety by the applicable Code provisions, rules and regulations promulgated thereunder, and administrative interpretations thereof.

Taxation of REITs in General

As indicated above, our qualification and taxation as a REIT depends upon our ability to meet, on a continuing basis, various qualification requirements imposed upon REITs by the Code. The material qualification requirements are summarized below under “—Requirements for Qualification as a REIT.” While The Fund intends to operate so that the Fund qualifies as a REIT, no assurance can be given that the IRS will not challenge our qualification, or that the Fund will be able to operate in accordance with the REIT requirements in the future. See “—Failure to Qualify.”

Provided that the Fund qualifies as a REIT, generally the Fund will be entitled to a deduction for dividends that the Fund pays and therefore will not be subject to U.S. federal corporate income tax on our net taxable income that is currently distributed to stockholders. This treatment substantially eliminates the “double taxation” at the corporate and stockholder levels that generally results from an investment in a C corporation (i.e., a corporation generally subject to U.S. federal corporate income tax). Double taxation means taxation once at the corporate level when income is earned and once again at the stockholder level when the income is distributed. In general, the income that we generate, to the extent declared as a dividend and subsequently paid to stockholders, is taxed only at the stockholder level.

If the Fund qualifies as a REIT, we will nonetheless be subject to U.S. federal tax in the following circumstances:

•	We will pay U.S. federal income tax on our taxable income, including net capital gain, that the Fund does not distribute to stockholders during, or within a specified time after, the calendar year in which the income is earned.

•	If we have net income from “prohibited transactions,” which are, in general, sales or other dispositions of property held primarily for sale to customers in the ordinary course of business, other than foreclosure property, such income will be subject to a 100% tax.

•	If we elect to treat property that we acquire in connection with a foreclosure of a mortgage loan or from certain leasehold terminations as “foreclosure property,” the Fund may thereby avoid (a) the 100% tax on gain from a resale of that property (if the sale would otherwise constitute a prohibited transaction) and (b) the inclusion of any income from such property not qualifying for purposes of the REIT gross income tests discussed below, but the income from the sale or operation of the property may be subject to U.S. corporate income tax at the highest applicable rate.

•	If due to reasonable cause and not willful neglect the Fund fails to satisfy either the 75% gross income test or the 95% gross income test discussed below, but nonetheless maintain our qualification as a REIT because other requirements are met, the Fund will be subject to a 100% tax on the greater of the amount by which the Fund fails the 75% gross income test or the 95% gross income test, multiplied in either case by a fraction intended to reflect our profitability.

•	If (i) the Fund fails to satisfy the asset tests (other than a de minimis failure of the 5% asset test or the 10% vote or value test, as described below under “—Asset Tests”) due to reasonable cause and not to willful neglect, (ii) we dispose of the assets or otherwise comply with such asset tests within six months after the last day of the quarter in which we identify such failure and (iii) we file a schedule with the IRS describing the assets that caused such failure, we will pay a tax equal to the greater of $50,000 or the net income from the nonqualifying assets during the period in which the Fund failsed to satisfy such asset tests multiplied by the highest corporate tax rate.

•	If the Fund fails to satisfy one or more requirements for REIT qualification, other than the gross income tests and the asset tests, and the failure was due to reasonable cause and not to willful neglect, the Fund will be required to pay a penalty of $50,000 for each such failure.

•	The Fund may be required to pay monetary penalties to the IRS in certain circumstances, including if the Fund fails to meet recordkeeping requirements intended to monitor our compliance with rules relating to the composition of a REIT’s stockholders, as described below in “—Requirements for Qualification as a REIT.”

•	If the Fund fails to distribute during each calendar year at least the sum of:

•	85% of our ordinary income for such calendar year;

•	95% of our capital gain net income for such calendar year; and

•	any undistributed taxable income from prior taxable years,

we will pay a 4% nondeductible excise tax on the excess of the required distribution over the amount we actually distributed, plus any retained amounts on which income tax has been paid at the corporate level.

•	The Fund may elect to retain and pay income tax on our net long-term capital gain. In that case, a U.S. holder would include its proportionate share of our undistributed long-term capital gain (to the extent the Fund makes a timely designation of such gain to the stockholder) in its income, and would receive a credit or a refund for its proportionate share of the tax we paid.

•	The Fund will be subject to a 100% excise tax on amounts received by us from a taxable REIT subsidiary (or on certain expenses deducted by a taxable REIT subsidiary) if certain arrangements between us and a taxable REIT subsidiary of ours, as further described below, are not comparable to similar arrangements among unrelated parties.

•	If we acquire any assets from a non-REIT C corporation in a carry-over basis transaction, The Fund could be liable for specified tax liabilities inherited from that non-REIT C corporation with respect to that corporation’s “built-in gain” in its assets. Built-in gain is the amount by which an asset’s fair market value exceeds its adjusted tax basis at the time we acquire the asset. Applicable Treasury regulations, however, allow us to avoid the recognition of gain and the imposition of corporate-level tax with respect to a built-in gain asset acquired in a carry-over basis transaction from a non-REIT C corporation unless and until we dispose of that built-in gain asset during the 5-year period following its acquisition, at which time the Fund would recognize, and would be subject to tax at the highest regular corporate rate on, the built-in gain.

•	In addition, notwithstanding our status as a REIT, the Fund may also have to pay certain state and local income taxes, because not all states and localities treat REITs in the same manner that they are treated for U.S. federal income tax purposes. Moreover, as further described below, any domestic taxable REIT subsidiary in which the Fund owns an interest will be subject to U.S. federal corporate income tax on its net income.

Requirements for Qualification as a REIT. The Code defines a REIT as a corporation, trust or association:

(1)	that is managed by one or more trustees or directors;

(2)	the beneficial ownership of which is evidenced by transferable shares, or by transferable certificates of beneficial interest;

(3)	that would be taxable as a domestic corporation, but for its election to be subject to tax as a REIT;

(4)	that is neither a financial institution nor an insurance company subject to certain provisions of the Code;

(5)	the beneficial ownership of which is held by 100 or more persons;

(6)	of which not more than 50% in value of the outstanding shares are owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities) after applying certain attribution rules;

(7)	that makes an election to be a REIT for the current taxable year or has made such an election for a previous taxable year, which has not been terminated or revoked; and

(8)	that meets other tests described below regarding the nature of its income and assets.

Conditions (1) through (4), inclusive, must be met during the entire taxable year. Condition (5) must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months other than the first taxable year for which an election to become a REIT is made. Condition (6) must be met during the last half of each taxable year, but neither conditions (5) nor (6) apply to the first taxable year for which an election to become a REIT is made. We believe that we will maintain sufficient diversity of ownership to allow us to satisfy conditions (5) and (6) above. In addition, the Fund’s charter contains restrictions regarding the ownership and transfer of our stock that are intended to assist us in continuing to satisfy the share ownership requirements described in (5) and (6) above. The provisions of the Fund’s charter restricting the ownership and transfer of our stock are described in “Certain Provisions in the Charter and Bylaws— Transfer Restrictions.” These restrictions, however, may not ensure that the Fund will be able to satisfy these share ownership requirements. If the Fund fails to satisfy these share ownership requirements, it will fail to qualify as a REIT.

If we comply with regulatory rules pursuant to which the Fund is required to send annual letters to holders of our stock requesting information regarding the actual ownership of our stock (as discussed below), and the Fund does not know, or exercising reasonable diligence would not have known, whether the Fund failed to meet requirement (6) above, the Fund will be treated as having met the requirement.

To monitor compliance with the share ownership requirements, the Fund generally is required to maintain records regarding the actual ownership of shares. To do so, the Fund must demand written statements each year from the record holders of significant percentages of our stock pursuant to which the record holders must disclose the actual owners of the shares (i.e., the persons required to include our dividends in their gross income). The Fund must maintain a list of those persons failing or refusing to comply with this demand as part of our records. The Fund could be subject to monetary penalties if the Fund fails to comply with these record-keeping requirements. If you fail or refuse to comply with the demands, you will be required by Treasury regulations to submit a statement with your tax return disclosing your actual ownership of shares and other information. In addition, the Fund must satisfy all relevant filing and other administrative requirements established by the IRS to elect and maintain REIT status, use a calendar year for U.S. federal income tax purposes, and comply with the record keeping requirements of the Code and regulations promulgated thereunder.

Ownership of Partnership Interests. In the case of a REIT that is a partner in an entity that is treated as a partnership for U.S. federal income tax purposes, Treasury regulations provide that the REIT is deemed to own its proportionate share of the partnership’s assets and to earn its proportionate share of the partnership’s gross income based on its ratable share of capital interests in the partnership for purposes of the asset and gross income tests applicable to REITs, as described below. However, solely for purposes of the 10% value test described below (see “—Asset Tests”), the determination of a REIT’s interest in a partnership’s assets will be based on the REIT’s proportionate interest in any securities issued by the partnership, excluding for these purposes, certain excluded securities as described in the Code. In addition, the assets and gross income of the partnership generally are deemed to retain the same character in the hands of the REIT. Thus, our proportionate share of the assets and items of income of partnerships in which the Fund owns an equity interest is treated as assets and items of income of our company for purposes of applying the REIT requirements described below. Consequently, to the extent that the Fund directly or indirectly holds a preferred or other equity interest in a partnership, the partnership’s assets and operations may affect our ability to qualify as a REIT, even though the Fund may have no control or only limited influence over the partnership.

Disregarded Subsidiaries. If a REIT owns a corporate subsidiary that is a “qualified REIT subsidiary,” the separate existence of that subsidiary is disregarded for U.S. federal income tax purposes. Generally, a qualified REIT subsidiary is a corporation, other than a taxable REIT subsidiary, all of the stock of which is owned directly or indirectly by the REIT. Other entities that are wholly-owned by the Fund, including single member limited liability companies that have not elected to be taxed as corporations for U.S. federal income tax purposes, are also generally disregarded as separate entities for U.S. federal income tax purposes, including for purposes of the REIT income and asset tests. All assets, liabilities and items of income, deduction and credit of qualified REIT subsidiaries and disregarded subsidiaries will be treated as assets, liabilities and items of income, deduction and credit of the REIT itself. A qualified REIT subsidiary of ours is not subject to U.S. federal corporate income taxation, although it may be subject to state and local taxation in some states.

In the event that a qualified REIT subsidiary or a disregarded subsidiary ceases to be wholly owned by the Fund (for example, if any equity interest in the subsidiary is acquired by a person other than us or another disregarded subsidiary of us), the subsidiary’s separate existence would no longer be disregarded for U.S. federal income tax purposes. Instead, it would have multiple owners and would be treated as either a partnership or a taxable corporation. Such an event could, depending on the circumstances, adversely affect our ability to satisfy the various asset and gross income tests applicable to REITs, including the requirement that REITs generally may not own, directly or indirectly, more than 10% of the value or voting power of the outstanding securities of another corporation. See “—Asset Tests” and “—Income Tests.”

Taxable REIT Subsidiaries. A “taxable REIT subsidiary” is an entity that is taxable as a corporation in which the Fund directly or indirectly own stock and that elects with us to be treated as a taxable REIT subsidiary. The separate existence of a taxable REIT subsidiary is not ignored for U.S. federal income tax purposes. Accordingly, a domestic taxable REIT subsidiary generally is subject to U.S. federal corporate income tax on its earnings, which may reduce the cash flow that the Fund and its subsidiaries generate in the aggregate, and may reduce our ability to make distributions to stockholders. In addition, if a taxable REIT subsidiary owns, directly or indirectly, securities representing 35% or more of the vote or value of a subsidiary corporation, that subsidiary will also be treated as a taxable REIT subsidiary. However, an entity will not qualify as a taxable REIT subsidiary if it directly or indirectly operates or manages a lodging or health care facility or, generally, provides to another person, under a franchise, license or otherwise, rights to any brand name under which any lodging facility or health care facility is operated. The Fund generally may not own more than 10%, as measured by voting power or value, of the securities of a corporation that is not a qualified REIT subsidiary unless we and such corporation elect to treat such corporation as a taxable REIT subsidiary. Overall, no more than 20% of the value of a REIT’s assets may consist of stock or securities of one or more taxable REIT subsidiaries.

Income earned by a taxable REIT subsidiary is not attributable to the REIT. Rather, the stock issued by a taxable REIT subsidiary to the Fund is an asset in the Fund’s hands, and the Fund treats dividends paid to it from such taxable REIT subsidiary, if any, as income. This income can affect the Fund’s and asset tests calculations, as described below. As a result, income that might not be qualifying income for purposes of the income tests applicable to REITs could be earned by a taxable REIT subsidiary without affecting our status as a REIT. For example, the Fund may use taxable REIT subsidiaries to perform services or conduct activities that give rise to certain categories of income such as management fees, or to conduct activities that, if conducted by us directly, would be treated in the Fund’s hands as prohibited transactions.

Several provisions of the Code regarding the arrangements between a REIT and its taxable REIT subsidiaries ensure that a taxable REIT subsidiary will be subject to an appropriate level of U.S. federal income taxation. For example, a taxable REIT subsidiary is limited in its ability to deduct interest payments made to affiliated REITs. In addition, the Fund would be obligated to pay a 100% penalty tax on some payments that it receive from, or on certain expenses deducted by, a taxable REIT subsidiary if the IRS were to assert successfully that the economic arrangements between it and a taxable REIT subsidiary are not comparable to similar arrangements among unrelated parties.

Deductions are disallowed for business interest expense (even if paid to third parties) in excess of the sum of a taxpayer’s business interest income and 30% of the adjusted taxable income of the business, which is its taxable income computed without regard to business interest income or expense, net operating losses or the pass-through income deduction (and for taxable years before 2022, excludes depreciation and amortization). Such limitations may also impact the amount of U.S. federal income tax paid by any of our taxable REIT subsidiaries.

Income Tests

To qualify as a REIT, the Fund must satisfy two gross income requirements, each of which is applied on an annual basis. First, at least 75% of the Fund’s gross income, excluding gross income from prohibited transactions and certain hedging and foreign currency transactions, for each taxable year generally must be derived directly or indirectly from:

•	rents from real property;

•	interest on debt secured by mortgages on real property or on interests in real property;

•	dividends or other distributions on, and gain from the sale of, stock in other REITs;

•	gain from the sale of real property or mortgage loans;

•	abatements and refunds of taxes on real property;

•	income and gain derived from foreclosure property (as described below);

•	amounts (other than amounts the determination of which depends in whole or in part on the income or profits of any person) received or accrued as consideration for entering into agreements (i) to make loans secured by mortgages on real property or on interests in real property or (ii) to purchase or lease real property (including interests in real property and interests in mortgages on real property); and

•	interest or dividend income from investments in stock or debt instruments attributable to the temporary investment of new capital during the one-year period following our receipt of new capital that we raise through equity offerings or public offerings of debt obligations with at least a five-year term.

Second, at least 95% of the Fund’s gross income, excluding gross income from prohibited transactions and certain hedging transactions, for each taxable year must be derived from sources that qualify for purposes of the 75% test, and from (i) dividends, (ii) interest and (iii) gain from the sale or disposition of stock or securities, which need not have any relation to real property.

If the Fund fails to satisfy one or both of the 75% and 95% gross income tests for any taxable year, the Fund may nevertheless qualify as a REIT for that year if it is entitled to relief under the Code. These relief provisions generally will be available if our failure to meet the tests is due to reasonable cause and not due to willful neglect, and we attach a schedule of the sources of the Fund’s to our U.S. federal income tax return. It is not possible, however, to state whether in all circumstances the Fund would be entitled to the benefit of these relief provisions. For example, if the Fund fails to satisfy the gross income tests because nonqualifying income that it intentionally recognizes exceeds the limits on nonqualifying income, the IRS could conclude that the failure to satisfy the tests was not due to reasonable cause. If these relief provisions are inapplicable to a particular set of circumstances, the Fund will fail to qualify as a REIT. Even if these relief provisions apply, a penalty tax would be imposed based on the amount of nonqualifying income. See “—Taxation of REITs in General.”

Gross income from the Fund’s sale of property that the Fund holds primarily for sale to customers in the ordinary course of business is excluded from both the numerator and the denominator in both gross income tests. In addition, certain foreign currency gains will be excluded from gross income for purposes of one or both of the gross income tests. The subadviser will monitor the amount of the Fund’s nonqualifying income, and will manage the Fund’s portfolio to comply at all times with the gross income tests. The following paragraphs discuss some of the specific applications of the gross income tests to the Fund.

Dividends. The Fund may directly or indirectly receive distributions from taxable REIT subsidiaries or other corporations that are not REITs or qualified REIT subsidiaries. These distributions generally are treated as dividend income to the extent of earnings and profits of the distributing corporation. The Fund’s dividend income from stock in any corporation (other than any REIT), including any taxable REIT subsidiary, will be qualifying income for purposes of the 95% gross income test, but not the 75% gross income test. Dividends that the Fund receives from any REITs in which the Fund owns stock and our gain on the sale of the stock in those REITs will be qualifying income for purposes of both gross income tests. However, if a REIT in which the Fund owns stock fails to qualify as a REIT in any year, the funds from such REIT would be qualifying income for purposes of the 95% gross income test, but not the 75% gross income test.

Interest. The term “interest,” as defined for purposes of both gross income tests, generally excludes any amount that is based in whole or in part on the income or profits of any person; however, it generally includes the following: (i) an amount that is received or accrued based on a fixed percentage or percentages of receipts or sales, and (ii) an amount that is based on the income or profits of a debtor, as long as the debtor derives substantially all of its income from the real property securing the debt by leasing substantially all of its interest in the property, and only to the extent that the amounts received by the debtor would be qualifying “rents from real property” if received directly by a REIT.

Interest on debt secured by mortgages on real property or on interests in real property (including, for this purpose, prepayment penalties, loan assumption fees and late payment charges that are not compensation for services) generally is qualifying income for purposes of the 75% gross income test. However, if the highest principal amount of a loan outstanding during a taxable year exceeds the fair market value of the real property securing the loan as of the date we agreed to originate or acquire the loan, a portion of the interest income from such loan will not be qualifying income for purposes of the 75% gross income test but will be qualifying income for purposes of the 95% gross income test. The portion of the interest income that will not be qualifying income for purposes of the 75% gross income test will be equal to the portion of the principal amount of the loan that is not secured by real property—that is, the amount by which the loan exceeds the value of the real estate that is security for the loan.

The Fund expects that the CMBS and RMBS in which the Fund invests generally will be treated either as interests in a grantor trust or as interests in a real estate mortgage investment conduit (“REMIC”) for U.S. federal income tax purposes and that all interest income from such CMBS and RMBS will be qualifying income for the 95% gross income test. In the case of CMBS and RMBS treated as interests in grantor trusts, the Fund would be treated as owning an undivided beneficial ownership interest in the mortgage loans held by the grantor trust. The interest on such mortgage loans would be qualifying income for purposes of the 75% gross income test to the extent that the obligation is secured by real property, as discussed above. In the case of CMBS and RMBS treated as interests in a REMIC, income derived from REMIC interests will generally be treated as qualifying income for purposes of the 75% and 95% gross income tests. If less than 95% of the assets of the REMIC are real estate assets, however, then only a proportionate part of our interest in the REMIC and income derived from the interest will qualify for purposes of the 75% gross income test. In addition, some REMIC securitizations include imbedded interest swap or cap contracts or other derivative instruments that potentially could produce nonqualifying income for the holder of the related REMIC securities.

Interest, original issue discount and market discount income that the Fund receives or accrues from mortgage-related assets generally will be qualifying income for purposes of both gross income tests.

Hedging Transactions. The Fund and its subsidiaries may enter into hedging transactions with respect to one or more of the Fund’s assets or liabilities. Hedging transactions could take a variety of forms, including interest rate swap agreements, interest rate cap agreements, options, futures contracts, forward rate agreements or similar financial instruments. Except to the extent provided by Treasury regulations, any income from a hedging transaction we enter into (i) in the normal course of our business primarily to manage risk of interest rate or price changes or currency fluctuations with respect to borrowings made or to be made, or ordinary obligations incurred or to be incurred, to acquire or carry real estate assets, which is clearly identified as a hedge along with the risk that it hedges within prescribed time periods specified in Treasury regulations, (ii) primarily to manage risk of currency fluctuations with respect to any item of income or gain that would be qualifying income under the 75% or 95% income tests which is clearly identified as a hedge along with the risk that it hedges within prescribed time periods, or (iii) in connection with the effective termination of certain hedging transactions described above will be excluded from gross income for purposes of both the 75% or 95% gross income tests. To the extent that we enter into other types of hedging transactions, the income from those transactions is likely to be treated as nonqualifying income for purposes of both of the 75% and 95% gross income tests. Moreover, to the extent that a position in a hedging transaction has positive value at any particular point in time, it may be treated as an asset that does not qualify for purposes of the asset tests described below. The Fund intends to structure any hedging transactions in a manner that does not jeopardize our qualification as a REIT. No assurance can be given, however, that our hedging activities will not give rise to income or assets that do not qualify for purposes of the REIT tests, or that our hedging will not adversely affect our ability to satisfy the REIT qualification requirements.

The Fund may conduct some or all of its hedging activities through a taxable REIT subsidiary or other corporate entity, the income of which may be subject to U.S. federal income tax, rather than by participating in the arrangements directly or through pass-through subsidiaries.

Fee Income. Any fee income that the Fund earns will generally not be qualifying income for purposes of either gross income test. Any fees earned by a taxable REIT subsidiary will not be included for purposes of the gross income tests.

Rents from Real Property. Rents the Fund receives will qualify as “rents from real property” in satisfying the gross income requirements for a REIT described above only if several conditions described below are met. These conditions relate to the identity of the tenant, the computation of the rent payable, and the nature of the property leased and any services provided in connection with the property. First, the amount of rent must not be based in whole or in part on the income or profits of any person. However, an amount received or accrued generally will not be excluded from rents from real property solely by reason of being based on a fixed percentage or percentages of receipts or sales. Second, rents the Fund receives from a “related party tenant” will not qualify as rents from real property in satisfying the gross income tests unless the tenant is a taxable REIT subsidiary, at least 90% of the property is leased to unrelated tenants, the rent paid by the taxable REIT subsidiary is substantially comparable to the rent paid by the unrelated tenants for comparable space and the rent is not attributable to an increase in rent due to a modification of a lease with a “controlled taxable REIT subsidiary” (i.e., a taxable REIT subsidiary in which the Fund owns directly or indirectly more than 50% of the voting power or value of the stock). A tenant is a related party tenant if the REIT, or an actual or constructive owner of 10% or more of the REIT, actually or constructively owns 10% or more of the tenant. Whether rents paid by a taxable REIT subsidiary are substantially comparable to rents paid by other tenants is determined at the time the lease with the taxable REIT subsidiary is entered into, extended, or modified, if such modification increases the rents due under such lease. Third, if rent attributable to personal property leased in connection with a lease of real property is greater than 15% of the total rent received under the lease, then the portion of rent attributable to the personal property will not qualify as rents from real property. Finally, for rents to qualify as “rents from real property” for purposes of the gross income tests, we are only allowed to provide services that are both usually or “customarily rendered” in connection with the rental of real property and not otherwise considered “rendered to the occupant” of the property. Examples of these permitted services include the provision of light, heat, or other utilities, trash removal and general maintenance of common areas. The Fund may, however, render services to the Fund’s tenants through an “independent contractor” who is adequately compensated and from whom the Fund does not derive revenue if certain requirements are satisfied. The Fund may also own an interest in a taxable REIT subsidiary which provides non-customary services to tenants without tainting our rental income from the related properties.

Even if a REIT furnishes or renders services that are non-customary with respect to a property, if the greater of (i) the amounts received or accrued, directly or indirectly, or deemed received by the REIT with respect to such services, or (ii) 150% of our direct cost in furnishing or rendering the services during a taxable year is not more than 1% of all amounts received or accrued, directly or indirectly, by the REIT with respect to the property during the same taxable year, then only the amounts with respect to such non-customary services are not treated as rent for purposes of the REIT gross income tests.

The Fund intends to cause any services that are not usually or “customarily rendered,” or that are for the benefit of a particular tenant in connection with the rental of real property, to be provided through a taxable REIT subsidiary or through an “independent contractor” who is adequately compensated and from which the Fund does not derive revenue, and which meets certain other requirements. However, no assurance can be given that the IRS will concur with the Fund’s determination as to whether a particular service is usual or customary, or otherwise in this regard.

Prohibited Transactions Tax. A REIT will incur a 100% tax on the net income derived from any sale or other disposition of property, other than foreclosure property, that the REIT holds primarily for sale to customers in the ordinary course of a trade or business. Whether a REIT holds an asset primarily for sale to customers in the ordinary course of a trade or business depends, however, on the facts and circumstances in effect from time to time, including those related to a particular asset. Nevertheless, the Fund intends to conduct our operations so that no asset that the Fund owns (or are treated as owning) will be treated as, or as having been, held for sale to customers, and that a sale of any such asset will not be treated as having been in the ordinary course of our business. The Fund cannot assure you that we will comply with certain safe harbor provisions or that we will avoid owning property that may be characterized as property that we hold primarily for sale to customers in the ordinary course of a trade or business. The 100% tax will not apply to gains from the sale of property that is held through a taxable REIT subsidiary or other taxable corporation, although such income will be subject to tax in the hands of such corporation at regular corporate income tax rates. The Fund intends to structure our activities to avoid prohibited transaction characterization.

Foreclosure Property. Foreclosure property is any real property, including interests in real property, and any personal property incident to such real property:

•	that is acquired by a REIT as the result of the REIT having bid on such property at foreclosure, or having otherwise reduced such property to ownership or possession by agreement or process of law, after there was a default or default was imminent on a lease of such property or on indebtedness that such property secured;

•	for which the related loan was acquired by the REIT at a time when the default was not imminent or anticipated; and

•	for which the REIT makes a proper election to treat the property as foreclosure property.

However, a REIT will not be considered to have foreclosed on a property where the REIT takes control of the property as a mortgagee-in-possession and cannot receive any profit or sustain any loss except as a creditor of the mortgagor.

Property generally ceases to be foreclosure property at the end of the third taxable year following the taxable year in which the REIT acquired the property, or longer if an extension is granted by the Secretary of the Treasury. This grace period terminates and foreclosure property ceases to be foreclosure property on the first day:

•	on which a lease is entered into for the property that, by its terms, will give rise to income that does not qualify for purposes of the 75% gross income test, or any amount is received or accrued, directly or indirectly, pursuant to a lease entered into on or after such day that will give rise to income that does not qualify for purposes of the 75% gross income test;

•	on which any construction takes place on the property, other than completion of a building or any other improvement, if more than 10% of the construction was completed before default became imminent; or

•	which is more than 90 days after the day on which the REIT acquired the property and the property is used in a trade or business that is conducted by the REIT, other than through an independent contractor from whom the REIT itself does not derive or receive any income.

The Fund will be subject to tax at the maximum corporate rate on any income from foreclosure property, including gain from the disposition of the foreclosure property, other than income that otherwise would be qualifying income for purposes of the 75% gross income test, less expenses directly connected with the production of that income. However, net income from foreclosure property, including gain from the sale of foreclosure property held for sale in the ordinary course of a trade or business, will qualify for purposes of the 75% and 95% gross income tests. Any gain from the sale of property for which a foreclosure property election has been made will not be subject to the 100% tax on gains from prohibited transactions described above, even if the property would otherwise constitute inventory or dealer property.

Phantom Income. Due to the nature of the assets in which we will invest, the Fund may be required to recognize taxable income from certain assets in advance of our receipt of cash flow from or proceeds from disposition of such assets, and may be required to report taxable income that exceeds the economic income ultimately realized on such assets.

The Fund may acquire debt instruments in the secondary market for less than their face amount. The amount of such discount generally will be treated as “market discount” for U.S. federal income tax purposes. Accrued market discount is reported as income when, and to the extent that, any payment of principal of the debt instrument is made, unless we elect to include accrued market discount in income as it accrues. Principal payments on certain debt instruments may be made monthly, and consequently accrued market discount may have to be included in income each month as if the debt instrument were assured of ultimately being collected in full. If we collect less on the debt instrument than our purchase price plus the market discount we had previously reported as income, the Fund may not be able to benefit from any offsetting loss deductions.

The terms of the debt instruments that we hold may be modified under certain circumstances. These modifications may be considered “significant modifications” for U.S. federal income tax purposes that give rise to a deemed debt-for-debt exchange upon which the Fund may recognize taxable income or gain without a corresponding receipt of cash.

Some of the debt securities that we acquire may have been issued with original issue discount. In general, the Fund will be required to accrue non-de minimis original issue discount based on the constant yield to maturity of such debt securities, and to treat it as taxable income in accordance with applicable U.S. federal income tax rules even though such yield may exceed cash payments, if any, received on such debt instrument.

In addition, in the event that any debt instruments or debt securities acquired by us are delinquent as to mandatory principal and interest payments, or in the event payments with respect to a particular debt instrument are not made when due, the Fund may nonetheless be required to continue to recognize the unpaid interest as taxable income. Similarly, the Fund may be required to accrue interest income with respect to subordinated mortgage-backed securities at the stated rate regardless of whether corresponding cash payments are received.

Finally, the Fund may be required under the terms of indebtedness that we incur to use cash received from interest payments to make principal payments on that indebtedness, with the effect of recognizing income but not having a corresponding amount of cash available for distribution to stockholders.

As a result of each of these potential timing differences between income recognition or expense deduction and cash receipts or disbursements, there is a risk that the Fund may have taxable income in excess of cash available for distribution. In that event, the Fund may need to borrow funds or take other action to satisfy the REIT distribution requirements for the taxable year in which this “phantom income” is recognized. See “—Annual Distribution Requirements Applicable to REITs.”

Asset Tests

At the close of each quarter of our taxable year, the Fund must satisfy the following tests relating to the nature of the Fund’s assets:

•	At least 75% of the value of our total assets must be represented by the following:

•	interests in real property, including leaseholds and options to acquire real property and leaseholds;

•	interests in mortgages on real property;

•	stock in other REITs and debt instruments issued by publicly offered REITs;

•	cash and cash items (including certain receivables);

•	government securities;

•	investments in stock or debt instruments attributable to the temporary investment of new capital during the one-year period following our receipt of new capital that we raise through equity offerings or public offerings of debt obligations with at least a five-year term; and

•	regular or residual interests in a REMIC. However, if less than 95% of the assets of a REMIC consists of assets that are qualifying real estate-related assets under U.S. federal income tax laws, determined as if we held such assets directly, the Fund will be treated as holding directly our proportionate share of the assets of such REMIC.

•	Not more than 25% of our total assets may be represented by securities, other than those in the 75% asset class described above.

•	Except for securities in taxable REIT subsidiaries and the securities in the 75% asset class described in the first bullet point above, the value of any one issuer’s securities owned by the Fund may not exceed 5% of the value of our total assets.

•	Except for securities in taxable REIT subsidiaries and the securities in the 75% asset class described in the first bullet point above, the Fund may not own more than 10% of any one issuer’s outstanding voting securities.

•	Except for securities of taxable REIT subsidiaries and the securities in the 75% asset class described in the first bullet point above, the Fund may not own more than 10% of the total value of the outstanding securities of any one issuer, other than securities that qualify for the “straight debt” exception or other exceptions discussed below.

•	Not more than 20% of the value of our total assets may be represented by the securities of one or more taxable REIT subsidiaries.

•	Not more than 25% of the value of our total assets may be represented by nonqualified publicly offered REIT debt instruments.

Notwithstanding the general rule, as noted above, that for purposes of the REIT income and asset tests we are treated as owning our proportionate share of the underlying assets of a subsidiary partnership, if we hold indebtedness issued by a partnership, the indebtedness will be subject to, and may cause a violation of, the asset tests unless the indebtedness is a qualifying mortgage asset or other conditions are met. Similarly, although stock of another REIT is a qualifying asset for purposes of the REIT asset tests, any non-mortgage debt that is issued by another REIT may not so qualify (although such debt will not be treated as “securities” for purposes of the 10% value test, as explained below).

Securities, for purposes of the asset tests, may include debt we hold from other issuers. However, debt we hold in an issuer that does not qualify for purposes of the 75% asset test will not be taken into account for purposes of the 10% value test if the debt securities meet the straight debt safe harbor. Subject to certain exceptions, debt will meet the “straight debt” safe harbor if the debt is a written unconditional promise to pay on demand or on a specified date a sum certain in money, the debt is not convertible, directly or indirectly, into stock, and the interest rate and the interest payment dates of the debt are not contingent on the profits of any person, the borrower’s discretion or similar factors. In the case of an issuer that is a corporation or a partnership, securities that otherwise would be considered straight debt will not be so considered if we, and any of our “controlled taxable REIT subsidiaries” as defined in the Code, hold any securities of the corporate or partnership issuer that (a) are not straight debt or other excluded securities (prior to the application of this rule), and (b) have an aggregate value greater than 1% of the issuer’s outstanding securities (including, in the case of a partnership issuer, our interest as a partner in the partnership).

In addition to straight debt, the Code provides that certain other securities will not violate the 10% asset test. Such securities include (i) any loan made to an individual or an estate, (ii) certain rental agreements pursuant to which one or more payments are to be made in subsequent years (other than agreements between a REIT and certain persons related to the REIT under attribution rules), (iii) any obligation to pay rents from real property, (iv) securities issued by governmental entities that are not dependent in whole or in part on the profits of (or payments made by) a non-governmental entity, (v) any security (including debt securities) issued by another REIT and (vi) any debt instrument issued by a partnership if the partnership’s income is of such a nature that the partnership would satisfy the 75% gross income test described above under “—Income Tests.” In applying the 10% asset test, a debt security issued by a partnership (other than straight debt or any other excluded security) is not taken into account to the extent, if any, of the REIT’s proportionate interest as a partner in that partnership.

Any stock that we hold or acquire in other REITs will be a qualifying asset for purposes of the 75% asset test. However, if a REIT in which the Fund owns stock fails to qualify as a REIT in any year, the stock in such REIT will not be a qualifying asset for purposes of the 75% asset test. Instead, the Fund would be subject to the second, third, fourth, and fifth asset tests described above with respect to our investment in such a disqualified REIT. We will also be subject to those assets tests with respect to the Fund’s investments in any non-REIT C corporations for which the Fund does not make a taxable REIT subsidiary election.

We will monitor the status of the Fund’s assets for purposes of the various asset tests and will seek to manage our portfolio to comply at all times with such tests. There can be no assurances, however, that the Fund will be successful in this effort. Independent appraisals may not have been obtained to support our conclusions as to the value of our total assets or the value of any particular security or securities. Moreover, the values of some assets may not be susceptible to a precise determination, and values are subject to change in the future. Furthermore, the proper classification of an instrument as debt or equity for U.S. federal income tax purposes may be uncertain in some circumstances, which could affect the application of the REIT asset requirements. Accordingly, there can be no assurance that the IRS will not contend that our interests in our subsidiaries or in the securities of other issuers will not cause a violation of the REIT asset tests.

However, certain relief provisions are available to allow REITs to satisfy the asset requirements or to maintain REIT qualification notwithstanding certain violations of the asset and other requirements. For example, if the Fund failsed to satisfy the asset tests at the end of a calendar quarter, such a failure would not cause us to lose our REIT qualification if (i) we satisfied the asset tests at the close of the preceding calendar quarter and (ii) the discrepancy between the value of the Fund’s assets and the asset requirements was not wholly or partly caused by an acquisition of nonqualifying assets, but instead arose from changes in the relative market values of the Fund’s assets. If the condition described in (ii) were not satisfied, we could nevertheless avoid disqualification by eliminating any discrepancy within 30 days after the close of the calendar quarter in which it arose or by making use of the relief provisions described above.

In the case of de minimis violations of the 10% and 5% asset tests, a REIT may maintain its qualification despite a violation of such requirements if (i) the value of the assets causing the violation does not exceed the lesser of 1% of the REIT’s total assets and $10,000,000 and (ii) the REIT either disposes of the assets causing the failure within six months after the last day of the quarter in which it identifies the failure, or the relevant tests are otherwise satisfied within that time frame.

Even if the Fund did not qualify for the foregoing relief provisions, one additional provision allows a REIT which fails one or more of the asset requirements for a particular tax quarter to nevertheless maintain its REIT qualification if (i) the REIT provides the IRS with a description of each asset causing the failure, (ii) the failure is due to reasonable cause and not willful neglect, (iii) the REIT pays a tax equal to the greater of (a) $50,000 per failure and (b) the product of the net income generated by the assets that caused the failure multiplied by the highest applicable corporate tax rate and (iv) the REIT either disposes of the assets causing the failure within six months after the last day of the quarter in which it identifies the failure, or otherwise satisfies the relevant asset tests within that time frame.

Annual Distribution Requirements Applicable to REITs

To qualify for taxation as a REIT, the Fund generally must distribute dividends (other than capital gain dividends) to stockholders in an amount at least equal to:

•	the sum of (i) 90% of our REIT taxable income, computed without regard to the dividends paid deduction and the Fund’s net capital gain and (ii) 90% of the Fund’s net income after tax, if any, from foreclosure property; minus

•	the excess of the sum of specified items of non-cash income (including original issue discount on our mortgage loans) over 5% of our REIT taxable income, computed without regard to the dividends paid deduction and the Fund’s net capital gain.

Distributions generally must be made during the taxable year to which they relate. Distributions may be made in the following year in two circumstances. First, if we declare a dividend in October, November or December of any year with a record date in one of these months and pay the dividend on or before January 31 of the following year, the Fund will be treated as having paid the dividend on December 31 of the year in which the dividend was declared. Second, distributions may be made in the following year if the dividends are declared before we timely file our tax return for the year and if made before the first regular dividend payment made after such declaration. These distributions are taxable to stockholders in the year in which paid, even though the distributions relate to the Fund’s prior taxable year for purposes of the 90% distribution requirement. To the extent that the Fund does not distribute all of the Fund’s net capital gain or the Fund distributes at least 90%, but less than 100% of our REIT taxable income, as adjusted, the Fund will be subject to tax on the undistributed amount at regular corporate tax rates.

To the extent that in the future the Fund may have available net operating losses carried forward from prior tax years, such losses may reduce the amount of distributions that the Fund must make in order to comply with the REIT distribution requirements. Such losses, however, will generally not affect the tax treatment to stockholders of any distributions that are actually made.

If the Fund fails to distribute during a calendar year (or, in the case of distributions with declaration and record dates falling in the last three months of the calendar year, by the end of January following such calendar year) at least the sum of (i) 85% of our ordinary income for such year, (ii) 95% of our capital gain net income for such year and (iii) any undistributed taxable income from prior years, the Fund will be subject to a 4% excise tax on the excess of such required distribution over the sum of (x) the amounts actually distributed (taking into account excess distributions from prior years) and (y) the amounts of income retained on which we have paid corporate income tax.

Although several types of non-cash income are excluded in determining the annual distribution requirement, we will incur corporate income tax and the 4% nondeductible excise tax with respect to those non-cash income items if the Fund does not distribute those items on a current basis. As a result of the foregoing, the Fund may not have sufficient cash to distribute all of its taxable income and thereby avoid corporate income tax and the excise tax imposed on certain undistributed income. In such a situation, the Fund may need to borrow funds or issue additional stock.

The Fund may elect to retain rather than distribute all or a portion of the Fund’s net capital gains and pay the tax on the gains. In that case, the Fund may elect to have stockholders include their proportionate share of the undistributed net capital gains in income as long-term capital gains and receive a credit for their share of the tax paid by the Fund. Stockholders would then increase the adjusted basis of their stock by the difference between (i) the amounts of capital gain dividends that the Fund designatesd and that they include in their taxable income, minus (ii) the tax that we paid on their behalf with respect to that income. For purposes of the 4% excise tax described above, any retained amounts for which we elect this treatment would be treated as having been distributed.

The Fund intends to make timely distributions sufficient to satisfy the distribution requirements. However, it is possible that, from time to time, the Fund may not have sufficient cash or other liquid assets to meet the distribution requirements due to timing differences between the actual receipt of income and actual payment of deductible expenses, and the inclusion of items of income and deduction of expenses by us for U.S. federal income tax purposes. In addition, the Fund may decide to retain our cash, rather than distribute it, in order to repay debt, acquire assets or for other reasons. In the event that such timing differences occur, and in other circumstances, it may be necessary in order to satisfy the distribution requirements to arrange for short-term, or possibly long-term, borrowings, or to pay the dividends in the form of other property (including, for example, shares of our own stock).

If our taxable income for a particular year is subsequently determined to have been understated, under some circumstances the Fund may be able to rectify a failure to meet the distribution requirement for a year by paying deficiency dividends to stockholders in a later year, which may be included in our deduction for dividends paid for the earlier year. Thus, the Fund may be able to avoid being taxed on amounts distributed as deficiency dividends. However, the Fund will be required to pay interest based upon the amount of any deduction taken for deficiency dividends.

Like-Kind Exchanges

The Fund may dispose of properties in transactions intended to qualify as like-kind exchanges under the Code. Such like-kind exchanges are intended to result in the deferral of gain for U.S. federal income tax purposes. The failure of any such transaction to qualify as a like-kind exchange could require us to pay U.S. federal income tax, possibly including the 100% prohibited transaction tax, depending on the facts and circumstances surrounding the particular transaction.

Penalty Tax

Any redetermined rents, redetermined deductions, excess interest or redetermined taxable REIT subsidiary service income we generate will be subject to a 100% penalty tax. In general, redetermined rents are rents from real property that are overstated as a result of any services furnished to any of the Fund’s tenants by a taxable REIT subsidiary, and redetermined deductions and excess interest represent any amounts that are deducted by a taxable REIT subsidiary for amounts paid to the Fund that are in excess of the amounts that would have been deducted based on arm’s length negotiations. Rents that the Fund receives will not constitute redetermined rents if they qualify for certain safe harbor provisions contained in the Code. Redetermined taxable REIT subsidiary service income is income earned by a taxable REIT subsidiary that is attributable to services provided to the Fund, or on the Fund’s behalf to any of the Fund’s tenants, that is less than the amounts that would have been charged based upon arms’ length negotiations.

Record Keeping Requirements

The Fund is required to comply with applicable record keeping requirements. Failure to comply could result in monetary fines. For example, the Fund must request on an annual basis information from stockholders designed to disclose the actual ownership of our outstanding Common Stock.

Failure to Qualify

If the Fund fails to satisfy one or more requirements of REIT qualification, other than the income tests or asset requirements, then the Fund may still retain REIT qualification if the failure is due to reasonable cause and not willful neglect, and the Fund pays a penalty of $50,000 for each failure.

If the Fund fails to qualify for taxation as a REIT in any taxable year and the relief provisions do not apply, the Fund will be subject to tax on the Fund’s taxable income as a corporation. This would significantly reduce both our cash available for distribution to stockholders and our earnings. If the Fund fails to qualify as a REIT, it will not be required to make any distributions to stockholders and any distributions that are made will not be deductible by the Fund. Moreover, all distributions to stockholders would be taxable as dividends to the extent of our current and accumulated earnings and profits, whether or not attributable to capital gains of ours. Furthermore, subject to certain limitations in the Code, corporate distributees may be eligible for the dividends received deduction with respect to those distributions, and individual, trust and estate distributees may be eligible for reduced U.S. federal income tax rates on such dividends. Unless the Fund is entitled to relief under specific statutory provisions, the Fund also will be disqualified from taxation as a REIT for the four taxable years following the year during which qualification was lost.

Tax Aspects of Our Operating Partnership and any Subsidiary Partnerships

General. All or substantially all of the Fund’s property investments will be held through our operating partnership. In addition, our operating partnership may hold certain investments indirectly through subsidiary partnerships and limited liability companies which are treated as partnerships or disregarded entities for U.S. federal income tax purposes. In general, entities that are treated as partnerships or disregarded entities for U.S. federal income tax purposes are “pass-through” entities which are not required to pay U.S. federal income tax. Rather, partners or members of such entities are allocated their shares of the items of income, gain, loss, deduction and credit of the partnership or limited liability company, and are potentially required to pay tax on this income, without regard to whether they receive a distribution from the partnership or limited liability company. A partner in such entities that is a REIT will include in its income its share of these partnership and limited liability company items for purposes of the various gross income tests, the computation of its REIT taxable income, and the REIT distribution requirements. Pursuant to these rules, for purposes of the asset tests, we will include our ratable share of assets held by our operating partnership, including our share of its subsidiary partnerships and limited liability companies, based on its capital interest in each such entity.

Entity Classification. Our interests in our operating partnership and the subsidiary partnerships and limited liability companies involve special tax considerations, including the possibility that the IRS might challenge the status of these entities as partnerships (or disregarded entities), as opposed to associations taxable as corporations for U.S. federal income tax purposes. For example, an entity that would otherwise be classified as a partnership for U.S. federal income tax purposes may nonetheless be taxable as a corporation if it is a “publicly traded partnership” and certain other requirements are met. A partnership or limited liability company would be treated as a publicly traded partnership if its interests are traded on an established securities market or are readily tradable on a secondary market or a substantial equivalent thereof, within the meaning of applicable Treasury regulations. If our operating partnership or a subsidiary partnership or limited liability company were treated as an association rather than as a partnership, it would be taxable as a corporation and would be required to pay an entity-level tax on its income. In this situation, the character of the Fund’s assets and items of gross income would change and could prevent us from qualifying as a REIT. See “—Failure to Qualify” for a discussion of the effects of our failure to meet the REIT asset and income tests. In addition, a change in the tax status of our operating partnership, a subsidiary partnership or limited liability company might be treated as a taxable event. If so, we might incur a tax liability without any related cash distributions. The Fund does not anticipate that our operating partnership or any subsidiary partnership or limited liability company will be treated as a publicly traded partnership which is taxable as a corporation.

Legislation was enacted that significantly changes the rules for U.S. federal income tax audits of partnerships, such as our operating partnership or any subsidiary partnerships or limited liability companies treated as partnerships for U.S. federal income tax purposes. Such audits will continue to be conducted at the entity level unless such entity qualifies for and affirmatively elects an alternative procedure, any adjustments to the amount of tax due (including interest and penalties) will be payable by the entity itself. Under an alternative procedure, if elected, a partnership would issue information returns to persons who were partners in the audited year, who would then be required to take such adjustments into account in calculating their own tax liability, and the partnership would not be liable for the adjustments. If any of the operating partnership or our subsidiary partnerships or limited liability companies is able to and in fact elects the alternative procedure for a given adjustment, the amount of taxes for which such persons will be liable will be increased by any applicable penalties and a special interest charge. There can be no assurance that any such entities will make such an election for any given adjustment. Many issues and the overall effect of this new legislation on us are uncertain.

Allocations of Income, Gain, Loss and Deduction. A partnership agreement (or, in the case of a limited liability company treated as a partnership for U.S. federal income tax purposes, the limited liability company agreement) will generally determine the allocation of partnership income and loss among partners. Generally, Section 704(b) of the Code and the Treasury regulations thereunder require that partnership allocations respect the economic arrangement of the partners. If an allocation of partnership income or loss does not comply with the requirements of Section 704(b) of the Code and the Treasury regulations thereunder, the item subject to the allocation will be reallocated in accordance with the partners’ interests in the partnership. This reallocation will be determined by taking into account all of the facts and circumstances relating to the economic arrangement of the partners with respect to such item. Our operating partnership’s allocations of taxable income and loss are intended to comply with the requirements of Section 704(b) of the Code and the Treasury regulations thereunder.

Tax Allocations with Respect to the Properties. Under Section 704(c) of the Code, income, gain, loss and deduction attributable to appreciated or depreciated property that is contributed to a partnership (including a limited liability company treated as a partnership for U.S. federal income tax purposes) in exchange for an interest in the partnership must be allocated in a manner so that the contributing partner is charged with the unrealized gain, or benefits from the unrealized loss, associated with the property at the time of the contribution, as adjusted from time to time. The amount of the unrealized gain or unrealized loss generally is equal to the difference between the fair market value or book value and the adjusted tax basis of the contributed property at the time of contribution (this difference is referred to as a book-tax difference), as adjusted from time to time. These allocations are solely for U.S. federal income tax purposes and do not affect the book capital accounts or other economic or legal arrangements among the partners.

Appreciated property may be contributed to our operating partnership in exchange for operating partnership units in connection with future acquisitions. The partnership agreement requires that allocations be made in a manner consistent with Section 704(c) of the Code. Treasury regulations issued under Section 704(c) of the Code provide partnerships with a choice of several methods of accounting for book-tax differences. Any book-tax differences will be accounted for using any method approved under Section 704(c) of the Code and the applicable Treasury regulations as chosen by the general partner under the partnership agreement. Any property acquired by our operating partnership in a taxable transaction will initially have a tax basis equal to its fair market value, and Section 704(c) of the Code will not apply.

Taxation of U.S. Holders of The Fund’s Common Stock

U.S. Holder. As used in the remainder of this discussion, the term “U.S. holder” means a beneficial owner of the Fund’s Common Stock that is for U.S. federal income tax purposes:

•	a citizen or resident of the United States;

•	a corporation (or an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any State thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust if it (i) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

If a partnership (or an entity treated as a partnership for U.S. federal income tax purposes) holds the Fund’s Common Stock, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. If you are a partner of a partnership holding Common Stock, you should consult your advisors. A “non-U.S. holder” is a beneficial owner of the Fund’s Common Stock that is neither a U.S. holder nor a partnership (or an entity treated as a partnership for U.S. federal income tax purposes).

Distributions Generally. As long as the Fund qualifies as a REIT, distributions made by the Fund to its taxable U.S. holders out of our current or accumulated earnings and profits that are not designated as capital gain dividends or “qualified dividend income” will be taken into account by them as ordinary income taxable at ordinary income tax rates and will not qualify for the reduced capital gains rates that currently generally apply to distributions by non-REIT C corporations to certain non-corporate U.S. holders. In determining the extent to which a distribution constitutes a dividend for tax purposes, our earnings and profits will be allocated first to distributions with respect to our preferred stock, if any, and then to the Fund’s Common Stock. Corporate stockholders will not be eligible for the dividends received deduction with respect to these distributions. Under the Tax Reform Bill, U.S. holders that are individuals, trusts and estates generally may deduct 20% of “qualified REIT dividends” (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates). The overall deduction is limited to 20% of the sum of the taxpayer’s taxable income (less net capital gain) and certain cooperative dividends, subject to further limitations based on taxable income. The deduction, if allowed in full, equates to a maximum effective U.S. federal income tax rate on ordinary REIT dividends of 29.6%. As with the other individual income tax changes, the deduction provisions are effective beginning in 2018. Without further legislation, the deduction would sunset after 2025.

Distributions in excess of both current and accumulated earnings and profits will not be taxable to a U.S. holder to the extent that the distributions do not exceed the adjusted basis of the holder’s stock. Rather, such distributions will reduce the adjusted basis of the stock. To the extent that distributions exceed the adjusted basis of a U.S. holder’s stock, the U.S. holder generally must include such distributions in income as long-term capital gain if the shares have been held for more than one year, or short-term capital gain if the shares have been held for one year or less.

Distributions will generally be taxable, if at all, in the year of the distribution. However, if we declare a dividend in October, November or December of any year with a record date in one of these months and pay the dividend on or before January 31 of the following year, the Fund will be treated as having paid the dividend, and the stockholder will be treated as having received the dividend, on December 31 of the year in which the dividend was declared.

The Fund will be treated as having sufficient earnings and profits to treat as a dividend any distribution the Fund pays up to the amount required to be distributed in order to avoid imposition of the 4% excise tax discussed above. Moreover, any “deficiency dividend” will be treated as an ordinary or capital gain dividend, as the case may be, regardless of our earnings and profits. As a result, U.S. holders may be required to treat certain distributions that would otherwise result in a tax-free return of capital as taxable dividends.

Capital Gain Dividends. The Fund may elect to designate distributions of the Fund’s net capital gain as “capital gain dividends” to the extent that such distributions do not exceed our actual net capital gain for the taxable year. Capital gain dividends are taxed to U.S. holders of our stock as gain from the sale or exchange of a capital asset held for more than one year. This tax treatment applies regardless of the period during which the stockholders have held their stock. If the Fund designates any portion of a dividend as a capital gain dividend, the amount that will be taxable to the stockholder as capital gain will be indicated to U.S. holders on IRS Form 1099-DIV. Corporate stockholders, however, may be required to treat up to 20% of capital gain dividends as ordinary income. Capital gain dividends are not eligible for the dividends received deduction for corporations.

Instead of paying capital gain dividends, the Fund may elect to require stockholders to include our undistributed net capital gains in their income. If the Fund makes such an election, U.S. holders (i) will include in their income as long-term capital gains their proportionate share of such undistributed capital gains and (ii) will be deemed to have paid their proportionate share of the tax paid by the Fund on such undistributed capital gains and thereby receive a credit or refund to the extent that the tax paid by the Fund exceeds the U.S. holder’s tax liability on the undistributed capital gain. A U.S. holder of our stock will increase the basis in its stock by the difference between the amount of capital gain included in its income and the amount of tax it is deemed to have paid. A U.S. holder that is a corporation will appropriately adjust its earnings and profits for the retained capital gain in accordance with Treasury regulations to be prescribed by the IRS. Our earnings and profits will be adjusted appropriately.

The Fund must classify portions of our designated capital gain dividend into the following categories:

•	a 20% gain distribution, which would be taxable to non-corporate U.S. holders of our stock at a federal rate of up to 20%; or

•	an unrecaptured Section 1250 gain distribution, which would be taxable to non-corporate U.S. holders of our stock at a maximum rate of 25%.

The Fund must determine the maximum amounts that the Fund may designate as 20% and 25% capital gain dividends by performing the computation required by the Code as if the REIT were an individual whose ordinary income were subject to a marginal tax rate of at least 28%. The IRS currently requires that distributions made to different classes of stock be comprised proportionately of dividends of a particular type.

Passive Activity Loss and Investment Interest Limitation. Distributions that the Fund makes and gains arising from the disposition of the Fund’s Common Stock by a U.S. holder will not be treated as passive activity income, and therefore U.S. holders will not be able to apply any “passive activity losses” against such income. Dividends paid by the Fund, to the extent they do not constitute a return of capital, will generally be treated as investment income for purposes of the investment income limitation on the deduction of the investment interest.

Qualified Dividend Income. Distributions that are treated as dividends may be taxed at capital gains rates, rather than ordinary income rates, if they are distributed to an individual, trust or estate, are properly designated by us as qualified dividend income and certain other requirements are satisfied. Dividends are eligible to be designated by us as qualified dividend income up to an amount equal to the sum of the qualified dividend income received by us during the year of the distribution from other C corporations such as taxable REIT subsidiaries, our “undistributed” REIT taxable income from the immediately preceding year, and any income attributable to the sale of a built-in gain asset from the immediately preceding year (reduced by any U.S. federal income taxes that we paid with respect to such REIT taxable income and built-in gain).

Dividends that the Fund receives will be treated as qualified dividend income to the Fund if certain criteria are met. The dividends must be received from a domestic corporation (other than a REIT or a regulated investment company) or a qualifying foreign corporation. A foreign corporation generally will be a qualifying foreign corporation if it is incorporated in a possession of the United States, the corporation is eligible for benefits of an income tax treaty with the United States which the Secretary of Treasury determines is satisfactory, or the stock on which the dividend is paid is readily tradable on an established securities market in the United States. However, if a foreign corporation is a passive foreign investment company, then it will not be treated as a qualifying foreign corporation, and the dividends the Fund receives from such an entity would not constitute qualified dividend income.

Furthermore, certain exceptions and special rules apply to determine whether dividends may be treated as qualified dividend income to the Fund. These rules include certain holding requirements that the Fund would have to satisfy with respect to the stock on which the dividend is paid, and special rules with regard to dividends received from regulated investment companies and other REITs.

In addition, even if the Fund designates certain dividends as qualified dividend income to stockholders, the stockholder will have to meet certain other requirements for the dividend to qualify for taxation at capital gains rates. For example, the stockholder will only be eligible to treat the dividend as qualifying dividend income if the stockholder is taxed at individual rates and meets certain holding requirements. In general, in order to treat a particular dividend as qualified dividend income, a stockholder will be required to hold our stock for more than 60 days during the 121-day period beginning on the date which is 60 days before the date on which the stock becomes ex-dividend.

Other Tax Considerations. To the extent that we have available net operating losses and capital losses carried forward from prior tax years, such losses may reduce the amount of distributions that the Fund must make in order to comply with the REIT distribution requirements. Such losses, however, are not passed through to stockholders and do not offset income of stockholders from other sources, nor would such losses affect the character of any distributions that the Fund makes, which are generally subject to tax in the hands of stockholders to the extent that we have current or accumulated earnings and profits.

Sales of The Fund’s Common Stock. Upon any taxable sale or other disposition of the Fund’s Common Stock (except pursuant to a repurchase by us, as described below), a U.S. holder of the Fund’s Common Stock will recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference between:

•	the amount of cash and the fair market value of any property received on such disposition; and

•	the U.S. holder’s adjusted basis in such Common Stock for tax purposes.

Gain or loss will be capital gain or loss if the Common Stock has been held by the U.S. holder as a capital asset. The applicable tax rate will depend on the holder’s holding period in the asset (generally, if an asset has been held for more than one year, it will produce long-term capital gain) and the holder’s tax bracket.

In general, any loss upon a sale or exchange of the Fund’s Common Stock by a U.S. holder who has held such stock for six months or less (after applying certain holding period rules) will be treated as a long-term capital loss, but only to the extent of distributions from us received by such U.S. holder that are required to be treated by such U.S. holder as long-term capital gains.

Repurchases of The Fund’s Common Stock. A repurchase of the Fund’s Common Stock will be treated as a distribution in exchange for the repurchased shares and taxed in the same manner as any other taxable sale or other disposition of the Fund’s Common Stock discussed above, provided that the repurchase satisfies one of the tests enabling the repurchase to be treated as a sale or exchange. A repurchase will generally be treated as a sale or exchange if it (i) results in a complete termination of the holder’s interest in the Fund’s Common Stock, (ii) results in a substantially disproportionate redemption with respect to the holder, or (iii) is not essentially equivalent to a dividend with respect to the holder. In determining whether any of these tests has been met, Common Stock actually owned, as well as Common Stock considered to be owned by the holder by reason of certain constructive ownership rules set forth in Section 318 of the Code, generally must be taken into account. The sale of Common Stock pursuant to a repurchase generally will result in a “substantially disproportionate” redemption with respect to a holder if the percentage of our then outstanding voting stock owned by the holder immediately after the sale is less than 80% of the percentage of our voting stock owned by the holder determined immediately before the sale. The sale of Common Stock pursuant to a repurchase generally will be treated as not “essentially equivalent to a dividend” with respect to a holder if the reduction in the holder’s proportionate interest in our stock as a result of our repurchase constitutes a “meaningful reduction” of such holder’s interest.

A repurchase that does not qualify as an exchange under such tests will constitute a dividend equivalent repurchase that is treated as a taxable distribution and taxed in the same manner as regular distributions, as described above under “—Distributions Generally.” In addition, although guidance is sparse, the IRS could take the position that a holder who does not participate in any repurchase treated as a dividend should be treated as receiving a constructive distribution of the Fund’s Common Stock taxable as a dividend in the amount of their increased percentage ownership of the Fund’s Common Stock as a result of the repurchase, even though the holder did not actually receive cash or other property as a result of the repurchase.

Medicare Tax. Certain U.S. holders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which includes net gain from a sale or exchange of Common Stock and income from dividends paid on Common Stock. U.S. holders are urged to consult their own tax advisors regarding the Medicare tax.

Taxation of Non-U.S. Holders of The Fund’s Common Stock

The rules governing the U.S. federal income taxation of non-U.S. holders are complex. This section is only a summary of such rules. The Fund urges non-U.S. holders to consult their own tax advisors to determine the impact of federal, state and local income tax laws on ownership of the Common Stock, including any reporting requirements.

Distributions. Distributions by the Fund to a non-U.S. holder on the Fund’s Common Stock that are neither attributable to gain from sales or exchanges by us of “U.S. real property interests” nor designated by us as capital gains dividends will be treated as dividends of ordinary income to the extent that they are made out of our current or accumulated earnings and profits. These distributions generally will be subject to U.S. federal income tax on a gross basis at a rate of 30%, or a lower rate as may be specified under an applicable income tax treaty, unless the dividends are treated as effectively connected with the conduct by the non-U.S. holder of a trade or business within the United States. Under some treaties, however, lower rates generally applicable to dividends do not apply to dividends from REITs. Further, reduced treaty rates are not available to the extent the income allocated to the non-U.S. holder is excess inclusion income. Dividends that are effectively connected with the non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment) will be subject to tax on a net basis, that is, after allowance for deductions, at graduated rates, in the same manner as U.S. holders are taxed with respect to these dividends, and are generally not subject to withholding. Applicable certification and disclosure requirements must be satisfied to be exempt from withholding under the effectively connected income exception. Any dividends received by a corporate non-U.S. holder that is engaged in a trade or business within the United States may also be subject to an additional branch profits tax at a 30% rate, or lower applicable treaty rate.

A non-U.S. holder of the Fund’s Common Stock who wishes to claim the benefit of an applicable treaty rate and avoid backup withholding, as discussed below, for our ordinary dividends will be required (i) to complete the applicable IRS Form W-8 and certify under penalty of perjury that such holder is not a U.S. person as defined under the Code and is eligible for treaty benefits or (ii) if the Fund’s Common Stock is held through certain foreign intermediaries, to satisfy the relevant certification requirements of applicable Treasury regulations. Special certification and other requirements apply to certain non-U.S. holders that are pass-through entities rather than corporations or individuals.

A non-U.S. holder of the Fund’s Common Stock eligible for a reduced rate of U.S. withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS.

Distributions that are neither attributable to gain from sales or exchanges of “U.S. real property interests” nor designated as capital gains dividends and that are in excess of our current or accumulated earnings and profits that do not exceed the adjusted basis of the non-U.S. holder in its Common Stock will reduce the non-U.S. holder’s adjusted basis in its Common Stock and will not be subject to U.S. federal income tax. Distributions that are neither attributable to gain from sales or exchanges of “U.S. real property interests” nor designated as capital gains dividends and that are in excess of current and accumulated earnings and profits that do exceed the adjusted basis of the non-U.S. holder in its Common Stock will be treated as gain from the sale of its stock, the tax treatment of which is described below under “—Sales of The Fund’s Common Stock.” Because the Fund generally cannot determine at the time the Fund makes a distribution whether or not the distribution will exceed our current and accumulated earnings and profits, we normally will withhold tax on the entire amount of any distribution at the same rate as the Fund would withhold on a dividend.

The Fund would be required to withhold at least 15% of any distribution to a non-U.S. holder in excess of our current and accumulated earnings and profits if the Fund’s Common Stock constitutes a U.S. real property interest with respect to such non-U.S. holder, as described below under “—Sales of The Fund’s Common Stock.” This withholding would apply even if a lower treaty rate otherwise applies or the non-U.S. holder is not liable for tax on the receipt of that distribution. However, a non-U.S. holder may seek a refund of these amounts from the IRS if the non-U.S. holder’s U.S. tax liability with respect to the distribution is less than the amount withheld.

Distributions to a non-U.S. holder that are designated by us at the time of the distribution as capital gain dividends, other than those arising from the disposition of a U.S. real property interest, generally should not be subject to U.S. federal income taxation unless:

•	The investment in the Common Stock is effectively connected with the non-U.S. holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment of the non-U.S. holder), in which case the non-U.S. holder will generally be subject to the same treatment as U.S. holders with respect to any gain, except that a holder that is a foreign corporation also may be subject to the 30% branch profits tax, as discussed above; or

•	The non-U.S. holder is an individual who is present in the United States for 183 days or more during the taxable year of the distribution and has a “tax home” in the United States, in which case the individual will be subject to a 30% tax on the individual’s capital gains.

Under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), distributions to a non-U.S. holder that are attributable to gain from sales or exchanges by us of U.S. real property interests, whether or not designated as capital gain dividends, will cause the non-U.S. holder to be treated as recognizing gain that is income effectively connected with the conduct of a trade or business in the United States. Non-U.S. holders will be taxed on this gain at the same rates applicable to U.S. holders, subject to a special alternative minimum tax in the case of nonresident alien individuals. Also, this gain may be subject to a 30% (or lower applicable treaty rate) branch profits tax in the hands of a non-U.S. holder that is a corporation. A distribution is not attributable to a U.S. real property interest if we held an interest in the underlying asset solely as a creditor.

The Fund will be required to withhold and remit to the IRS the highest rate of U.S. federal income tax applicable to each non-U.S. holder, based on the status of such holder, of any distributions to non-U.S. holders that are designated as capital gain dividends, or, if greater, the highest rate of U.S. federal income tax applicable to each non-U.S. holder, based on the status of such holder, of a distribution that could have been designated as a capital gain dividend, whether or not attributable to sales of U.S. real property interests. Distributions can be designated as capital gain dividends to the extent of the Fund’s net capital gain for the taxable year of the distribution. The amount withheld, which for individual non-U.S. holders may exceed the actual tax liability, is creditable against the non-U.S. holder’s U.S. federal income tax liability.

However, the above withholding tax will not apply to any capital gain dividend with respect to (i) any class of our stock which is “regularly traded” on an established securities market located in the United States if the non-U.S. holder did not own more than 10% of such class of stock at any time during the one-year period ending on the date of such dividend or (ii) a “qualified shareholder” or a “qualified foreign pension fund”. Instead, any capital gain dividend will be treated as a distribution subject to the rules discussed above under “—Distributions.” Also, the branch profits tax would not apply to such a distribution. However, it is not anticipated that the Fund’s Common Stock will be “regularly traded” on an established securities market.

Although the law is not clear on the matter, it appears that amounts the Fund designates as undistributed capital gains in respect of the stock held by U.S. holders generally should be treated with respect to non-U.S. holders in the same manner as actual distributions by the Fund of capital gain dividends. Under that approach, the non-U.S. holders would be able to offset as a credit against their U.S. federal income tax liability resulting therefrom their proportionate share of the tax paid by the Fund on the undistributed capital gains, and to receive from the IRS a refund to the extent that their proportionate share of this tax paid by the Fund were to exceed their actual U.S. federal income tax liability. If we were to designate a portion of the Fund’s net capital gain as undistributed capital gain, a non-U.S. holder is urged to consult its tax advisor regarding the taxation of such undistributed capital gain.

Sales of The Fund’s Common Stock. Subject to the discussion below under “—Repurchases of The Fund’s Common Stock,” gain recognized by a non-U.S. holder upon the sale or exchange of our stock generally would not be subject to U.S. taxation unless:

•	the investment in the Fund’s Common Stock is effectively connected with the non-U.S. holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment of the non-U.S. holder), in which case the non-U.S. holder will be subject to the same treatment as domestic holders with respect to any gain;

•	the non-U.S. holder is a nonresident alien individual who is present in the United States for 183 days or more during the taxable year and has a tax home in the United States, in which case the nonresident alien individual will be subject to a 30% tax on the individual’s net capital gains for the taxable year; or

•	the non-U.S. holder is not a qualified shareholder or a qualified foreign pension fund (each as defined below) and the Fund’s Common Stock constitutes a U.S. real property interest within the meaning of FIRPTA, as described below.

We anticipate that the Fund’s Common Stock will constitute a U.S. real property interest within the meaning of FIRPTA unless we are a domestically-controlled REIT. The Fund will be a domestically-controlled REIT if, at all times during a specified testing period, less than 50% in value of our stock is held directly or indirectly by non-U.S. holders. No assurance can be given, however, that we are or will be a domestically-controlled REIT.

Even if the Fund were not a domestically-controlled REIT, a sale of Common Stock by a non-U.S. holder would nevertheless not be subject to taxation under FIRPTA as a sale of a U.S. real property interest if:

•	the Fund’s Common Stock were “regularly traded” on an established securities market within the meaning of applicable Treasury regulations; and

•	the non-U.S. holder did not actually, or constructively under specified attribution rules under the Code, own more than 10% of the Fund’s Common Stock at any time during the shorter of the five-year period preceding the disposition or the holder’s holding period.

However, it is not anticipated that the Fund’s Common Stock will be “regularly traded” on an established securities market. If gain on the sale or exchange of the Fund’s Common Stock were subject to taxation under FIRPTA, the non-U.S. holder would be subject to regular U.S. income tax with respect to any gain in the same manner as a taxable U.S. holder, subject to any applicable alternative minimum tax and special alternative minimum tax in the case of nonresident alien individuals. In such a case, under FIRPTA the purchaser of Common Stock may be required to withhold 10% of the purchase price and remit this amount to the IRS.

Qualified Shareholders. Subject to the exception discussed below, a qualified shareholder who holds the Fund’s Common Stock directly or indirectly (through one or more partnerships) will not be subject to FIRPTA withholding on distributions by the Fund or dispositions of the Fund’s Common Stock. While a qualified shareholder will not be subject to FIRPTA withholding on distributions by the Fund or dispositions of the Fund’s Common Stock, certain investors of a qualified shareholder (i.e., non-U.S. persons who hold interests in the qualified shareholder (other than interests solely as a creditor), and hold more than 10% of the Fund’s Common Stock (whether or not by reason of the investor’s ownership in the qualified shareholder)) may be subject to FIRPTA withholding.

A qualified shareholder is a non-U.S. person that (i) either is eligible for the benefits of a comprehensive income tax treaty which includes an exchange of information program and whose principal class of interests is listed and regularly traded on one or more recognized stock exchanges (as defined in such comprehensive income tax treaty), or is a foreign partnership that is created or organized under foreign law as a limited partnership in a jurisdiction that has an agreement for the exchange of information with respect to taxes with the United States and has a class of limited partnership units representing greater than 50% of the value of all the partnership units that is regularly traded on the NYSE or NASDAQ markets, (ii) is a “qualified collective investment vehicle” (within the meaning of Section 897(k)(3)(B) of the Code), and (iii) maintains records on the identity of each person who, at any time during the foreign person’s taxable year, is the direct owner of 5% or more of the class of interests or units (as applicable) described in (i), above.

Qualified Foreign Pension Funds. Any distribution to a qualified foreign pension fund (or an entity all of the interests of which are held by a qualified foreign pension fund) who holds the Fund’s Common Stock directly or indirectly (through one or more partnerships) will not be subject to FIRPTA withholding on distributions by the Fund or dispositions of the Fund’s Common Stock.

A qualified foreign pension fund is any trust, corporation, or other organization or arrangement (i) which is created or organized under the law of a country other than the United States, (ii) which is established (a) by such country (or one or more political subdivisions thereof) to provide retirement or pension benefits to participants or beneficiaries that are current or former employees (including self-employed individuals) or persons designated by such employees, as a result of services rendered by such employees to their employers or (b) by one or more employers to provide retirement or pension benefits to participants or beneficiaries that are current or former employees (including self-employed individuals) or persons designated by such employees in consideration for services rendered by such employees to such employers, (iii) which does not have a single participant or beneficiary with a right to more than 5% of its assets or income, (iv) which is subject to government regulation and with respect to which annual information reporting about its beneficiaries is provided, or is otherwise available, to the relevant tax authorities in the country in which it is established or operates, and (v) with respect to which, under the laws of the country in which it is established or operates, (a) contributions to such organization or arrangement that would otherwise be subject to tax under such laws are deductible or excluded from the gross income of such entity or arrangement or taxed at a reduced rate, or (b) taxation of any investment income of such organization or arrangement is deferred or such income is excluded from the gross income of such entity or arrangement or is taxed at a reduced rate.

The Fund urges non-U.S. holders to consult their own tax advisers to determine their eligibility for exemption from FIRPTA withholding and their qualification as a qualified shareholder or a qualified foreign pension fund.

Repurchases of The Fund’s Common Stock. A repurchase of the Fund’s Common Stock that is not treated as a sale or exchange will be taxed in the same manner as regular distributions under the rules described above. See “—Taxation of U.S. Holders of The Fund’s Common Stock—Repurchases of The Fund’s Common Stock” for a discussion of when a redemption will be treated as a sale or exchange and related matters.

A repurchase of the Fund’s Common Stock generally will be subject to tax under FIRPTA to the extent the distribution in the repurchase is attributable to gains from our dispositions of U.S. real property interests. To the extent the distribution is not attributable to gains from our dispositions of U.S. real property interests, the excess of the amount of money received in the repurchase over the non-U.S. holder’s basis in the repurchased shares will be treated in the manner described above under “—Sales of The Fund’s Common Stock.” The IRS has released an official notice stating that repurchase payments may be attributable to gains from dispositions of U.S. real property interests (except when the 10% publicly traded exception would apply), but has not provided any guidance to determine when and what portion of a repurchase payment is a distribution that is attributable to gains from our dispositions of U.S. real property interests. Due to the uncertainty, the Fund may withhold at the highest rate of U.S. federal income tax applicable to each non-U.S. holder, based on the status of such holder, from all or a portion of repurchase payments to non-U.S. holders other than qualified shareholders or qualified foreign pension funds. To the extent the amount of tax we withhold exceeds the amount of a non-U.S. holder’s U.S. federal income tax liability, the non-U.S. holder may file a U.S. federal income tax return and claim a refund.

U.S. Federal Income Tax Returns. If a non-U.S. holder is subject to taxation under FIRPTA on proceeds from the sale of the Fund’s Common Stock or on distributions the Fund makes, the non-U.S. holder will be required to file a U.S. federal income tax return. Prospective non-U.S. holders are urged to consult their tax advisors to determine the impact of U.S. federal, state, local and foreign income tax laws on their ownership of the Fund’s Common Stock, including any reporting requirements.

Taxation of Tax-Exempt Holders of The Fund’s Common Stock

Provided that a tax-exempt holder has not held its Common Stock as “debt-financed property” within the meaning of the Code and shares of stock are not being used in an unrelated trade or business, dividend income from the Fund generally will not be unrelated business taxable income (“UBTI”) to a tax-exempt holder. Similarly, income from the sale of the Fund’s Common Stock will not constitute UBTI unless the tax-exempt holder has held its Common Stock as debt-financed property within the meaning of the Code or has used the Common Stock in a trade or business.

Further, for a tax-exempt holder that is a social club, voluntary employee benefit association, supplemental unemployment benefit trust or qualified group legal services plan exempt from U.S. federal income taxation under Sections 501(c)(7), (c)(9), (c)(17) and (c)(20) of the Code, respectively, or a single parent title-holding corporation exempt under Section 501(c)(2) the income of which is payable to any of the aforementioned tax-exempt organizations, income from an investment in the Fund’s Common Stock will constitute UBTI unless the organization properly sets aside or reserves such amounts for purposes specified in the Code. These tax-exempt holders should consult their own tax advisors concerning these “set aside” and reserve requirements.

Notwithstanding the above, however, a portion of the dividends paid by a “pension-held REIT” are treated as UBTI as to any trust which is described in Section 401(a) of the Code, is tax-exempt under Section 501(a) of the Code, and holds more than 10%, by value, of the interests in the REIT. Tax-exempt pension funds that are described in Section 401(a) of the Code are referred to below as “pension trusts.”

A REIT is a “pension-held REIT” if it meets the following two tests:

•	it would not have qualified as a REIT but for Section 856(h)(3) of the Code, which provides that stock owned by pension trusts will be treated, for purposes of determining whether the REIT is closely held, as owned by the beneficiaries of the trust rather than by the trust itself; and

•	either (i) at least one pension trust holds more than 25% of the value of the interests in the REIT, or (ii) a group of pension trusts each individually holding more than 10% of the value of the REIT’s stock, collectively owns more than 50% of the value of the REIT’s stock.

The percentage of any REIT dividend from a “pension-held REIT” that is treated as UBTI is equal to the ratio of the UBTI earned by the REIT, treating the REIT as if it were a pension trust and therefore subject to tax on UBTI, to the total gross income of the REIT. An exception applies where the percentage is less than 5% for any year, in which case none of the dividends would be treated as UBTI. The provisions requiring pension trusts to treat a portion of REIT distributions as UBTI will not apply if the REIT is not a “pension-held REIT” (for example, if the REIT is able to satisfy the “not closely held requirement” without relying on the “look through” exception with respect to pension trusts).

Dividend Reinvestment Plan

Holders who participate in the dividend reinvestment plan will recognize taxable income in the amount they would have received had they elected not to participate, even though they receive no cash. These deemed distributions will be treated as actual distributions from us to the participating holders and will retain the character and U.S. federal income tax effects applicable to all distributions. Stock received under the plan will have a holding period beginning with the day after purchase, and a U.S. federal income tax basis equal to its cost, which is the gross amount of the deemed distribution. Because of the Fund’s charter restrictions on the number of shares of our stock that a person may own, the Fund does not anticipate that the Fund will become a “pension-held REIT.”

Backup Withholding Tax and Information Reporting

U.S. Holders of Common Stock. In general, information-reporting requirements will apply to payments of dividends and proceeds of the sale of the Fund’s Common Stock held by U.S. holders, unless such U.S. holder is an exempt recipient. A backup withholding tax may apply to such payments if such U.S. holder fails to provide a taxpayer identification number or certification of other exempt status or fails to report in full dividend or interest income. In addition, the Fund may be required to withhold a portion of capital gain distributions to any U.S. holders who fail to certify their U.S. status to the Fund. Any amounts withheld under the backup withholding rules will be allowed as a credit against your U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.

Brokers that are required to report the gross proceeds from a sale of the Fund’s Common Stock on IRS Form 1099-B will also be required to report the customer’s adjusted basis in the Common Stock sold and whether any gain or loss with respect to such stock is long-term or short-term. In some cases, there may be alternative methods of determining the basis in the Common Stock sold, in which case your broker will apply a default method of its choosing if you do not indicate which method you choose to have applied. U.S. holders should consult their own tax advisors regarding these reporting requirements and their election options.

Non-U.S. Holders of The Fund’s Common Stock. The Fund must report annually to the IRS and to each non-U.S. holder the amount of dividends paid to such holder and the tax withheld with respect to such dividends, regardless of whether withholding was required. Copies of the information returns reporting such dividends and withholding may also be made available to the tax authorities in the country in which the non-U.S. holder resides under the provisions of an applicable income tax treaty.

A non-U.S. holder will be subject to backup withholding for dividends paid to such holder unless such holder certifies under penalty of perjury that it is a non-U.S. holder (and the payor does not have actual knowledge or reason to know that such holder is a “United States person” as defined under the Code), or such holder otherwise establishes an exemption.

Information reporting and, depending on the circumstances, backup withholding will apply to the proceeds of a sale of the Fund’s Common Stock within the United States or conducted through certain U.S.-related financial intermediaries, unless the beneficial owner certifies under penalty of perjury that it is a non-U.S. holder (and the payor does not have actual knowledge or reason to know that the beneficial owner is a “United States person” as defined under the Code), or such owner otherwise establishes an exemption.

Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a non-U.S. holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

Legislative or Other Actions Affecting REITs

The present U.S. federal income tax treatment of REITs may be modified, possibly with retroactive effect, by legislative, judicial or administrative action at any time. The REIT rules are constantly under review by persons involved in the legislative process and by the IRS and the Treasury, which may result in statutory changes as well as revisions to regulations and interpretations. Changes to the U.S. federal tax laws and interpretations thereof could adversely affect an investment in the Fund’s Common Stock.

State and Local Taxes

We and stockholders may be subject to state or local taxation in various state or local jurisdictions, including those in which we or they transact business or reside. Our state and local tax treatment and that of stockholders may not conform to the U.S. federal income tax treatment discussed above. Consequently, prospective stockholders should consult their own tax advisors regarding the effect of state and local tax laws on an investment in the Fund’s Common Stock.

Tax Shelter Reporting

If a stockholder recognizes a loss with respect to stock of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file a disclosure statement with the IRS on Form 8886. Direct stockholders of portfolio securities are in many cases exempt from this reporting requirement, but stockholders of a REIT currently are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Additional Withholding Requirements

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% U.S. federal withholding tax may apply to any ordinary dividends and other distributions that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code) which does not provide sufficient documentation, typically on IRS Form W-8BEN-E, evidencing either (x) an exemption from FATCA, or (y) its compliance (or deemed compliance) with FATCA (which may alternatively be in the form of compliance with an intergovernmental agreement with the United States) in a manner that avoids withholding, or (ii) a “non-financial foreign entity” (as specifically defined in the Code) which does not provide sufficient documentation, typically on IRS Form W-8BEN-E, evidencing either (x) an exemption from FATCA, or (y) adequate information regarding certain substantial U.S. beneficial owners of such entity (if any). If a dividend payment is both subject to withholding under FATCA and subject to withholding tax discussed above, the withholding under FATCA may be credited against, and therefore reduce, such other withholding tax. Non-U.S. holders should consult their tax advisors to determine the applicability of this legislation in light of their individual circumstances.

Plan of Distribution

Shares

The Fund currently intends to offer four classes of its Common Stock on a continuous basis: Class I Common Stock, Class D Common Stock, Class S Common Stock and Class T Common Stock. The Fund may offer additional classes of its Common Stock in the future. The Fund intends to apply for exemptive relief from the SEC that, if granted, will permit the Fund to issue multiple classes of Common Stock and to, among other things, impose asset-based distribution fees and early redemption fees; there is no assurance, however, that the relief will be granted. If such relief has not been granted when the Fund commences its offering, the Fund expects to offer only Class I shares until any such relief is granted.

Unlisted Closed-End Fund Structure; Limited Liquidity

The Fund does not currently intend to list its Common Stock for trading on any securities exchange or any other trading market in the near future. There is currently no secondary market for its Common Stock and the Fund does not expect any secondary market to develop for its Common Stock. Stockholders of the Fund are not able to have their Common Stock redeemed or otherwise sell their Common Stock on a daily basis because the Fund is an unlisted closed-end fund. An investment in the Fund is suitable only for investors who can bear the risks associated with private market investments with potential limited liquidity of the Common Stock as described in “Repurchases” herein.

Distributor

(the “Distributor”) is the principal underwriter and distributor of the Class I Shares, Class D Shares, Class S Shares and Class T Shares and serves in that capacity on a best efforts basis, subject to various conditions. The Distributor is an affiliate of PGIM. The Distributor, located at              , is a broker-dealer registered with the SEC and is a member of FINRA.

Other broker-dealers (“Selling Agents”) may be appointed by the Distributor to assist in the sale of the Fund’s Common Stock on a best efforts basis. Shares of Common Stock are generally offered through Selling Agents that have entered into selling agreements with the Distributor.

The Distributor is not obligated to sell any specific amount of shares of Common Stock. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities, including certain liabilities arising under the Securities Act.

Sales Load

Class D Shares and Class S Shares are subject to a sales load of up to 1.5% and 3.5%, respectively, of the total offering price (including sales load). Class I Shares and Class T Shares are not subject to a sales load; however, investors could be required to pay brokerage commissions on purchases and sales of Class I Shares and Class T Shares to their selling agents. No sales load will be paid with respect to any Common Stock sold pursuant to the DRIP.

The Distributor may reallow sales loads to participating broker-dealers. Selling Agents typically receive the sales load with respect to the Class D Shares and Class S Shares purchased by their stockholders. Sales loads may be reduced for certain categories of purchasers and for volume discounts, as disclosed in this prospectus. The Selling Agents may, in their sole discretion and subject to applicable law, reduce or waive the sales load on a non-scheduled basis in individual cases. Different Selling Agents may impose different sales loads or additional fees or offer different ways to reduce sales loads or additional fees. Investors should consult with their selling agents about the sales load and any additional fees or charges their selling agents might impose on each class of Common Stock.

Ongoing Distribution and Servicing Fees

The Fund pays the Distributor a Servicing Fee that is payable monthly and accrued daily at an annualized rate of % of the net assets of the Fund attributable to Class S Shares, Class T Shares and Class D Shares. The Servicing Fee is for personal services provided to stockholders and/or the maintenance of stockholder accounts and to reimburse the Distributor for related expenses incurred. The Distributor generally will pay all or a portion of the Servicing Fee to the Selling Agents that sell Class S Shares, Class T Shares and Class D Shares. The Servicing Fee is governed by the Fund’s Distribution and Service Plan.

The Fund pays the Distributor a Distribution Fee that is payable monthly and accrued daily at an annualized rate of % of the net assets of the Fund attributable to Class S Shares and Class T Shares. The Distribution Fee is for the sale and marketing of the Class S Shares and Class T Shares and to reimburse the Distributor for related expenses incurred. All or a portion of the Distribution Fee may be used to pay for sub-transfer agency, sub-accounting and certain other administrative services that are not required to be paid pursuant to a service fee under FINRA rules. The Distributor generally will pay all or a portion of the Distribution Fee to the Selling Agents that sell Class T Shares. Payment of the Distribution Fee is governed by the Fund’s Distribution and Service Plan. With respect to Class T Shares,          % of the Distribution and Serving Fees will be for the applicable financial adviser and          % for the applicable dealer.

Participating broker dealers will receive ongoing distribution and servicing fees (a) of          % of NAV per annum for Class S Shares and Class T Shares only (consisting of a         % distribution fee (the “Distribution Fee”) and a          % stockholder servicing fee (the “Servicing Fee”)), accrued daily and payable monthly and (b) of          % for Class D Shares (all of which constitutes payment for stockholder services, with no payment for distribution services) in each case as accrued daily, and payable monthly. Class I Shares do not incur Distribution or Servicing Fees.

Minimum Investment and Share Class Availability

Generally, the minimum initial investment is $2,500 for Class S Shares and Class D Shares. There is no minimum initial investment for Class I Shares and Class T Shares. The minimum subsequent investment is $500 for each class of Common Stock, except for additional purchases pursuant to the DRIP, which are not subject to a minimum purchase amount. The minimum investment for each class of Common Stock can be modified or waived in the sole discretion of the Fund or the Distributor (defined below), including for certain financial firms that submit orders on behalf of their customers, the Fund’s officers and directors and certain employees of PGIM, including its affiliates, vehicles controlled by such employees and their extended family members. See “Plan of Distribution—How to Purchase Common Stock.” Each of the Fund or the Distributor may modify or waive minimum investment amounts in their sole discretion.

Class S Shares and Class T Shares are available to the general public through Selling Agents and other financial intermediaries that offer such stock class. Class D Shares are generally available for purchase only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D Shares, (2) through participating broker-dealers that have alternative fee arrangements with their clients to provide access to Class D Shares, (3) through investment advisers that are registered under the Managers Act or applicable state law and direct clients to trade with a broker-dealer that offers Class D Shares, (4) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (5) other categories of investors that we name in an amendment or supplement to this prospectus. Class I Shares are available only (1) through fee-based programs, known as wrap accounts, of investment dealers that provide access to Class I Shares, (2) through participating broker-dealers that have alternative fee arrangements with their clients, (3) through certain registered investment advisers, (4) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers, (5) to endowments, foundations, pension funds and other institutional investors for purchase in this offering, (6) to other categories of investors that we name in an amendment or supplement to this prospectus or (7) to the Fund’s officers and directors and their immediate family members, as well as officers and employees of PGIM or other affiliates and their immediate family members, and, if approved by the Board, joint venture partners, consultants and other service providers.

How to Purchase Common Stock

The following section provides basic information about how to purchase Common Stock of the Fund.

The Distributor acts as the distributor of Shares for the Fund on a best efforts basis, subject to various conditions, pursuant to the terms of the Distribution Agreement. The Distributor is not obligated to sell any specific amount of Shares of the Fund. Shares of the Fund will be continuously offered through the Distributor. As discussed below, the Fund may authorize one or more Selling Agents to receive orders on its behalf. Class S Shares, Class D Shares, Class T Shares, Class I Shares will be continuously offered at NAV per share calculated each regular business day, plus any applicable sales load. Selling Agents may establish different minimum investment requirements than the Fund and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through Selling Agents will normally be held in your account with that firm.

The Fund and the Distributor will have the sole right to accept orders to purchase Shares and reserve the right to reject any order in whole or in part.

No market currently exists for the Fund’s Common Stock. The Fund does not currently intend to list its Common Stock for trading on any securities exchange in the near future. There is currently no secondary market for the Fund’s Common Stock and the Fund does not anticipate that a secondary market will develop for its Common Stock. Neither the Manager nor the Distributor intends to make a market in the Common Stock.

Investors purchasing shares through a retirement plan or employee benefit plan may obtain additional information regarding the plan from their plan sponsor.

Acceptance and Timing of Purchase Orders

A purchase order received by the Fund or its designee prior to the close of the New York Stock Exchange (“NYSE”), on a day the Fund is open for business, together with payment made in one of the ways described above will be effected at that day’s NAV plus any applicable sales charge. An order received after the close of the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial firms on a business day prior to the close of the NYSE and communicated to the Fund or its designee prior to such time as agreed upon by the Fund and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. The Fund is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Fund reserves the right to treat such day as a business day and accept purchase orders in accordance with applicable law. The Fund reserves the right to close if the primary trading markets of the Fund’s portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase requests. On any business day when the Securities Industry and Financial Markets Association recommends that the securities markets close trading early, the Fund may close trading early. Purchase orders will be accepted only on days which the Fund is open for business.

For Shares purchased through the Distributor, order instructions must be received in good order prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) in order to receive the current day’s NAV. The Fund will be deemed to have received a purchase order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Instructions must include the name and signature of an appropriate person designated on the account application, account name, account number, name of the Fund and dollar amount. Payments received without order instructions could result in a processing delay or a return of wire. Failure to send the accompanying payment on the same day may result in the cancellation of the order.

The Fund and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of Shares. The sale of Shares may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors.

Purchasing Directly From the Fund

The following section provides additional information for investors wishing to purchase shares directly from the Fund. If you are investing through a financial intermediary, please contact your Selling Agent directly for more information.

Purchase by Mail. To purchase shares of Common Stock by mail, simply complete and sign the account application and mail it, or for subsequent purchases include name, fund name and account number along with a check made payable to the Fund:

Regular Mail	Overnight or Express Mail
PGIM Private Real Estate Fund, Inc.	PGIM Private Real Estate Fund, Inc.
c/o:	c/o:

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services post office box does not constitute receipt by the Transfer Agent. Receipt is determined at the time the order is received at the Transfer Agent’s offices.

All purchase checks must be in U.S. dollars drawn on a domestic financial institution. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks, or any conditional order or payment.

It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to stockholders. The Fund reserves the right to reject any application. An account application to purchase Fund shares is subject to acceptance by the Fund and is not binding until so accepted. Accounts opened by entities, such as credit unions, corporations, limited liability companies, partnerships or trusts, will require additional documentation. Please note that if any information is missing, your account application will be returned, and your account will not be opened.

Telephone Purchase. Investors may purchase additional shares of Common Stock by calling (800) 225-1852. If you elected this option on your account application, and your account has been open for at least seven (7) business days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to 4 p.m. Eastern time, shares will be purchased at the net asset value calculated on the day your order is placed.

Telephone trades must be received by or prior to market close. During periods of high market activity, stockholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Initial Investment—By wire. To purchase by wire, the Transfer Agent must have a completed account application before your wire is sent. A purchase order will not be accepted until the Fund has received the completed application and any requested documentation in proper form. Wired funds must be received by 4:00 p.m. Eastern Time to be eligible for same day pricing. Call the Transfer Agent at      between 9:00 a.m. and 6:00 p.m. Eastern Time on any day the New York Stock Exchange is open for business to advise of your intent to wire. This will ensure proper credit. Instruct your bank to wire funds to:

ABA #:

Account #:

Further credit:

Stockholder name and account number:

Subsequent Investments—By wire. Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Wired Funds Disclaimer. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and the Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Lost Stockholders, Inactive Accounts and Unclaimed Property. It is important that the Fund maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then the Fund will determine whether the investor’s account can legally be considered abandoned. Mutual fund accounts may be transferred to the state government of an investor’s state of residence if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which varies by state. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at (855) 844-8655 at least annually to ensure your account remains in active status.

Signature Guarantees. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

•	If ownership is being changed on your account;

•	When redemption proceeds are payable or sent to any person, address, or bank account not on record;

•	When a redemption request is received by the Transfer Agent and the account address has changed within the last 15 calendar days; or

•	For all redemptions in excess of $100,000 where proceeds are requested to be sent by check

The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Anti-Money Laundering

In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at (855) 844-8655 if you need additional assistance when completing your account application.

If the Fund does not have a reasonable belief of the identity of a customer, the account will be rejected, or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Sales Load Reductions

This section includes important information about sales load and sales load reductions available to investors in the Fund’s Class S Shares.

The public offering price of Class S Shares will be the NAV per share at the time of purchase, plus any applicable sales load. The initial sales load varies depending on the size of your purchase, as set forth in the tables below. The actual sales load paid may vary among and within Selling Agents, as described herein. No sales load is imposed when Class S Shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. It is the responsibility of you and/or your financial intermediary to ensure that you obtain the proper breakpoint sales load discount, if any.

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund Shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

Class S Shares of the Fund are sold subject to the following sales load:

Your investment	Sales Load as a % of the offering price
Up to $	3.50%
$ to $		%
$ to $		%
$ and over		%

A person eligible for a sales load reduction includes an individual, his or her spouse or equivalent, children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing, a director or other fiduciary purchasing for a single trust or for a single fiduciary account, or a “company” as defined in Section 2(a)(8) of the Investment Company Act. Investors must notify the Fund or their Selling Agent at the time of the purchase order whenever a sales load reduction is applicable to purchases and may be required to provide the Fund, or their Selling Agent, with certain information or records to verify eligibility for a sales load reduction. Such information or records may include account statements or other records for Shares of the Fund of the investor and other eligible persons, as described above.

Upon such notification, an investor will pay the lowest applicable sales load. Sales load reductions may be modified or terminated at any time. Selling Agents may, in their sole discretion and subject to applicable law, reduce or waive the sales load on a non-scheduled basis in individual cases. For more information about sales load reductions, investors should contact the Distributor or their Selling Agent.

Qualifying for a Reduced Class S Sales Load

Investors in the Fund may reduce or eliminate sales charges applicable to purchases of Class S Shares through utilization of the Rights of Accumulation, Letter of Intention or 90-Day Repurchase Privilege. These programs will apply to purchases of other closed-end funds that the Manager or its affiliates may sponsor in the future as well as any open-end funds sponsored by the Manager or its affiliates (collectively, the “Eligible Funds”). These programs are summarized below.

Rights of Accumulation

Any “purchaser” (as defined below) may buy Class S Shares at a reduced sales charge by aggregating the dollar amount of the new purchase and the total net amount invested of all Shares of the Fund then held by the purchaser and applying the sales charge applicable to such aggregate. To obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The rights of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

For purposes of determining the applicable sales charge discount, a “purchaser” includes an individual, the individual’s spouse and the individual’s children under the age of 21, purchasing Class S Shares for the individual’s own account or account with the individual’s spouse and/or children; or a director or other fiduciary purchasing Class S Shares for a single fiduciary account although more than one beneficiary may be involved; or employees of a common employer, provided that purchases are aggregated and submitted by a single source and quarterly confirmation of such purchases can be provided to that single source; or an organized group, provided that the purchases are made through a central administrator, or a single dealer.

Letter of Intent

A Letter of Intent (a “LOI”) provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such LOI when placing orders. For purposes of an LOI, the “Amount of Investment” as referred to in the preceding sales charge table includes all purchases of Common Stock over the 13-month period based on the total amount of intended purchases plus the value of all shares previously purchased and still owned. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of an LOI. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The LOI imposes no obligation to purchase or sell additional shares and provides for a price adjustment depending upon the actual amount purchased within such period. If the total investments under the LOI are less than the intended amount and thereby qualify for a higher sales charge than actually paid, the appropriate number of escrowed shares is redeemed and the proceeds are used towards satisfaction of the obligation to pay the increased sales charge. If a redemption order is received for an account prior to the satisfaction of the LOI, any shares not held in escrow will be redeemed first. Shares held in escrow will then be redeemed and a portion of the proceeds will be used to satisfy the obligation to pay the higher sales charge. Please contact the Transfer Agent to obtain an LOI application at                .

Stockholder’s Responsibility With Respect to Breakpoint Discounts

To obtain the Class S Share sales charge discount set forth above, you must inform your financial intermediary of the existence of any eligible amounts under any Rights of Accumulation in accounts held by family members at the time of purchase. You must inform your financial intermediary of all shares of the Fund held (i) in your account(s) at the financial intermediary, (ii) in your account(s) by another financial intermediary, and (iii) in any other accounts held at any financial intermediary belonging to family members. IF YOU FAIL TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUND OF ALL ELIGIBLE HOLDINGS OR PLANNED PURCHASES, YOU MAY NOT RECEIVE A SALES CHARGE DISCOUNT TO WHICH YOU WOULD OTHERWISE BE ENTITLED. The Fund will require the names and account numbers of all accounts claimed in connection with a request for a sales charge discount. You may also be required to provide verification of holdings (such as account statements and/or copies of documents that reflect the original purchase cost of your holdings) that qualify you for a sales charge reduction. As such, it is very important that you retain all records that may be needed to substantiate an original purchase price of your holdings, because the Fund, the Transfer Agent and financial intermediaries may not maintain this information.

90-Day Repurchase Privilege

If you redeem Class S Shares, you may reinvest some or all of the proceeds in the same class of any Eligible Fund, other closed-end funds that the Manager or its affiliates may sponsor in the future, as well as any open-end funds sponsored by the Manager or its affiliates on or before the 90th day after the redemption without a sales charge unless the reinvestment would be prohibited by the Manager’s frequent trading policy (if any). Special tax rules may apply. All accounts involved must have the same registration. This privilege does not apply to purchases made through automatic investment services. The 90-day repurchase privilege only applies to your Class S Shares if you previously paid a front-end sales charge in connection with your purchase of such Class S Shares.

Exchange Shares

For investors in certain programs sponsored by financial intermediaries that offer shares of the Fund an exchange may be made from one class of shares for another class of shares of the Fund in certain limited circumstances. Contact your program sponsor or financial intermediary with any questions. Such exchanges will not be part of the Fund's repurchase offers. For certain exchanges, subject to the discretion of the Manager and or its affiliates, the Fund may need to waive applicable sales charges in the class of stock that the stockholder is receiving. Such exchanges may be subject to the continuing availability of opinions of counsel or rulings of the IRS that the exchange of shares does not constitute a taxable event for federal income tax purposes. Stockholder should consult their tax advisers regarding the tax consequences of the exchange of shares.

Payments to Financial Intermediaries

The Fund may pay service fees to Selling Agents for sub-administration, sub-transfer agency and other stockholders services associated with stockholders whose Shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Manager, out of its own resources and without additional cost to the Fund or its stockholders, may provide additional cash payments to intermediaries, including affiliates of the Manager, for the sale of Common Stock and related services. These payments and compensation are in addition to service fees paid by the Fund, if any. Payments are generally made to intermediaries that provide stockholder servicing, marketing and related sales support or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs. Compensation may be paid as an expense reimbursement in cases in which the intermediary provides stockholder services to the Fund. The Manager may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the Common Stock sold. The level of such payments may be substantial and may be different for different Selling Agents. These payments may create incentives on the part of a Selling Agents to view the Fund favorably compared with investment funds that do not make these payments, or that make smaller payments.

Share Class Considerations

The Fund currently offers four classes of Common Stock: Class S Shares, Class D Shares, Class T Shares and Class I Shares. When selecting a class of the Fund’s Common Stock, you should consider the following:

•	Which classes of Common Stock are available to you;

•	The amount you intend to invest;

•	How long you expect to own the Fund’s Common Stock; and

•	The total costs and expenses associates with a particular class of Common Stock.

Each investor’s financial considerations are different. You should speak with your Selling Agent to help you decide which class of Common Stock is best for you. Not all Selling Agents offer all classes of Shares. In addition, Selling Agents may vary the actual sales load charged, if applicable, as well as impose additional fees and charges on each class of Common Stock. If your Selling Agent offers more than one class of Common Stock, you should carefully consider which class of Common Stock to purchase.

Distribution in Foreign Jurisdictions

The distribution of this prospectus and the offer and sale of Common Stock in certain jurisdictions may be restricted by law. It is the responsibility of any persons wishing to purchase Shares to inform themselves of and to observe all applicable laws and regulations of any relevant jurisdictions. Prospective investors should inform themselves as to the legal requirements and tax consequences within the countries of their citizenship, residence, domicile and place of business with respect to the acquisition, holding or disposal of Shares, and any foreign exchange restrictions that may be relevant thereto.

CUSTODIAN AND TRANSFER AGENT

is the custodian and foreign custody manager of the Fund and will maintain or arrange for the custody of the securities and cash of the Fund. The principal business address of                is                 ..

serves as the transfer of the Fund. The principal business address of                   is                 .

LEGAL MATTERS

Simpson Thacher & Bartlett LLP, New York, NY and Washington, D.C., serves as counsel to the Fund. Venable LLP, 750 East Pratt Street, Suite 900, Baltimore, MD 20202, serves as Maryland counsel to the Fund.

REPORTS TO SHAREHOLDERS

When available, the Fund will make available to the common shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

is the independent registered public accounting firm for the Fund providing audit and other audit related services. The principal business address of                        is                     .

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

INVESTMENT RESTRICTIONS	1
INVESTMENT POLICIES AND TECHNIQUES	4
DIRECTORS AND OFFICERS	22
PORTFOLIO TRANSACTIONS	33
CODE OF ETHICS	34
PROXY VOTING POLICIES	34
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	35
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	35
CUSTODIAN	35
DIVIDEND PAYING AGENT	35
TRANSFER AGENT AND REGISTRAR	35
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	35
ADDITIONAL INFORMATION	35
APPENDIX A: DESCRIPTION OF S&P, MOODY’S AND FITCH RATINGS	36
APPENDIX B: PROXY VOTING POLICIES OF THE SUBADVISER	41

PGIM PRIVATE REAL ESTATE FUND, INC.

CLASS I COMMON STOCK

CLASS D COMMON STOCK

CLASS S COMMON STOCK

CLASS T COMMON STOCK

PROSPECTUS

All dealers that buy, sell or trade the Fund’s Common Stock, whether or not participating in this offering, may be required to deliver a prospectus in accordance with the terms of the dealers’ agreements with the Fund’s Distributor.

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer of these securities in any jurisdiction where the offer is not permitted.

, 2021

The information in this statement of additional information is not complete and may be changed.  The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion

Preliminary Statement of Additional Information dated November 17, 2021

PGIM Private Real Estate Fund, Inc.

Statement of Additional Information           , 2021

PGIM Private Real Estate Fund, Inc., a Maryland Statutory corporation (the “Fund”), is a newly organized, non-diversified, closed-end management investment company with no operating history.  This Statement of Additional Information (“SAI”) relating to the common stock, $0.001 par value per share (“Common Stock”) does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated           , 2021 (the “Prospectus”).  This SAI, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing Common Stock, and investors should obtain and read the Prospectus prior to purchasing such Common Stock.  A copy of the Prospectus may be obtained without charge by calling (800) 451-6788.  You may also obtain a copy of the Prospectus on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov).  Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

INVESTMENT RESTRICTIONS	1
INVESTMENT POLICIES AND TECHNIQUES	4
DIRECTORS AND OFFICERS	22
PORTFOLIO TRANSACTIONS	33
CODE OF ETHICS	34
PROXY VOTING POLICIES	34
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	35
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	35
CUSTODIAN	35
DIVIDEND PAYING AGENT	35
TRANSFER AGENT AND REGISTRAR	35
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	35
ADDITIONAL INFORMATION	35
APPENDIX A: DESCRIPTION OF S&P, MOODY’S AND FITCH RATINGS	36
APPENDIX B: PROXY VOTING POLICIES OF THE SUBADVISER	41

INVESTMENT RESTRICTIONS

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund, are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of stockholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less.

Real Estate Fundamental Policy

The Fund has adopted a fundamental policy permitting it to invest in real estate or interests in real estate, securities that are secured by or represent interests in real estate (e.g. mortgage loans evidenced by notes or other writings defined to be a type of security), mortgage-related securities, investment funds that invest in real estate through entities that may qualify as real estate investment trusts (“REITs”), or in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs).

Fundamental Restrictions

The Fund may not:

(1)	Borrow money, except to the extent permitted by the Investment Company Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities)). The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its Common Stock.

(2)	Issue senior securities, except to the extent permitted by Section 18 of the Investment Company Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33 1/3% of the value of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities)).

(3)	Purchase securities on margin, but may sell securities short and write call options.

(4)	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the Investment Company Act.

(5)	Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, except the real estate industry. This limitation does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities. Under normal circumstances, the Fund will invest over 25% of its assets in the securities of companies or entities in the real estate industry.

(6)	Purchase or sell commodities, commodity contracts, including commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that the Fund may invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7)	Make loans except (a) through the purchase of debt securities or the origination of real estate-related loans in accordance with its investment objective and policies or (b) or as otherwise permitted by (i) the Investment Company Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

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With respect to the limitation regarding the Fund’s ability to borrow set forth in subparagraph (1) above, the Investment Company Act requires the Fund to maintain at all times an asset coverage of at least 300% of the amount of its borrowings. For the purpose of borrowing money, “asset coverage” means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments may be considered to be borrowings and thus subject to the Investment Company Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowings under the Investment Company Act, such as the purchasing of securities on a when-issued or delayed delivery basis, entering credit default swaps or futures contracts, engaging in short sales and writing options on portfolio securities, so long as the Fund covers its obligations by segregating liquid assets, entering into offsetting transactions or owning positions covering its obligations.

With respect to the limitation regarding the issuance of senior securities set forth in subparagraph (2) above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.

The ability of a closed-end fund to issue senior securities is severely circumscribed by complex regulatory constraints under the Investment Company Act that restrict, for instance, the amount, timing and form of senior securities that may be issued. Certain portfolio management techniques, such as purchasing securities on a when-issued or delayed delivery basis, writing credit default swaps or futures contracts, engaging in short sales or writing options on portfolio securities, may be considered senior securities under the Investment Company Act unless appropriate steps are taken to segregate the Fund’s assets or otherwise cover its obligations. To the extent the Fund uses such techniques, the Fund expects to cover its obligations under these transactions, including by the segregation of liquid assets, equal in value to the amount of the Fund’s commitment, such instrument will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. The Fund may cover such transactions using other methods currently or in the future permitted under the Investment Company Act, the rules and regulations thereunder, or orders issued by SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into account when deemed appropriate by the Fund. These segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Under the Investment Company Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

With respect to the limitation regarding underwriting the securities of other issuers set forth in subparagraph (4) above, a technical provision of the Securities Act deems certain persons to be “underwriters” if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause a fund to be engaged in the business of underwriting, the policy set forth in subparagraph (4) will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

With respect to the limitation regarding the purchase or sale of commodities and commodities contracts set forth in subparagraph (6) above, the Investment Company Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities.

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All limitations applicable to the Fund’s investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in the percentage of the Fund’s assets invested in certain securities or other instruments, resulting from market fluctuations or other changes in the Fund’s total assets, will not require the Fund to dispose of an investment until the Manager determines that it is practicable to sell or close out the investment without adverse market or tax consequences to the Fund.

Non-Fundamental Restrictions

The Fund’s investment objectives and investment strategies are not fundamental and may be changed by the Board without stockholder approval. The Fund will provide stockholders with at least 60 days’ notice prior to changing the policy to invest, under normal circumstances, 80% of its net assets (plus the amount of its borrowings for investment purposes) in a diverse portfolio of private real estate, including property, equity investments in real estate or real estate related companies and debt investments backed by real estate or real estate related companies acquired from private issuers or in private transactions.

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INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment policies and techniques in the prospectus.

The Fund intends, under normal circumstances, to invest at least 80% of its net assets (plus the amount of its borrowings for investment purposes) in a diverse portfolio of private real estate, including property, equity investments in real estate or real estate related companies and debt investments backed by real estate or real estate related companies acquired from private issuers or in private transactions. This portion of the Fund is expected to be heavily weighted to investments in property sectors that PGIM Real Estate considers strategic, including housing, logistics, office, and retail, targeting investments that should benefit from long-term structural changes driven by demographics and technological shifts. PGIM Real Estate will also employ tactical strategies that seek to capture value through cyclical opportunities and pricing dislocations in property sectors such as self-storage, hotels, medical office, data centers, net lease, and others. Many of these property investments are expected to be structured through privately-owned operating entities that own and operate whole or partial interests in real properties. In addition, the Fund will also invest in cash and cash equivalents, traded real estate-related securities such as commercial and residential mortgage-backed securities, equity or debt securities issued by REITs or real estate-related investment companies, ETFs, as well as other pooled investment vehicles, derivatives and other instruments that provide exposure to such investments.

The portfolio is expected to be broadly diversified by property type and geography with a heavy weighting to U.S. markets, but with the potential to invest in non-U.S. markets where PGIM Real Estate has expertise. The Fund will target property investments that benefit from long-term structural changes driven by demographics and technological shifts. Most investments are expected to be stabilized and income producing through which the Fund seeks to provide investors with consistent and reliable current income and the potential for capital appreciation through active asset management and research-led investing.

The portfolio is expected to be heavily weighted to investments in property sectors that PGIM Real Estate considers strategic including housing, logistics, office, and retail. The Subadviser also expects to employ tactical strategies that seek to capture value through cyclical opportunities and pricing dislocations, including in sectors such as self-storage, hotels, medical office, data centers, net lease, and other property sectors. The Fund’s property investments are expected to be structured through privately-owned operating entities that own and operate whole or partial interests in real properties, mortgage debt, mezzanine debt, and other direct real estate investments.

The Fund’s partial interest investments will generally be structured as joint ventures or co-investment arrangements with third parties and/or affiliates of the Manager and Subadviser. In these joint ventures, the Fund would generally share control with the third-party partner, but may in some cases have minority control of an investment, and in many cases the third-party partner may provide operating services for the property. In some cases the Fund may share control with a third party partner even though the Fund holds a majority of the economic interests of the joint venture.

For the purpose of providing liquidity for period stock repurchases, the Fund is expected, subject to any limitations and requirements relating to the Fund’s intention to qualify as a REIT, to hold up to 20% of its investments in cash and cash equivalents, traded real estate-related securities such as commercial and residential mortgage-backed securities, equity or debt securities issued by REITs or real estate-related investment companies, ETFs, as well as other pooled investment vehicles, derivatives and other instruments that provide exposure to such investments. The Fund may invest in securities of any credit quality, maturity, and duration to provide liquidity and to enhance performance.

The Fund expects to seek exemptive relief from the SEC that will permit it to, among other things, co-invest with certain other persons, including certain affiliates of the Manager or Subadviser and certain public or private funds managed by the Manager or Subadviser and their affiliates, subject to certain terms and conditions.Exemptive relief that has not been granted is subject to SEC approval, and there is no assurance the SEC will grant the requested relief.

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Investments in Real Estate

Ground Leases

The Fund may invest from time to time in real estate properties that are subject to ground leases. As a lessee under a ground lease, the Fund may be exposed to the possibility of losing the property upon termination, or an earlier breach by us, of the ground lease, which may adversely impact the Fund’s investment performance. Furthermore, ground leases generally provide for certain provisions that limit the ability to sell certain properties subject to the lease. In order to assign or transfer rights and obligations under certain ground leases, the Fund will generally need to obtain consent of the landlord of such property, which, in turn, could adversely impact the price realized from any such sale.

Potential Investment Structures

The Fund’s property investments in each primary strategy are expected to be structured through privately-owned operating entities or private real estate operating companies which own and operate whole or partial interests in real properties. The Fund expects to pursue these investments through various transaction types, such as large single asset purchases, portfolio purchases, platform build-ups and public to private transactions. The Fund may also enter into joint ventures with third parties to make investments. The Fund may also make investments in partnerships or other co-ownership arrangements or participations arrangements with other investors, including affiliates, to acquire properties.

The Fund has applied for exemptive relief from the SEC that permits it to, among other things, co-invest with certain other persons, including certain affiliates of the Manager and certain public or private funds managed by the Manager and its affiliates, subject to certain terms and conditions. Any such exemptive order from the SEC with respect to co-investments will impose extensive conditions on the terms of any co-investment made by an affiliate of the Fund.Exemptive relief that has not been granted is subject to SEC approval, and there is no assurance the SEC will grant the requested relief.

Wholly Owned Subsidiaries. The Fund intends to invest in commercial real estate through one or more wholly-owned operating entities. Commercial real estate investments through these wholly owned subsidiaries may include fee simple, leasehold ownership, debt instruments or a partnership/limited liability company interest in the underlying real estate. Unlike investments through joint venture entities, the Fund will maintain complete ownership of the underlying commercial real estate held by a wholly owned subsidiary and as a result, the Fund will bear all risks associated with the underlying commercial real estate. However, depending upon the investment structure, the Fund will have greater flexibility as to the renovation, redevelopment, repositioning, disposition, restructuring or payoff of an underlying commercial real estate investment held by the wholly owned subsidiary because the Fund will be in a position to exercise sole decision-making authority with respect to such underlying commercial real estate. Further, investments in real estate made through a wholly owned subsidiary will not be subject to the risk of bankruptcy of a third party or failure of such third party to fund any required capital contributions, or the risk of disputes between the Fund and its joint venture partners that could result in litigation or arbitration that would increase the Fund’s expenses. With regard to debt instruments, the collateral is subject to risks of delinquency, foreclosure and loss of principal. In certain structures, it is common for the rights of debt holders, to be governed by intercreditor or interlender agreements, which may limit the Fund’s ability to pursue remedies.

Joint Venture Entities. The Fund may enter into joint ventures with third parties, including partnerships, co-tenancies and other co-ownership arrangements or participations with mortgage or investment banks, financial institutions, real estate developers, owners, or other non-affiliated third parties for the purpose of owning or operating real estate through joint venture entities. In such event, the Fund would not be in a position to exercise sole decision-making authority regarding the underlying real estate held by the joint venture entity, and as a result the Fund may also be subject to the potential risk of impasses on decisions, such as a sale, foreclosure and restructuring because neither it nor its joint venture partners would have full control over the investments held by the joint venture entity. See “Risks—Joint Venture Risk” in the prospectus. Unlike investments in a wholly owned subsidiary, investments in joint venture entities may, under certain circumstances, involve risks related to the involvement of a third party, including the possibility that the Fund’s joint venture partners might become bankrupt or fail to fund their required capital contributions. The Fund expects that the other unaffiliated third party joint venture partners that will invest alongside the Fund in a joint venture entity will generally be third-party or affiliated property managers or institutional investors such as public pension funds, corporate pension funds, investment funds and companies and qualified trusts forming part of an endowment or charitable foundation.

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The Fund has not established safeguards it will apply to, or that will be required in, the joint venture entities. Any particular safeguards the Fund will require for investments in joint venture entities will be determined on a case-by-case basis after the Manager considers all facts it believes are relevant, such as the nature and attributes of the Fund’s potential joint venture entity partner, the proposed structure of the joint venture entity, the nature of the operations, liabilities and assets the joint venture entity may conduct or own, and the proportion of the size of the Fund’s interest when compared to the interests owned by other joint venture entity party. The Fund expects to consider specific safeguards to address potential consequences relating to:

•	The management of the joint venture, such as obtaining certain approval rights in joint ventures the Fund does not control or providing for procedures to address decisions in the event of an impasse if the Fund shares control of the joint venture.

•	The Fund’s ability to exit a joint venture, such as requiring buy/sell rights, redemption rights or forced liquidation under certain circumstances.

•	The Fund’s ability to control transfers of interests held by other parties in the joint venture, such as requiring consent, right of first refusal or forced redemption rights in connection with transfers.

•	The Fund’s qualification as a REIT for U.S. federal income tax purposes.

Investments in Publicly Traded Real Estate Securities

MBS

The following describes certain characteristics of mortgage-backed securities (“MBS”), which includes RMBS and CMBS. It should be noted that new types of MBS are developed and marketed from time to time and that, consistent with its investment limitations, the Fund may invest in those new types of MBS that the Manager believes may assist it in achieving the Fund’s investment objectives.

Yield Characteristics. Interest and principal payments on MBS are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. MBS may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

Guaranteed Mortgage Pass-Through Securities. Mortgage pass-through securities represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by the Fund and not to the purchase of Common Stock. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or “TBA” basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters.

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The guaranteed mortgage pass-through securities in which the Fund may invest may include those issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae Certificates”), the Federal National Mortgage Association (“Fannie Mae Certificates”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac Certificates”).

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned United States corporation within the Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to the payment of amounts that may be required to be paid under any guarantee, but not as to the market value of such securities. The Ginnie Mae Certificates will represent a ratable interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans (“FHA Loans”) or Veterans’ Administration Loans (“VA Loans”) and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one- to four-family housing units.

Fannie Mae Certificates. Fannie Mae is a government sponsored corporation which is subject to general regulation by the Secretary of Housing and Urban Development. Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder’s ratable interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate, but not the market value thereof, will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. Each Fannie Mae Certificate will represent a ratable interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a stockholder owned corporation created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”), and subject to general regulation by the Department of Housing and Urban Development. Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal or the market value of the securities. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (i) foreclosure sale; (ii) payment of a claim by any mortgage insurer; or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a ratable interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

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Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by Ginnie Mae, this guarantee does not apply to losses resulting from declines in the market value of these securities. Some MBS that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae and Freddie Mac. Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Corporate Bonds

The Fund may invest in corporate bonds, including corporate bonds of real estate-related companies. Corporate bonds include a wide variety of debt obligations of varying maturities issued by U.S. and foreign corporations (including banks) and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures and similar instruments and securities. The Fund will invest in U.S. dollar-denominated corporate bonds and may also invest in bonds denominated in foreign currencies in accordance with the Fund’s investment objective and policies as described in the prospectus.

The Fund has the flexibility to invest in corporate bonds that are below investment grade quality. Corporate bonds rated below investment grade quality (that is, rated below “BBB-” by Standard & Poor’s Corporation (“S&P”) or Fitch Ratings, Inc. (“Fitch”), below “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or comparably rated by another nationally recognized statistical rating organization (“NRSRO”)) are commonly referred to as “high yield” securities or “junk bonds.” Issuers of securities rated BB+/Ba1 are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Corporate bonds rated BBB- or Baa3 or above are considered “investment grade” securities. Corporate bonds rated Baa are considered medium grade obligations that lack outstanding investment characteristics and have speculative characteristics, while corporate bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Corporate bonds rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Corporate bonds rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for corporate bonds unrated by any NRSRO is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on the Manager’s research and analysis when investing in these securities.

A general description of Moody’s, S&P’s and Fitch’s ratings of bonds is set forth in Appendix A hereto. The ratings of Moody’s, S&P and Fitch generally represent their opinions as to the quality of the bonds they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk and liquidity of the securities. Consequently, bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

Subject to rating agency guidelines, the Fund may invest a significant portion of its assets in broad segments of the bond market. If the Fund invests a significant portion of its assets in one segment, the Fund will be more susceptible to economic, business, political, regulatory and other developments generally affecting issuers in such segment of the corporate bond market.

Zero Coupon Securities and Payment-In-Kind Securities

The Fund may invest in zero coupon securities and payment-in-kind securities. Zero coupon securities are debt securities that pay no cash income and are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be, assuming full repayment of the bond. The Fund also may purchase payment-in-kind securities. Payment-in-kind securities pay all or a portion of their interest in the form of debt or equity securities rather than cash.

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Zero coupon securities and payment-in-kind securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities and payment-in-kind securities may be issued by a wide variety of corporate and governmental issuers.

Current federal income tax law requires the holder of a zero coupon security, certain payment-in-kind securities, and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, the Fund may be required to distribute cash attributable to income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Variable Rate Obligations

The Fund may invest in variable rate obligations. Variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indexes, such as the prime rate, and at specified intervals. Such obligations include, but are not limited to, variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain of the variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments that may be purchased by the Fund may not trade in a secondary market and would derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as “readily marketable” for the purposes of determining whether the instrument is an illiquid security unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid. The Manager will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or the third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

Below Investment Grade (“High Yield” or “Junk”) Securities

Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by the Fund with a commensurate effect on the value of the Common Stock.

Changes by recognized rating services in their ratings of any security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody’s, S&P and Fitch is set forth in Appendix A. The ratings of Moody’s, S&P and Fitch generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities.

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The secondary markets for high yield securities are generally not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments, may adversely affect the Fund’s net asset value per share and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value the Fund’s portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of the Fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund’s portfolio may become illiquid and the proportion of the Fund’s assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years. See “Risks—Below Investment Grade (High Yield or Junk) Securities Risk” in the prospectus.

U.S. Government Obligations

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the Treasury (e.g., Ginnie Mae Certificates); (b) the limited authority of the issuer or guarantor to borrow from the Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., Freddie Mac Certificates). In the case of obligations not backed by the full faith and credit of the Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, Fannie Mae and the Student Loan Marketing Association.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements, under which the Fund will effectively pledge its assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.

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Repurchase Agreements

A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the Fund, as the buyer, at a mutually agreed upon time and price.

The Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Manager, are deemed creditworthy. The Manager will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, the Fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that the Fund has purchased has decreased, the Fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by the Fund.

Loans of Portfolio Securities

The Fund may lend portfolio securities to brokers or dealers or other financial institutions although it has no current intention to do so. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash or liquid securities with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the cash collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower and/or the broker who arranged the loan. If the Fund receives securities as collateral, the Fund will receive a fee from the borrower. If the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. If the additional collateral is not paid, the loan will be immediately due and the Fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be “demand” loans and may be terminated by the Fund at any time. The Fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities.

Rule 144A Securities

The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. The Board has determined that Rule 144A securities may be considered liquid securities if so determined by the Manager. The Manager has adopted policies and procedures for the purpose of determining whether securities that are eligible for resales under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, the Manager may make the determination as to whether a particular security is liquid or illiquid with consideration to be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security, the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security.

To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase. The Subadviser will monitor Fund investments in Rule 144A securities and will consider appropriate measures to enable the Fund to meet any investment limitations and to maintain sufficient liquidity for operating purposes and to meet redemption requests.

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Restricted Securities and Securities with Limited Trading Markets

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If the Fund were to assume substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities. The Fund could also be delayed in disposing of such securities which might have an adverse effect upon the price and timing of sales and the liquidity of the Fund. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. As more fully described above, the Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act.

Convertible Securities and Synthetic Convertible Securities

The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. Similar to traditional fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stock. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.

Synthetic convertible securities differ from convertible securities in certain respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its debt component and its convertibility component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Credit Linked Notes

Credit linked notes are structured securities typically issued by banks whose principal and interest payments are contingent on the performance of the reference issuer. Credit linked notes are created by embedding a credit default swap in a funded asset to form an investment whose credit risk and cash flow characteristics resemble those of a bond or loan. These credit linked notes pay an enhanced coupon to the investor for taking on the added credit risk of the reference issuer.

Derivatives

The Fund may use various investment strategies described below to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund’s income or gain.

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The Fund may purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency transactions; purchase and sell (or write) exchange listed and over-the-counter (“OTC”) put and call options on securities, currencies, futures contracts, indexes and other financial instruments; enter into interest rate transactions, forward transactions, equity or debt swaps and related transactions; and invest in indexed securities and other similar transactions, which may be developed to the extent that the Manager determines that they are consistent with the Fund’s investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to as “Derivatives”). The Fund’s interest rate transactions may take the form of swaps, caps, floors, collars and other combinations of options, forwards, swaps and/or futures, and the Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts and options thereon, currency swaps and options on currencies or combinations thereof.

The Fund is not a “commodity pool” (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the “CFTC”)), and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging purposes, provided that the Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, (i) its ratable share of the sum of the amount of initial margin deposits on futures contracts entered into by the Fund and premiums paid for unexpired options with respect to such contracts so that it does not exceed 5% of the liquidation value of the Fund’s net assets, after taking into account unrealized profits and unrealized losses on such contracts and options (in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation); or (ii) the aggregate “notional value” (i.e., the size of the contract, in contract units, times the current market price (futures position) or strike price (options position) of each such unit) of the contract, so that it does not exceed the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on such contracts and options.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Manager’s view as to certain market movements are incorrect, the risk that the use of Derivatives could result in significantly greater losses than if they had not been used. The degree of the Fund’s use of Derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”). For instance, the Fund will use Derivatives only to the extent such Derivatives are consistent with the requirements of the Code for maintaining its qualification as a REIT for federal income tax purposes.

On October 28, 2020, the SEC adopted Rule 18f-4 under the Investment Company Act providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. Among other things, Rule 18f-4 limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Subject to certain conditions, limited derivatives users (as defined in Rule 18f-4), however, would not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments. Compliance with these new requirements will be required after an eighteen-month transition period following the effective date of the adopted rule. As the Fund comes into compliance, the Fund’s approach to asset segregation and coverage requirements described below will be impacted. In addition, Rule 18f-4 may limit the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund.

Futures Contracts. The Fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies, interest rates and bond indexes; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on single stocks and stock indexes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). The Fund is not a commodity pool, and the Fund, where permitted, will use futures contracts and options thereon solely: (i) for bona fide hedging purposes; and (ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. The Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. In addition, the value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. In addition, the value of the Fund’s long futures and options positions (futures contracts on stock or bond indexes, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions.

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Interest Rate Futures Contracts. The Fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling debt securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if the Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly when the Manager expects that interest rates may decline, the Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices expected to result from declining interest rates. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, the Fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some instances, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

Options. In order to hedge against adverse market shifts or to increase income or gain, the Fund may purchase put and call options or write “covered” put and call options on securities, fixed income instruments, interest rates or currencies or on futures contracts on securities, stock indexes, interest rates or currencies. A call option is “covered” if, so long as the Fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is “covered” if, to support its obligation to purchase the underlying investment if a put option that the Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

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In all cases, except for certain options on interest rate futures contracts, by writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, the Fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment’s market value at the time of the option exercise over the Fund’s acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, the Fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, the Fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, the Fund will limit its opportunity to profit from a rise in interest rates.

The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should the Fund choose to exercise a call option, the Fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts.

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A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. The Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option exercised period. A “European” style put or call option may be exercised only upon expiration. A “Bermudan” style put or call option may be exercised at any time on fixed dates occurring during the term of the option. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (the “OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is currently expected to be involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. See “Risks—Derivatives Risk” in the prospectus. The Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that the Manager deems to be creditworthy. In the absence of a change in the current position of the SEC, OTC options purchased by the Fund and the amount of the Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

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If the Fund sells a call option, it is foregoing its participation in the appreciation in the value of the underlying asset; however, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against an increase in the value of the underlying securities or instruments held by the Fund and may increase the Fund’s income. Similarly, the sale of put options can also provide gains for the Fund.

The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indexes, currencies and futures contracts. All calls sold by the Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

The Fund reserves the right to purchase or sell options on instruments and indexes which may be developed in the future to the extent consistent with applicable law and the Fund’s investment objective and the restrictions set forth herein.

The Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indexes, currencies and futures contracts. In selling put options, the Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

Options on Futures Contracts. The Fund may purchase put and call options and write covered put and call options on futures contracts on stock indexes, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate and Equity Swaps and Related Transactions. The Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors, collars and combinations thereof. The Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund’s portfolio or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by the Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserves a certain return within a predetermined range of values.

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The Fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian in accordance with procedures established by the Board of Directors. If the Fund enters into an interest rate or equity swap on other than a net basis, the Fund will maintain a segregated account in the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap. The Fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the Manager deems to be creditworthy. The Manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Subadviser has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps with standardized documentation. To the extent the Fund sells caps, floors and collars it will maintain in a segregated account cash and/or cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund’s obligations with respect to the caps, floors or collars. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The liquidity of swap agreements will be determined by the Subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements for investment, hedging and risk management purposes. The Fund may invest without limitation in derivative instruments related to currencies, including options contracts, futures contracts, options on futures contracts, forward contracts and swap agreements and combinations thereof; provided that such currency derivatives are used for hedging purposes only. The Fund may sell certain equities or fixed income securities short including, but not limited to Treasury securities, for investing and/or hedging purposes.

Percentage limitations described in this Statement of Additional Information are at the time of investment by the Fund and may be exceeded on a going-forward basis as a result of credit rating downgrades or market value fluctuations in the Fund’s portfolio securities.

The effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Manager deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between the Fund and counterparties to the transactions, the Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. The Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

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Indexed Securities. The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indexes, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the Manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Manager’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s objective.

Risk Factors. Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the Manager’s view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the purchase or sale, as the case may be, of written portfolio securities at inopportune times or for prices higher than (in the case of written put options) or lower than (in the case of written call options) current market values, or cause the Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. This leverage offered by trading in options could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options. See “Leverage” in the prospectus.

As is the case with futures and options strategies, the effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Manager deems it desirable to do so. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Because the amount of interest and/or principal payments which the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indexes, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of, and may be more volatile than, the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

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Losses resulting from the use of Derivatives will reduce the Fund’s net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used. See “Risks—Derivatives Risk” in the prospectus.

When conducted outside the United States, Derivatives transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

Cover. The Fund’s use of derivatives may create financial obligations to third parties which if not covered could be construed as “senior securities” (as defined in the Investment Company Act). To the extent that the Fund determined that such obligations maybe deemed to create “senior securities,” the Fund intends to segregate or earmark liquid assets or otherwise “cover” such obligations. The Fund may cover such obligations using methods that are currently or in the future permitted under the Investment Company Act, the rules and regulations thereunder or orders issued by the SEC thereunder and to the extent deemed appropriate by the Fund, interpretations and guidance of the SEC staff.

The Fund segregates with its custodian or otherwise earmarks cash, cash equivalents or liquid assets in an amount the Fund believes to be adequate to ensure that it has sufficient liquid assets to meet its obligations under its derivatives contracts, or the Fund may engage in other measures to “cover” its obligations with respect to such transactions. The amounts that are segregated or earmarked may be based on the derivative’s notional value or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. The Fund may segregate or earmark amounts in addition to the amounts described above. For example, if the Fund writes a physically settled put option, it will typically segregate or earmark liquid assets equal to the exercise price of the option, less margin on deposit, or hold the underlying instrument directly; if the Fund writes a cash settled put option, it will typically segregate or earmark liquid assets equal to the amount the option is in the money (meaning the difference between the exercise price of the option and the current market price of the underlying instrument, when the exercise price of the option is higher than the market price of the underlying instrument), marked to market on a daily basis, less margin on deposit. Alternatively, the Fund may, in certain circumstances, enter into an offsetting position rather than segregating or designating liquid assets (e.g., the Fund may cover a written put option with a purchased put option with the same or higher exercise price or cover a written call option with a purchased call option with the same or lower exercise price).

The segregation of assets does not reduce the risks to the Fund of entering into transactions in derivatives. Additionally, although the portfolio manager attempts to ensure that the Fund has sufficient liquid assets in respect of its obligations under its derivative contracts, it is possible that the Fund’s liquid assets may be insufficient to support such obligations under its derivatives positions. The Fund may modify its asset segregation policies from time to time.

Tax Consequences of Hedging

Under applicable tax law, the Fund’s hedging activities may result in the application of the mark-to-market and straddle provisions of the Code. Those provisions could cause the Fund to recognize income or gain without a corresponding receipt of cash with which to satisfy distribution requirements, could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund and could affect whether dividends paid by the Fund are classified as capital gains or ordinary income.

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Common Stock

The Fund may invest in common stock. Common stock represents an equity ownership interest in a corporation, providing voting rights and entitling the holder to a share of the company’s success through dividends and/or capital appreciation. In the event of liquidation, common stockholders have rights to a company’s remaining assets after bond holders, other debt holders, and preferred stockholders have been paid in full. Typically, common stockholders are entitled to one vote per share to elect the company’s board of directors (although the number of votes is not always directly proportional to the number of shares owned). Common stockholders also receive voting rights regarding other company matters such as mergers and certain important company policies, such as issuing securities to management. In addition to voting rights, common stockholders sometimes enjoy what are called “preemptive rights.” Preemptive rights allow common stockholders to maintain their proportional ownership in the company in the event that the company issues another offering of stock. This means that common stockholders with preemptive rights have the right but not the obligation to purchase as many new shares of the stock as it would take to maintain their proportional ownership in the company. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. In addition, the prices of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the prices of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The value of the common stocks in which the Fund may invest will be affected by changes in the stock markets generally, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. The common stocks of smaller companies are more sensitive to these changes than those of larger companies. Common stock risk will affect the Fund’s net asset value per share, which will fluctuate as the value of the securities held by the Fund change.

Preferred Stock

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stock also entitles its holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represents an ownership interest in the company. Some preferred stock offers a fixed rate of return with no maturity date. Because it never matures, this type of preferred stock acts like a long-term bond and can be more volatile than other types of preferred stock and may have heightened sensitivity to changes in interest rates. Other preferred stock has variable dividends, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stock. Because preferred stock represents an equity ownership interest in a company, its value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company’s financial condition or prospects, or to fluctuations in the equity markets. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stocks also may be subject to optional or mandatory redemption provisions. Certain of the preferred stocks in which the Fund may invest may be convertible preferred stocks, which have risks similar to convertible securities.

Environmental, Social, and Governance (“ESG”) Integration

Although the Fund does not seek to implement a specific ESG, impact or sustainability strategy, ESG considerations are embedded through various stages of the Subadviser’s investment processes for the Fund. These considerations may include consideration of the Subadviser’s proprietary research, as well as consideration of third-party research, across the ESG risks and opportunities regarding an investment. The Subadviser will consider those ESG factors it deems relevant or additive when making investment decisions for the Fund. The ESG factors utilized in the Fund’s investment process are expected to evolve over time and one or more factors may not be relevant with respect to all issuers that are eligible for investment. ESG factors are not the primary considerations when making investment decisions for the Fund. Further, investors can differ in their views of what constitutes positive or negative ESG factors. As a result, the Fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect the Fund’s exposure to certain companies or industries.

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DIRECTORS AND OFFICERS

The Fund’s Board of Directors (the “Board of Directors” or the “Board” and the members thereof, the “Directors”) is responsible for the overall supervision of the business and affairs of the Fund and performs the various duties imposed on the Directors of investment companies by the Investment Company Act and applicable Maryland law. The Board in turn elects the officers, who are responsible for administering the day-to-day operations of the Fund. Information about the Board of Directors and officers is set forth below.  Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act, are referred to as “Independent Directors.”  Directors who are deemed to be “interested persons” of the Fund, as defined in the Investment Company Act, are referred to as “Interested Directors.”

The Fund’s executive officers are chosen each year at the first meeting of the Board of Directors following the annual meeting of shareholders, to hold office until the meeting of the Board following the next annual meeting of shareholders and until their successors are duly elected and qualify. Unless noted otherwise, the address of all Directors and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410

Biographical Information of the Board of Directors.  Certain biographical and other information relating to the Directors of the Fund is set out below.

Independent Directors

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Interested Director

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Biographical Information of the Officers of the Fund.  Certain biographical and other information relating to the officers of the Fund is set out below.

Fund Officers(

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Explanatory Notes to Tables:

• Directors are deemed to be “interested,” by reason of their affiliation with PGIM Investments LLC (“PGIM Investments”) and/or an affiliate of PGIM Investments.

• Unless noted otherwise, the address of all Directors and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

• “Other Directorship Held” includes only Directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (that is, “public companies”), or other investment companies registered under the Investment Company Act.

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• “Portfolios Overseen” includes all investment companies managed by PGIM Investments as of     , 2021. The investment companies for which PGIM Investments serves as manager include .

Compensation of Directors and Officers.  Pursuant to a Management Agreement (as defined below) with the Fund, the Manager pays all compensation of employees and officers of the Fund as well as the fees and expenses of all Interested Directors.

The Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses.  Independent Directors who serve on Board Committees may receive additional compensation.  The amount of annual compensation paid to each Independent Director may change as a result of the introduction of additional funds on whose board the Directors may be asked to serve.

The following table sets forth the estimated compensation to be paid by the Fund to the Independent Directors for service on the Board projected through the end of the Fund’s first full fiscal year, and the board of any other investment company in the Fund Complex for the most recently completed calendar year.  Interested Directors do not receive compensation from funds in the Fund Complex and therefore are not shown in the following table.

Compensation Received by Independent Directors

Name	Estimated Aggregate Fiscal Year Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex for Most Recent Calendar Year
	$			$

Explanatory Notes to Board Member Compensation Tables

Board Committees.  The Board has established three standing committees in connection with Fund governance—Audit, Nominating and Governance and Compliance and may establish additional committees from time to time as necessary. Information on the membership of each standing committee and its functions is set forth below.

Audit Committee:  The Board has determined that each member of the Audit Committee is an Independent Director.  The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund’s independent registered public accounting firm, accounting policies and procedures and other areas relating to the Fund’s auditing processes.  The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund.  The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund.  The scope of the Audit Committee’s responsibilities is oversight.  It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm’s responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).

The membership of the Audit Committee is set forth below:

Nominating and Governance Committee:  The Nominating and Governance Committee of the Board is responsible for nominating Directors and making recommendations to the Board concerning Board composition, committee structure and governance, trustee education, and governance practices.  The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the Investment Company Act.  The Nominating and Governance Committee Charter is available on the Fund’s website.

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The membership of the Nominating and Governance Committee is set forth below:

Compliance Committee. The Compliance Committee serves as a liaison between the Board and the Trust’s Chief Compliance Officer (CCO). The Compliance Committee is responsible for considering, in consultation with the Board’s Chair and outside counsel, any material compliance matters that are identified and reported by the CCO to the Compliance Committee between Board meetings. The Compliance Committee is also responsible for considering, when requested by the CCO, the CCO’s recommendations regarding the materiality of compliance matters to be reported to the Board. The Compliance Committee reviews compliance matters that it determines warrant review between Board meetings. Further, when the CCO wishes to engage an independent third party to perform compliance-related work at the Trust’s expense, the Compliance Committee will evaluate with the CCO which third party to recommend to the Board as well as the appropriate scope of the work.

The membership of the Compliance Committee is set forth below:

Leadership Structure and Qualifications of Board of Directors.  The Board is responsible for oversight of the business and affairs of the Fund.  The Fund has engaged the Manager to manage the business and affairs of the Fund on a day-to-day basis.  The Board oversees the Manager and certain other principal service providers in the operations of the Fund.  The Board is currently composed of members, of whom are Independent Directors.  The Board meets in-person at regularly scheduled meetings four times throughout the year.  In addition, Directors may meet in-person or by telephone at special meetings or on an informal basis at other times.  As described above, the Board has established three standing committees—Audit, Nominating and Governance and Compliance—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.  The Independent Directors have also engaged independent legal counsel to assist them in fulfilling their responsibilities.

The Board is chaired by an individual who is an Independent Director (the “Chair”).  As Chair, this Director leads the Board in its activities.  The Directors have determined that the Board’s leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Fund, on the one hand, and the Manager, the Subadviser and certain other principal service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships.  In addition, the structure efficiently allocates responsibility among committees.

The Board has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director should serve as a Director.  Among other attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as Directors.  A Director’s ability to perform his or her duties effectively may have been attained through a Director’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Director of other funds, public companies, or non-profit entities or other organizations; or other experiences.  Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director that led the Board to conclude that he or she should serve as a Director.

Specific details about each Director’s professional experience appear in the professional biography tables, above.

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Risk Oversight.  Investing in general and the operation of a registered closed-end fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others.  The Board oversees risk as part of its oversight of the business and affairs of the Fund.  Risk oversight is addressed as part of various regular Board and committee activities.  The Board, directly or through its committees, reviews reports from among others, the Manager, the Subadviser, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, counsel, and internal auditors of the Manager or its affiliates, as appropriate, regarding risks faced by the Fund and the risk management programs of the Manager and certain service providers.  The actual day-to-day risk management with respect to the Fund resides with the Manager and other service providers to the Fund.

Although the risk management policies of the Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Fund can be identified, or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or the Manager, its affiliates or other service providers.

Selection of Director Nominees.  The Nominating and Governance Committee is responsible for considering nominees for Directors at such times as it considers electing new members to the Board.  The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Directors, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations.  The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee.  In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills and experience; whether the individual is an “interested person” as defined in the Investment Company Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules.  The Nominating and Governance Committee also considers whether the individual’s background, skills and experience will complement the background, skills and experience of other nominees and will contribute to the diversity of the Board.  There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for election as Directors based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend an individual for nomination should submit his or her recommendation in writing to the Independent Chair of the Board (              ) or the Chair of the Nominating and Governance Committee (                   ), in either case in care of the Fund, at 655 Broad Street, Newark, NJ 07102-4410.  At a minimum, the recommendation should include:  the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the Investment Company Act; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.  The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (“Prudential”) (the parent company of the Manager) would be deemed an “interested person” under the Investment Company Act.  In addition, certain other relationships with Prudential or its subsidiaries, with registered broker-dealers, or with the Fund’s outside legal counsel may cause a person to be deemed an “interested person.”  Before the Nominating and Governance Committee decides to nominate an individual for election to the Board, Committee members and other Directors customarily interview the individual in person.  In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

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Share Ownership.  Information relating to each Director’s share ownership in the Fund as of          , 2021 and in all other registered funds in the Fund Complex that are overseen by the respective Directors as of          , 2021 is set forth in the chart below.

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Board Member in Fund Complex
Board Member Share Ownership: Independent Directors

Board Member Share Ownership: Interested Director

Unless noted otherwise herein, none of the Independent Directors, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

Shareholder Communications with Directors.  Shareholders can communicate directly with Directors by writing to the Chair of the Board, c/o the Fund, 655 Broad Street, Newark, NJ 07102-4410.  Shareholders can communicate directly with an individual Director by writing to that Director, c/o the Fund, 655 Broad Street, Newark, NJ 07102-4410.  Such communications to the Board or individual Directors are not screened before being delivered to the addressee.

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The Manager

The Manager of the Fund is PGIM Investments, 655 Broad Street, Newark, NJ 07102-4410. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential. PGIM Investments and its predecessors have served as a manager or administrator to investment companies since 1987. PGIM Investments currently serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Investments registered investment companies. As of June 30, 2021, PGIM Investments served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as manager and administrator to closed-end investment companies. As of June 30, 2021, PGIM Investments had total assets under management of approximately $      billion.

Pursuant to the Management Agreement, the Manager manages the Fund’s investment portfolio, directs purchases and sales of real estate and real estate-related assets, and reports thereon to the Fund’s officers and directors regularly. The Manager, subject to the supervision of the Fund’s Board and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund’s portfolio. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager will review the performance of the Subadviser and make recommendations to the Board with respect to the retention of subadvisers and the renewal of contracts. The Manager also administers the Fund’s corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and transfer agent. The management services of the Manager to the Fund are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.

The Management Agreement was most recently considered and approved by the Board, including a majority of the Independent Directors, on           , 2021. A discussion regarding the basis for the Board’s initial approval of the Fund’s investment advisory agreement will be provided in the Fund’s initial stockholder report. The basis for subsequent continuations of the Fund’s investment advisory agreement will be provided in annual or semi-annual reports to stockholders for the periods during which such continuations occur.

Under the Management Agreement, the Manager is entitled to receive a base management fee and an incentive fee. The Manager has voluntarily agreed to waive its Management Fee from effectiveness of the Fund’s registration statement until       . Effective       , the Manager’s agreement to temporarily waive its Management Fee will terminate and the Manager will receive a Management Fee at an annual rate of       % of the average daily value of the Fund’s net assets. The longer an investor holds shares of the Fund’s Common Stock during this period, the longer such investor will receive the benefit of this Management Fee waiver period. The base management fee is payable at the end of each month by the Fund at an annual rate of       % of the average daily value of the Fund’s net assets. The incentive fee is calculated and payable quarterly in arrears in an amount equal to       % of the Fund’s Portfolio Operating Income for the immediately preceding quarter. No incentive fee on Portfolio Operating Income will be payable in any calendar quarter in which the Fund did not achieve a 5% Total Return over the trailing 12-month period (beginning with the calendar quarter after the Fund has at least 12 months of operations).

“Portfolio Operating Income” means (1) the Fund’s share of Net Operating Income from the Fund’s real estate equity investments; plus (2) the Fund’s net investment income (or loss) from debt, preferred equity investments and real estate-related securities; minus (3) the Fund’s expenses (excluding Incentive Fees and distribution and servicing fees).

“Net Operating Income” means operating revenue net of operating expenses (inclusive of interest on investment level debt) for the Fund’s operating entities that invest in real estate and excludes (i) gains or losses from sales of depreciable real property, (ii) impairment write-downs on depreciable real property, (iii) real estate-related depreciation and amortization for each real estate operating venture and (iv) adjustments for recognizing straight line rent.

“Total Return” is measured on a per Class I share basis and means the sum of (i) all distributions paid with respect to such Class I share during the period and (ii) the change in net asset value of such Class I share during the period.

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Portfolio Operating Income does not include any component of capital gains or capital appreciation. The Manager is not entitled to any incentive fee based on the capital gains or capital appreciation of the Fund or its investments.

The Fund intends to apply for exemptive relief from the SEC to permit the Fund to pay the Manager all or a portion of its management and incentive fees in shares of Common Stock in lieu of paying the Manager an equivalent amount of such fees in cash. As a condition of this exemptive relief, the Manager has committed not to sell any shares of Common Stock received in lieu of a cash payment of its management and incentive fees for at least 12 months from the date of issuance, except in exceptional circumstances.

The investment advisory agreement continues in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Board or the vote of a majority of the outstanding securities entitled to vote (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated at any time, without the payment of any penalty, by the Fund (upon the vote of a majority of the Board or a majority of the outstanding securities entitled to vote) or by the Manager, upon not more than 60 nor less than 30 days’ written notice by either party to the other which can be waived by the non-terminating party. The agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

The investment advisory agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Manager is not liable to the Fund or any of the Fund’s stockholders for any act or omission by the Manager in the supervision or management of its respective investment activities or for any loss sustained by the Fund or the Fund’s stockholders and provides for indemnification by the Fund of the Manager, its Directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions.

Although the professional staff of the Manager will devote as much time to the management of the Fund as the Manager deems appropriate to perform its duties in accordance with the investment advisory agreement and in accordance with reasonable commercial standards, the professional staff of the Manager may have conflicts in allocating its time and services among the Fund and the Manager’s other investment vehicles and accounts. The Manager has informed the Board that the services of the Manager are not exclusive, and the Manager provides similar services to other clients and may engage in other activities.

[In connection with its management of the corporate affairs of the Fund, PGIM Investments bears the following expenses, among others: (i) the salaries and expenses of all of its and the Fund’s personnel, except the fees and expenses of Directors who are not affiliated persons of PGIM Investments or PGIM; (ii) all expenses incurred by PGIM Investments in connection with managing the ordinary course of the Fund’s business, other than those assumed by the Fund as described below; (iii) the fees, costs and expenses payable to the Subadviser pursuant to the subadvisory agreement between PGIM Investments and PGIM and (iv) the Fund’s offering and organizational expenses (including the sales load), and all expenses incurred in connection with the registration and the offering and issuance of the shares, including the preparation and printing, as necessary, of the Registration Statement, the Fund’s prospectuses for filing under federal and state securities laws in connection with the initial registration of the Fund’s Common Stock.

Under the terms of the Management Agreement, the Fund is responsible for the payment of the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund’s assets payable to PGIM Investments; the fees and expenses of Directors who are not affiliated persons of PGIM Investments or PGIM; the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to PGIM Investments in connection with its obligation of maintaining required records of the Fund and of pricing the Fund’s shares; the charges and expenses of the Fund’s legal counsel and independent auditors; brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities (and futures, if applicable) transactions; all taxes and corporate fees payable by the Fund to governmental agencies; the fees of any trade associations of which the Fund may be a member; the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund; the cost of fidelity, Directors and officers and errors and omissions insurance; subsequent to the completion of the initial public offering of the shares, the fees and expenses involved in maintaining registration of the Fund and of its shares with the SEC and paying any notice filing fees under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes; ; allocable communications expenses with respect to investor services and all expenses of shareholder and Board meetings and of preparing, printing and mailing reports, proxy statements and notices to shareholders; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business; interest payable on debt and dividends and distributions on preferred shares, as applicable, if any, incurred to finance the Fund’s investments; the cost of office facilities, equipment and certain systems (including, but not limited to application licensing, development and maintenance, data licensing and reporting); the cost incurred to implement and monitor ISDA and other agreements governing the Fund’s financing or borrowing facilities; expenses related to the engagement of any third-party professionals, consultants, experts or specialists hired to perform work in respect of the Fund; all other expenses incurred by the Fund in connection with administering the Fund’s business; and such non-recurring or extraordinary expenses as may arise.]

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The Manager will provide, or oversee the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of the Fund’s other service providers), preparing reports to stockholders and reports filed with the SEC, preparing materials and coordinating meetings of the Board, managing the payment of expenses and the performance of administrative and professional services rendered by others and providing office space, equipment and office services.

Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of         , 2021: (i) the other registered investment companies, pooled investment vehicles and other accounts managed by an investment committee (or equivalent body) on which the corresponding portfolio manager serves and (ii) the total assets under management (“AUM”) of such companies, vehicles and accounts, and (iii) the number and total AUM of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

	Account(s) Managed	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies
Pooled Investment Vehicles Other Than Registered Investment Companies		$		$
Other Accounts

Portfolio Manager Compensation

PGIM Real Estate provides a competitive total compensation package that engages, motivates and retains top talent while aligning their interests with those of our clients. Portfolio managers are compensated based on the overall performance of PGIM Real Estate and performance of the specific fund or funds they are responsible for managing.

Specifically, there are three elements of compensation: base salary, bonus and long term incentive compensation.

•	Base salary levels are reviewed annually in the first quarter of the year to determine if an individual should receive an increase based on performance, demands of the job and market compensation data which is provided by Prudential Financial, Inc.’s corporate compensation group.

•	Cash bonuses are awarded annually based on the scope of the individual’s responsibilities, their personal and portfolio performance for the prior year, and the size of the overall bonus pool available in a given year. The bonus pool is determined based on the financial performance of PGIM Real Estate and the investment performance of the portfolio managers specific fund or funds measured against each applicable benchmark or performance targets. An individual's share of the pool is based on his or her contribution toward meeting these goals. Portfolio management team members at the Vice President level and above also receive annual long-term incentive program compensation (“LTIP”). LTIP awards are based on the same factors as the annual cash bonus. The award, however, is not immediately paid to the individual and does not vest until three years after it is granted. Twenty percent (20%) of the LTIP award is made in the form of Prudential Financial restricted stock units and eighty percent is a deferred cash award. Over the vesting period, the value of the deferred cash award increases or decreases based on the performance of the accounts on which the portfolio manager works directly.

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Individuals at the Managing Director, Principals, and Vice President levels also receive deferred compensation awards. Those professionals who are eligible to participate in this program receive an annual award based on the same factors as the annual bonus. The award, however, is not immediately paid to the individual and does not vest until three years later. During that period, the value of the award increases or decreases based on the performance of the accounts on which the participant works directly and the performance of all discretionary equity real estate accounts that PGIM Real Estate manages.

Securities Ownership of Portfolio Managers

The Fund is a newly-organized investment company. Accordingly, as of the date of this Statement of Additional Information, none of the portfolio managers beneficially owned any securities issued by the Fund.

Conflicts of Interest

PGIM Real Estate is a division of PGIM, which is an indirect, wholly-owned subsidiary of Prudential Financial and is part of a full scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. PGIM Real Estate‘s portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles, such as commingled trust funds and unregistered funds. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. PGIM Real Estate aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients, including the Fund.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. PGIM Real Estate has developed policies and procedures designed to address these potential conflicts of interest.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular investment PGIM Real Estate may purchase or sell on behalf of a Fund, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of PGIM Real Estate's relationship with Prudential Financial and its other affiliates. The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with applicable law and procedures adopted thereunder by the Fund and reviewed by the independent directors of the Fund.

PGIM Real Estate may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for a Fund. PGIM Real Estate, on behalf of client portfolios, engages in real estate and other transactions with REITs and real estate operating companies and may thereby obtain material, non-public information about issuers, resulting in restrictions in trading in securities of such issuers. PGIM Real Estate generally is able to avoid certain other potential conflicts due to the possession of material, non-public information by maintaining information barriers to prevent the transfer of this information between units of PGIM as well as between affiliates and PGIM. Additionally, in an effort to avoid potential conflicts of interest, PGIM Real Estate has procedures in place to carefully consider whether or not to accept material, non-public information with respect to certain issuers, where appropriate.

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Certain affiliates of PGIM Real Estate develop and may publish credit research that is independent from the research developed within PGIM Real Estate. PGIM Real Estate may hold different opinions on the investment merits of a given security, issuer or industry such that PGIM Real Estate may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security or other securities of the issuer. Conversely, PGIM Real Estate may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, PGIM Real Estate's affiliated broker-dealers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time. PGIM Real Estate may cause transactions to be executed for the Fund concurrently with authorizations to purchase or sell the same assets for other accounts managed by PGIM Real Estate, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).

PGIM Real Estate may buy or sell, or may direct or recommend that one client buy or sell, assets of the same kind or class that are purchased or sold for the Fund, at prices which may be different. In addition, PGIM Real Estate may, at any time, execute trades of assets of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by PGIM Real Estate may differ depending upon a number of factors including, but not limited to, the unit providing the advisory services, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark.

Large clients generate more revenue for PGIM Real Estate than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to PGIM Real Estate of favoring accounts that pay a higher fee or generate more income for PGIM. To address this conflict of interest, PGIM Real Estate has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts. PGIM Real Estate manages certain funds that are subject to incentive compensation on a side-by-side basis with other accounts including the Fund. PGIM Real Estate has implemented policies and procedures to address potential conflicts of interest arising out of such side-by-side management.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

PGIM Real Estate and certain of its affiliates engage in various activities related to investment in real estate. For example, PGIM Real Estate or any of its affiliates may enter into financing arrangements with issuers of real estate securities, including the making of loans secured by the assets or by the credit of the issuer of the real estate securities and may, in certain circumstances, exercise of creditor or other remedies, against the issuer of such real estate securities in connection with such financing arrangements. In addition, PGIM Real Estate or any of its affiliates may buy or sell, or may direct or recommend that another person buy or sell, assets of the same kind or class, or from the same issuer as are purchased or sold for this or any other account under the direction of PGIM Real Estate or any of its affiliates. PGIM Real Estate or its affiliates, as a part of its direct investment in real estate on behalf of clients, may obtain material non-public information regarding an issuer of securities that the fund may hold or wish to hold. As a consequence of these activities, PGIM Real Estate’s ability to purchase or sell, or to choose the timing of purchase or sale of, real estate securities of a given issuer may be restricted by contract or by applicable laws, including ERISA or federal securities laws.

Prudential Financial and the general account of The Prudential Insurance Company of America (“PICA”) may at times have various levels of financial or other interests in companies whose securities may be purchased or sold in PGIM's client accounts, including the Fund. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by PGIM on behalf of the Fund. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus PGIM may invest Fund assets in the securities of companies with which PGIM or an affiliate of PGIM has a financial relationship, including investment in the securities of companies that are advisory clients of PGIM.

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PGIM Real Estate follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential and actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and will ensure avoidance or disclosure of each and every situation in which a conflict may arise.

The Manager and its affiliates have existing and potential relationships with a significant number of corporations, institutions and individuals in matters related to its other businesses and investments. As a result of these relationships, the Manager may face conflicts of interest in connection with any transactions involving an investment by the Fund with such persons, including with respect to the consideration offered by, and the obligations of, such persons. In determining whether to pursue a particular investment on behalf of the Fund, these relationships could be considered by the Manager, and there may be certain potential investments which will not be pursued on behalf of the Fund in view of such relationships. As a result, there can be no assurance that all potentially suitable investment opportunities that come to the attention of the Managers will be made available to the Fund.

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PORTFOLIO TRANSACTIONS

Subject to policies established by the Board, PGIM Investments is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. When possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain what are believed to be the best results in conducting portfolio transactions, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available. Many of the Fund’s investments in real estate will not be investments in securities.

Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and other similar services) to PGIM Investments and/or PGIM may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by PGIM Investments and/or PGIM and the expenses of PGIM Investments and/or PGIM will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by PGIM Investments and/or PGIM in servicing all of its accounts and such research might not be used by PGIM Investments and/or PGIM in connection with the Fund.

Under the Investment Company Act, any affiliated person or promoter of or principal underwriter for the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Because transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund will not serve as the Fund’s dealer in such transactions and the underwriters will not serve as the Fund’s dealer in such transactions until permitted by applicable law. However, affiliated persons of the Fund may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which an affiliate is a member or in a private placement in which an affiliate serves as placement agent except pursuant to procedures adopted by the Board that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions; (ii) at least annually furnishes the account with a statement setting out the aggregate compensation received by the member in effecting such transactions; and (iii) complies with any rules the SEC has prescribed with respect to the requirements of clauses (i) and (ii).

Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of PGIM Investments and/or PGIM or their affiliates. Because of different investment objectives or other factors, a particular security may be bought for one or more clients of PGIM Investments and/or PGIM or their affiliates when one or more clients of PGIM Investments and/or PGIM or their affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which PGIM Investments and/or PGIM or their affiliates act as investment advisers, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of PGIM or their affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

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CODE OF ETHICS

The Board, including a majority of the Independent Directors, has adopted the code of ethics of the Fund pursuant to Rule 17j-1 under the Investment Company Act and has also approved the Manager’s and Subadviser’s code of ethics that were adopted by them in accordance with Rule 17j-1 and Rule 204A-1 under the Investment Managers Act of 1940.  These codes of ethics establish procedures for personal investments and restrict certain personal securities transactions.  Personnel subject to a code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the code’s requirements.

The codes of ethics are available on the Edgar Database on the SEC’s website, http://www.sec.gov.  This reference to the website does not incorporate the contents of the website into this SAI.

PROXY VOTING POLICIES

The Board has delegated to the Manager the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. The Manager is authorized by the Fund to delegate, in whole or in part, its proxy voting authority to the subadviser(s) or third party vendors consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.

The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.

The Manager delegates to PGIM Real Estate the responsibility for voting proxies. PGIM Real Estate is expected to identify and seek to obtain the optimal benefit for the Fund, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of PGIM Real Estate or its affiliates. The Manager and the Board expect that PGIM Real Estate will notify the Manager and Board at least annually of any such conflicts identified and confirm how the issue was resolved. PGIM Real Estate is a signatory to the United Nations Principles of Responsible Investment. As an investment manager signatory, PGIM Real Estate believes that environmental, social, and corporate governance (ESG) issues can affect the performance of investment portfolios to varying degrees across companies, sectors, regions, asset classes and through time. Subject to its fiduciary duty as an investment adviser, PGIM Real Estate seeks to incorporate and address ESG issues when voting portfolio proxies. In addition, the Manager expects that PGIM Real Estate will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the SEC. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ending June 30 is available without charge on the Fund’s website at www.pgim.com and on the SEC’s website at www.sec.gov.

A summary of the proxy voting policies of the Subadviser is attached as Appendix B.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is a person who beneficially owns more than 25% of the voting securities of a company. provided the initial capitalization of the Fund. For so long as          has a greater than 25% interest in the Fund, will be deemed be a “control person” of the Fund for purposes of the Investment Company Act. However, it is anticipated that once the Fund commences the offering of Common Stock,            ’s control will be diluted until such time as it is no longer deemed a control person of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

, an independent registered public accounting firm, provides auditing and limited tax services to the Fund and is located at                .

Custodian

is the custodian and foreign custody manager of the Fund and will maintain or arrange for the custody of the securities and cash of the Fund.  The principal business address of              is           .

Dividend Paying Agent

serves as the dividend paying agent of the Fund.  The principal business address of          is          .

Transfer Agent and Registrar

serves as the transfer agent and registrar of the Fund. The principal business address of           is          .

Independent Registered Public Accounting Firm

is the independent registered public accounting firm for the Fund providing audit and other audit related services. The principal business address of           is          .

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the Common Stock offered hereby, has been filed by the Fund with the SEC in Washington, D.C. The Fund’s prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC.  You may obtain the complete Registration Statement from the SEC’s website at http://www.sec.gov.  To obtain annual and semi-annual shareholder reports electronically (when available), please visit the Fund’s website (www.pgim.com), which also provides a link to the SEC’s website, or call (800) 451-6788 (toll-free).  You may also call this number to request additional information or to make other inquiries pertaining to the Fund.

Statements contained in the Fund’s prospectus and SAI as to the contents of any material contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such material contract or other document required by SEC rules to be filed as an exhibit to the Registration Statement of which this SAI forms a part, each such statement being qualified in all respects by such reference.

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APPENDIX A

DESCRIPTION OF S&P, MOODY’S AND FITCH RATINGS

Moody’s Investors Service Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (Moody’s) rating symbols and their meanings (as published by Moody’s) follows:

1. Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note:	Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1.	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2.	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3.	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG.	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

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Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1.	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2.	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3.	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG.	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

2. Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

NOTE:	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

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Standard & Poor’s

A brief description of the applicable Standard & Poor’s (S&P) rating symbols and their meanings (as published by S&P) follows:

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

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BB:	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C:	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D:	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-):	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.:	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1:	A short-term obligation rated ’A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:	A short-term obligation rated ’A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:	A short-term obligation rated ’A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ’B-1’, ’B-2’, and ’B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

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B-1:	A short-term obligation rated ’B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2:	A short-term obligation rated ’B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3:	A short-term obligation rated ’B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meets its financial commitments over the short-term compared to other speculative-grade obligors.

C:	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D:	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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APPENDIX B:  PROXY VOTING POLICIES OF THE SUBADVISER

PGIM, INC.

The policy of each of PGIM’s asset management units is to vote proxies in the best interests of their respective clients based on the clients’ priorities. Client interests are placed ahead of any potential interest of PGIM or its asset management units.

Because the various asset management units manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below.

Relevant members of management and regulatory personnel oversee the proxy voting process and monitor potential conflicts of interest. In addition, should the need arise, senior members of management, as advised by Compliance and Law, are authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.

VOTING APPROACH OF PGIM REAL ESTATE

PGIM Real Estate. PGIM Real Estate is a business unit of PGIM. PGIM Real Estate’s proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PGIM Real Estate’s judgment of how to further the best long-range economic interest of our clients (i.e., the mutual interest of clients in seeing the appreciation in value of a common investment over time) through the shareholder voting process. PGIM Real Estate’s policy is generally to vote proxies on social or political issues on a case by case basis. Additionally, where issues are not addressed by our policy, or when circumstances suggest a vote not in accordance with our established guidelines, voting decisions are made on a case-by-case basis taking into consideration the potential economic impact of the proposal. With respect to international holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences, and generally vote foreign securities on a best efforts basis in accordance with the recommendations of the issuer’s management if we determine that voting is in the best economic interest of our clients.

PGIM Real Estate utilizes the services of a third party proxy voting facilitator, and upon receipt of proxies will direct the voting facilitator to vote in a manner consistent with PGIM Real Estate’s established proxy voting guidelines described above (assuming timely receipt of proxy materials from issuers and custodians). In accordance with its obligations under the Managers Act, PGIM Real Estate provides full disclosure of its proxy voting policy, guidelines and procedures to its clients upon their request, and will also provide to any client, upon request, the proxy voting records for that client’s securities.

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PART C—OTHER INFORMATION

Item 25: Financial Statements and Exhibits.

Part A None

Part B Financial Statements(2)

Exhibits
(a)(1)	Articles of Incorporation(1)
(a)(2)	Articles of Amendment and Restatement(2)
(b)	Bylaws(2)
(c)	Not Applicable
(d)	Registrant’s Articles of Incorporation are incorporated herein by reference
(e)	Form of Distribution Reinvestment Plan(2)
(f)	Not Applicable
(g)(1)	Form of Investment Management Agreement between the Registrant and the Manager(2)
(g)(2)	Form of Subadvisory Agreement between the Manager and the Subadviser(2)
(h)(1)	Form of Distribution Agreement between the Registrant and the Distributor(2)
(h)(2)	Form of Dealer Agreement(2)
(i)	Not Applicable
(j)	Custody Agreement(2)
(k)(1)	Transfer Agency Agreement(2)
(k)(2)	Form of Expense Limitation and Reimbursement Agreement(2)
(l)	Opinion and Consent of Venable LLP(2)
(m)	Not Applicable
(n)	Consent of Independent Registered Public Accounting Firm(2)
(o)	Not Applicable
(p)	Not Applicable
(q)	Not Applicable
(r)(1)	Code of Ethics of the Registrant(2)
(r)(2)	Code of Ethics of the Manager(2)
(s)	Power of Attorney(2)

(1)            Previously filed on August 27, 2021 with the Registrant’s Registration Statement on Form N-2 (File No. 333-259133) and incorporated by reference herein.

(2)            To be filed by amendment.

Item 26: Marketing Arrangements.

To be provided by amendment.

Item 27: Other Expenses of Issuance and Distribution.

Securities and Exchange Commission Registration Fees	$	*
Financial Industry Regulatory Authority, Inc. Fees	$	*
Printing and Engraving Fees	$	*
Legal Fees	$	*
Audit Fees	$	*
Miscellaneous Expenses	$	*
Total	$	*

*To be furnished by amendment.

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Item 28: Persons Controlled by or Under Common Control with Registrant.

None.

Item 29: Number of Holders of Securities.

The following table shows the number of holders of securities of the Registrant as of                , 2021.

Title of Class	Number of Record Holders
Class S Shares
Class T Shares
Class D Shares
Class I Shares

Item 30: Indemnification.

Maryland law permits a Maryland corporation to include a provision in its charter eliminating the liability of its directors and officers to the corporation and its shareholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment as being material to the cause of action. The Registrant’s charter contains a provision that eliminates its directors’ and officers’ liability to the maximum extent permitted by Maryland law and the Investment Company Act.

The Registrant’s charter and its Bylaws require it, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer of the Registrant or any individual who, while a director or officer of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, member or trustee, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any of the foregoing capacities and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding, without requiring a preliminary determination of the ultimate entitlement to indemnification. The Registrant’s charter also permits it to indemnify and advance expenses to any individual who served any predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or any predecessor of the Registrant. In accordance with the Investment Company Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a Maryland corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party to, or witness in, by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. A Maryland corporation may not indemnify a director or officer who has been adjudged liable in a suit by or in the right of the corporation or in which the director or officer was adjudged liable to the corporation or on the basis that a personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct, or was adjudged liable on the basis that personal benefit was improperly received; however, indemnification for an adverse judgment in a suit by or in the right of the corporation, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

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In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The Registrant maintains insurance on behalf of any person who is or was an independent director, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31: Business and Other Connections of Manager and Sub-Adviser.

To be provided by amendment.

Item 32: Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)           the Registrant, PGIM Private Real Estate Fund, Inc., 655 Broad Street, Newark, NJ 07102;

(2)           the Transfer Agent,        ;

(3)           the Custodian,        ;

(4)           the Manager, PGIM Investments LLC, 655 Broad Street, Newark, NJ 07102; and

(5)           the Subadviser, PGIM Inc., 655 Broad Street, Newark, NJ 07102.

Item 33: Management Services.

Not applicable.

Item 34: Undertakings.

1.     Not applicable.

2.     Not applicable.

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3.     The Registrant undertakes:

a. To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

i. to include any prospectus required by Section 10(a)(3) of the Securities Act;

ii. to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement ; and

iii. to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

b. that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c. to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d. that, for the purpose of determining liability under the Securities Act to any purchaser:

i. Not applicable;

ii. if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

e. that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

i. any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

ii. free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

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iii. the portion of any advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

iv. any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4. Not applicable.

5. Not applicable.

6. Not applicable.

7. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, State of New Jersey on the 17 day of November, 2021.

PGIM PRIVATE REAL ESTATE FUND, INC.

By:	/s/ Joel Sauber
Name: Joel Sauber
Title: President

Pursuant to the requirements of the Securities Act, this Pre-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

By:	/s/ Joel Sauber	President (Principal Executive Officer)	November 17, 2021
Joel Sauber

By:	/s/ Christian J. Kelly	Treasurer (Principal Financial and Accounting Officer)
	Christian J. Kelly		November 17, 2021

By:	/s/ Claudia DiGiacomo	Secretary and Sole Director	November 17, 2021
Claudia DiGiacomo

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